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                                   PROSPECTUS


                                 August 1, 2002



                          BROWNIA SMALL-CAP GROWTH FUND

                              Institutional Shares
                                A, B and C Shares

                           BROWNIA GROWTH EQUITY FUND





                EACH FUND SEEKS CAPITAL APPRECIATION BY INVESTING
                           PRIMARILY IN COMMON STOCK.




  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED EITHER FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                               TABLE OF CONTENTS
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     RISK/RETURN SUMMARY                                                 2

           BrownIA Small-Cap Growth Fund                                 2
           BrownIA Growth-Equity Fund                                    3
           Principal Risks of Investing in the Funds                     5
           Who May Want to Invest in the Funds                           6


     PERFORMANCE INFORMATION                                             7


     FEE TABLES                                                         11


     MANAGEMENT                                                         14


     YOUR ACCOUNT                                                       17

           How to Contact the Funds                                     17
           General Information                                          17
           Buying Shares                                                18
           Selling Shares                                               22
           Choosing a Share Class-BrownIA
           Small-Cap Growth Fund                                        26
           Exchange Privileges                                          29
           Retirement Accounts                                          30

     OTHER INFORMATION                                                  31


     FINANCIAL HIGHLIGHTS                                               32

RISK/RETURN SUMMARY                                                    [LOGO]
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This Prospectus offers Institutional Shares, A Shares, B Shares and C Shares of BrownIA Small-Cap Growth Fund. Institutional Shares are designed for institutional investors and A, B and C Shares are designed for retail investors. This Prospectus also offers shares of BrownIA Growth Equity Fund.

[Margin Callout: CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

PRICE/BOOK RATIO means the price of a stock divided by the company's book value per share.

FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to help forecast the future value of its stock price. This analysis includes a review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.

PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.

PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.]

BROWNIA SMALL-CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGY The Fund invests at least 80% of its net assets (including borrowings) in the common stock of small domestic growth companies ("80% Policy"). Growth companies are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and attractive stock prices. The Fund primarily invests in Small companies are typically those companies whose market capitalizations are less than $1.5 billion. If 80% of the Fund's net assets (including borrowings) are not invested in small, domestic growth companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to small domestic growth companies.

The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES Brown Investment Advisory Incorporated (the "Adviser") starts by identifying a universe of small companies. From these companies, the Adviser selects those with the potential to grow earnings 20% or more annually and a market capitalization of less than $1.5 billion. The Adviser then performs a fundamental analysis of these companies. The Adviser uses the data to identify companies that have:
     o Significant business opportunities relative to their operating history and size
     o  Proprietary products, services or distribution systems

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     o  Management with a plan that the Adviser can understand  and monitor
     o  Attractively  priced  stocks compared to their growth potential

The Adviser plans to invest in these companies early in their life cycle and to hold the investments for the long-term if they continue to satisfy the Fund's investment criteria.

THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:
     o  It subsequently fails to meet the Adviser's initial investment criteria
     o A more attractively priced company is found or if funds are needed for other purposes
     o It becomes overvalued relative to the long-term expectation for the stock price

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. While investing for temporary defensive purposes, the Fund may not achieve its investment objective.

BROWNIA GROWTH EQUITY FUND

INVESTMENT OBJECTIVE The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGY The Fund invests at least 80% of its net assets (including borrowings) in the common stock of domestic companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy.

The Fund primarily invests in domestic companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and attractive stock prices. The Fund

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may also invest in companies that do not have particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. The Fund also primarily invests in large companies whose market capitalization is $2.5 billion or greater. If the Fund is not primarily invested in large companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to large companies.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES The Adviser starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Adviser believes have:
     o Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
     o Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
     o A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change

The Adviser then focuses on those companies that have the ability to grow at above average rates over several years, given the Adviser's belief that superior investment returns are better achieved by low portfolio turnover. Factors considered include:
     o  Product cycles,  pricing flexibility and product or geographic mix
     o  Cash flow and  financial  strength to fund growth
     o Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation

The Adviser then uses a range of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. Valuation techniques also permit the Adviser to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock compared to its market price.

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THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:
     o  It subsequently fails to meet the Adviser's initial investment criteria
     o A more attractively priced company is found or if funds are needed for other purposes
     o It becomes overvalued relative to the long-term expectation for the stock price

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in cash prime quality cash equivalents such as prime commercial paper and other money market instruments. While investing for temporary defensive purposes, the Fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

GENERAL RISKS An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money on your investment in a Fund, or the Fund could under perform other investments. The value of a Fund's investments will fluctuate as the stock market fluctuates. An investment in a Fund is not by itself a complete or balanced investment program and there is no guarantee the Fund will achieve its investment objective. Nevertheless, investing in equity securities with different capitalizations may be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

Because each Fund invests in growth stocks, there is a risk that the stocks will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the growth potential of a stock. The Adviser's judgment as to the growth potential of a stock may also prove to be wrong. A decline in investor demand for growth stocks may also adversely affect the value of these securities.

ADDITIONAL RISKS OF BROWNIA SMALL-CAP GROWTH FUND Because investing in small companies can have more risk than investing in larger, more established companies, an investment in BrownIA Small-Cap Growth Fund may have the following additional risks:

     o Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
     o Securities of many small companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
     o Changes in the value of small company stocks may not mirror the fluctuation of the general market
     o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in BrownIA Small-Cap Growth Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUNDS

A Fund may be appropriate for you if you:
     o Are willing to tolerate significant changes in the value of your investment
     o Are pursuing a long-term goal o Are willing to accept higher short-term risk

A Fund may NOT be appropriate for you if you:
     o Want an investment that pursues market trends or focuses only on particular sectors or industries
     o  Need regular income or stability of principal
     o  Are pursuing a short-term goal or investing emergency reserves

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The following charts and tables illustrate the variability of a Fund's returns. The charts and the tables provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance. PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

BROWNIA SMALL-CAP GROWTH FUND - INSTITUTIONAL SHARES

CALENDAR YEAR TOTAL RETURNS The following chart shows the returns for the Fund's Institutional shares for each calendar year that the Fund has been in operation. The chart does not reflect sales charges. If the sales charges were reflected, the annual total return would be less than shown.

[EDGAR REPRESENTATION OF BAR CHART:
2000-   -15.59%
2001-   -12.96%]

       The calendar year-to-date return as of June 30, 2002 was -30.62%.

During the periods shown in the chart, the highest quarterly return was 48.45 (for the quarter ended October 1, 1999 through December 31,1999) and the lowest quarterly return was -35.46 % (for the quarter ended July 1, 2001 - September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN - INSTITUTIONAL SHARES The following table compares the average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sales of Fund shares) of the Fund's Institutional Shares as of December 31, 2001 to the Russell 2000(R) Growth Index. Average annual total return information for A Shares, B Shares and C Shares is not included since these classes had not commenced operations prior to the date of this Prospectus.

                                                   1                   SINCE
INSTITUTIONAL SHARES                              YEAR             INCEPTION (1)
Return Before Taxes                             -12.96%                4.83%
Return After Taxes on Distributions             -12.96%                4.49%
Return After Taxes on Distributions              -7.89%                3.91%
  and Sale of Fund Shares
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INDEX - RUSSELL 2000 GROWTH INDEX                -9.23%               -3.27%

(1)   Institutional Shares commenced operations on June 28, 1999.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

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BROWNIA GROWTH EQUITY FUND

CALENDAR YEAR TOTAL RETURNS The following chart shows the Fund's annual total return for each full calendar year that the Fund has operated.

[EDGAR REPRESENTATION OF BAR CHART:
2000-   -9.53%
2001-   -9.34%]

     The calendar year-to-date total return as of June 30, 2002 was-21.91%.

During the periods shown in the chart, the highest quarterly return was 17.92%% (for the quarter ended October 1, 2001 through December 31, 2001) and the lowest quarterly return was -18.64% (for the quarter ended July 1, 2001 through September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the Fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sales of Fund shares) as of December 31, 2002 to the S&P 500 Index.

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                                                    1                SINCE
BROWNIA GROWTH EQUITY FUND                         YEAR          INCEPTION (1)
Return Before Taxes                               -9.34%           -4.44%
Return After Taxes on Distributions               -9.51%           -4.53%
Return After Taxes on Distributions
   and Sale of Fund Shares                        -5.70%           -3.57%
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INDEX - S&P 500 INDEX.                           -11.87%           -4.51%

(1)      The Fund commenced operations on June 28, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

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BROWNIA SMALL-CAP GROWTH FUND

The following tables describe the various fees and expenses that you will bear if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                         INSTITUTIONAL      A SHARES     B SHARES     C SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                    SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as          None
a percentage of the offering price)                                           5.50%        None         None
Maximum Deferred Sales Charge (Load)                          None          1.00%(1)       5.00%        1.00%

(1) Applicable only on purchases of $1 million or more that are redeemed within twenty four months of purchase.


ANNUAL FUND OPERATING EXPENSES                           INSTITUTIONAL      A SHARES      B SHARES    C SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)             SHARES
Management Fees                                              1.00%            1.00%        1.00%        1.00%
Distribution (12b-1) Fees                                     None            0.25%        0.75%        0.75%
Other Expenses                                               0.20%            0.33%        1.22%       18.13%
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.20%            1.58%        2.97%       19.88%
Fee Waiver and Expense Reimbursement (2)                     0.00%            0.08%        0.97%       17.88%
NET EXPENSES(2)                                              1.25%            1.50%        2.00%        2.00%



(1) The expenses of Institutional Shares, A Shares, B Shares and C Shares are based on estimated expenses for the Fund's fiscal year ending on May 31, 2003.
(2) The Adviser has contractually agreed to waive its fee and reimburse fund expenses to the extent that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Funds Institutional Shares, A Shares, B Shares and C Shares exceed 1.25%, 1.50%, 2.00% and 2.00%, respectively, of that class average daily net assets through September 30, 2003. 8

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EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in one of the Fund's classes (paying the applicable maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period (paying the applicable contingent deferred sales charge for B Shares and C Shares). The example also assumes that your investment has a 5% annual return, that a Fund's total annual fund operating expenses remain the same as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                         INSTITUTIONAL SHARES      A SHARES          B SHARES            C SHARES
1 YEAR                           $122                $694              $703                 $303
3 YEARS                          $381               $1,013            $1,127               $3,712
5 YEARS                          $659               $1,354            $1,677               $6,254
10 YEARS                        $1,454              $2,315            $2,731               $9,953

You would pay the following expenses assuming you do NOT redeem your shares at the end of the periods shown.


                         INSTITUTIONAL SHARES      A SHARES          B SHARES            C SHARES
1 YEAR                           $122                $694              $203                $203
3 YEARS                          $381               $1,013             $827               $3,712
5 YEARS                          $659               $1,354            $1,477              $6,254
10 YEARS                        $1,454              $2,315            $2,731              $9,953


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BROWNIA GROWTH EQUITY FUND

The following tables describe the various fees and expenses that you will bear if you invest in the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts. There is no charge to purchase or redeem Fund shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)(1)           INSTITUTIONAL SHARES
Management Fees                                                    0.75%
Distribution (12b-1) Fees                                           None
Other Expenses                                                     0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.22%

(1)  Based on amounts for the fiscal year ended May 31, 2002.


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's total annual fund operating expenses remain the same as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        1           3           5          10
                                       YEAR       YEARS       YEARS       YEARS
BrownIA Growth Equity Fund             $124       $387        $670       $1,476

MANAGEMENT                                                              [LOGO]
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Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Each Fund's Adviser is Brown Investment Advisory Incorporated, Furness House, 19 South Street, Baltimore, Maryland 21202. The Adviser is a wholly owned subsidiary of Brown Investment Advisory & Trust Company, the investment adviser for each Fund prior to May 1, 2001. Brown Advisory & Trust Company is a wholly owned subsidiary of Brown Capital Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to June 1998, the Adviser operated as a subsidiary of Bankers Trust Company under the name of Alex. Brown Capital Advisory & Trust Company. The Adviser and its affiliates have provided investment advice and management services to clients for over 8 years.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee of at an annual rate of 1.00% of the average daily net assets of BrownIA Small-Cap Growth Fund and 0.75% of the average daily net assets of BrownIA Growth Equity Fund. For the fiscal year ended May 31, 2002, the Adviser received its entire investment advisory fee with respect to BrownIA Small-Cap Growth Fund and waived its entire investment advisory fee with respect BrownIA Growth Equity Fund.

As of June 30, 2002, the Adviser had approximately $3.8 billion of assets under management.

A committee of investment professionals makes all investment decisions for each Fund and no other person is primarily responsible for making recommendations to that committee.

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OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to each Fund. As of June 30, 2002, Forum provided services to investment companies and collective investment funds with assets of approximately $115 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of each Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of each Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to each Fund, Forum Accounting Services, LLC is each Fund's accountant, Forum Shareholder Services, LLC ("Transfer Agent") is each Fund's transfer agent and Forum Trust, LLC is each Fund's custodian.

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FUND EXPENSES

Each Fund pays for its own expenses. Expenses of each share class of BrownIA Small-Cap growth Fund include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. Expenses of BrownIA Growth Equity Fund include its own expenses as well as Trust expenses that are allocated among each Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of each Fund. Any waiver or expense reimbursement increases a Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

The Adviser has contractually agreed to waive its fee in order to limit total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of BrownIA Small-Cap Growth Fund's Institutional Shares, A Shares, B Shares and C Shares exceed 1.25%, 1.50%, 2.00% and 2.00%, respectively, of that class' average daily net assets through September 30, 2003. The Adviser has voluntarily agreed to waive its fee in order to limit total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of BrownIA Growth Equity Fund to 1.00% of that Fund's average daily net assets through September 30, 2003.The Adviser's waivers and reimbursements with respect to each Fund may decrease after September 30, 2003.

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[Margin callout: HOW TO CONTACT THE FUNDS

WRITE TO US AT:
     BrownIA Funds
     P.O. Box 446
     Portland, ME 04112

OVERNIGHT ADDRESS:
     BrownIA Funds
     Two Portland Square
     Portland, Maine 04101

TELEPHONE US AT:
     (800) 540-6807 (toll free) or
     (207) 879-0001

WIRE INVESTMENTS
 (OR ACH PAYMENTS) TO:
     Deutsche Bank Trust Company Americas
     New York, New York
     ABA #021001033

     FOR CREDIT TO:
     Forum Shareholder Services, LLC
     Account # 01-465-547
     Re: (Name of Your Fund)
     (Your Name)
     (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) shares of each class of BrownIA Small-Cap Growth Fund and shares of BrownIA Growth Equity Fund on each weekday that the New York Stock Exchange is open. Under unusual circumstances, each Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each class of BrownIA Small-Cap Growth Fund at the net asset value of that class ("NAV") plus any applicable sales charge (or minus any applicable sales charge in a case of redemptions) next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 18 through 30). You may purchase or sell (redeem) shares of BrownIA Growth Equity Fund at the NAV of the Fund next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 15 through 24). If the Transfer Agent receives your purchase or redemption request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the Fund (or applicable class in the case of BrownIA Small Cap Growth Fund) plus or minus any applicable sales charge. A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Neither Fund issues share certificates.

If you purchase shares directly from either Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

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WHEN AND HOW NAV IS DETERMINED Each Fund or class thereof calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund or class thereof may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency. The NAV of each Fund (or class in the case of BrownIA Small-Cap Growth Fund) is determined by taking the market value of the Fund's (or applicable class') total assets, subtracting the Fund's (or applicable class') liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund (or applicable class). A Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, each Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Funds. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Neither Fund accepts purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). Neither Fund accepts purchases made by credit card check.

         CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA")

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         accounts, the check must be made payable to "BrownIA Funds" or to one or more owners of the account and endorsed to "BrownIA Funds". For all other accounts, the check must be made payable on its face to "Forum Funds."

         ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

         WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.


MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

BROWNIA SMALL-CAP GROWTH FUND

                                                                        MINIMUM INITIAL               MINIMUM ADDITIONAL
                                                                           INVESTMENT                     INVESTMENT
INSTITUTIONAL SHARES
     Standard Accounts                                                      $5,000                          $100
     Traditional and Roth IRA Accounts                                      $2,000                          $100
     Accounts with Systematic Investment Plans                              $2,000                          $100
A SHARES B SHARES AND C SHARES
     Standard Accounts                                                      $2,000                          $100
     Traditional and Roth IRA Accounts                                      $1,000                            $0
     Accounts with Systematic Investment Plans                                $250                          $100
     Qualified Retirement Plans                                               $0                             $0

BROWNIA GROWTH EQUITY FUND

                                                                        MINIMUM INITIAL               MINIMUM ADDITIONAL
                                                                          INVESTMENT                      INVESTMENT
Standard Accounts                                                           $5,000                           $100
Traditional and Roth IRA Accounts                                           $2,000                           $100
Accounts with Systematic Investment Plans                                   $2,000                           $100

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ACCOUNT REQUIREMENTS

             TYPE OF ACCOUNT                                                   REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP                                  o    Instructions must be signed by
AND JOINT ACCOUNTS                                                    all persons required to sign
Individual accounts are owned by                                      exactly as their names appear on
one person, as are sole                                               the account
proprietorship accounts.  Joint
accounts can have two or more owners
(tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                       o    Depending on state laws, you
These custodial accounts provide a                                    can set up a custodial account
way to give money to a child   and                                    under the UGMA or the UTMA
obtain tax benefits                                              o    The custodian must sign
                                                                      instructions in a manner
                                                                      indicating custodial capacity

BUSINESS ENTITIES                                                o    Submit secretary's (or similar)
                                                                      certificate covering incumbency
                                                                      and authority
TRUSTS                                                           o    The trust must be established
                                                                      before an account can be
                                                                          opened
                                                                 o    Provide first and signature
                                                                      pages from the trust document
                                                                      identifying the trustees
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INVESTMENT PROCEDURES

       HOW TO OPEN AN ACCOUNT                                         HOW TO ADD TO YOUR ACCOUNT

BY CHECK                                                         BY CHECK
o    Call or write us for an account                             o   Fill out an investment slip from
     application                                                     a confirmation or write us a
o    Complete the application (and                                   letter
     other required documents)                                   o   Write your account number on
                                                                     your check
o    Mail us your application (and                               o   Mail us the slip (or your letter)
     other required documents) and                                   and the check
     a check
BY WIRE                                                          BY WIRE
o    Call or write us for an account                             o   Call to notify us of your
     application                                                     incoming wire
o    Complete the application                                    o   Instruct your financial institution
o    Call us to fax the completed                                    to wire your money
     application (and other required                                 to us
     documents) and we will assign
     you an account number
o    Mail us your application (and
     other required documents)
o    Instruct your financial
     institution to wire your
     money to us
BY ACH PAYMENT                                                   BY SYSTEMATIC INVESTMENT
o    Call or write us for an account                             o   Complete the systematic
     application                                                     investment section of the
o    Complete the application (and                                   application
     other required  documents)                                  o   Attach a voided check to your
o    Call us to fax the completed                                    application
     application (and  other                                     o   Mail us the completed
     required documents) and                                         application and voided check
     we will assign you an                                       o   We will electronically debit
     account number                                                  your purchase proceeds  from
o    Mail us your original application                               your selected financial
    (and other required documents)                                   institution
o    We can electronically debit your
     purchase proceeds from your
     selected account


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SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of a Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Under normal circumstances, your Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it received payment which may be up to 15 calendar days.

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                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o    Prepare a written request including:
     o   Your name(s) and signature(s)
     o   Your account number
     o   The Fund name and class
     o   The dollar amount or number of shares you want to sell
     o   How and where to send the redemption proceeds
o Obtain a signature  guarantee (if required)
o Obtain other  documentation  (if required)
o Mail us your request and documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o    Mail us your request (See "By Mail")

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges n your account application)
o    Provide the following information:
     o   Your account number
     o   Exact name(s) in which the account is  registered
     o   Additional form of identification
o    Redemption proceeds will be:
     o   Mailed to you OR
     o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

SYSTEMATICALLY
o    Complete the systematic  withdrawal  section of the  application
o    Attach a voided check to your applicatio
o    Mail us your completed application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone
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order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:
     o  Written requests to redeem $100,000 or more
     o  Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
     o Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

SMALL ACCOUNTS With respect to BrownIA Small-Cap Growth Fund, if the value of your account falls below $1,000 for Institutional Shares or $500 for A, Shares, B Shares or C Shares (excluding IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 for Institutional Shares or $500 for A Shares, B Shares or C Shares (excluding IRAs) after 60 days, the Fund may close your account and send you the proceeds. With respect to BrownIA Growth Equity Fund, if your account falls below $1000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The

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BrownIA Small-Cap Fund will not assess the applicable CDSC charge on B and C shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

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CHOOSING A SHARE CLASS - BROWNIA SMALL-CAP GROWTH FUND

This Prospectus offers four classes of BrownIA Small-Cap Growth Fund. The following is a summary of the differences between the various classes:

------------------------------- ---------------------------- ---------------------------- ----------------------------
     INSTITUTIONAL SHARES                A SHARES                     B SHARES                     C SHARES
------------------------------- ---------------------------- ---------------------------- ----------------------------
o     Designed for              o    Designed for            o    Designed for             o    Designed for
      institutional investors        retail investors             retail investors              retail investors
o     No initial or             o    Initial sales           o    Converts to Class        o    Deferred sales
      deferred sales charges         charge of 5.50% or           A shares after seven          charge of 1% on
o     Lower expense ratio            less                         years from purchase           shares sold within
      than A Shares, B          o    Deferred sales          o    Deferred sales                twelve months of
      Shares and C Share             charge of 1% on              charge of 5% on shares        purchase
                                     purchases of $1              sold within one year     o    Higher expense
                                     million or more              of purchase, declining        ratio than A Shares
                                     liquidated in whole          to 1% for shares sold         due to higher Rule
                                     or in part within            within six years of           12b-1 distribution
                                     twenty-four months           purchase.  No deferred        fees and shareholder
                                o    Lower expense                sales charge is               servicing fees
                                     ratio than B Shares          assessed on shares       o    Similar expense
                                     and C Shares due to          sold thereafter               ratio to B Shares
                                     lower Rule 12b-1        o    Higher expense
                                     distribution fees            ratio than A Shares
                                     and no shareholder           due to higher Rule
                                     servicing fees               12b-1 distribution
                                                                  fees and shareholder
                                                                  servicing fees
                                                             o    Similar expense
                                                                  ratio to C Shares

------------------------------- ---------------------------- ---------------------------- ----------------------------

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

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SALES CHARGE SCHEDULE An initial sales charge is assessed on purchases of A Shares as follows:

                                      SALES CHARGE (LOAD) AS % OF:
                                  PUBLIC            NET ASSET
AMOUNT OF PURCHASE            OFFERING PRICE         VALUE(1)    REALLOWANCE %
$0 to $49,999                     5.50%               5.82%          5.00%
$50,000 to $99,999                4.50%               4.71%          4.00%
$100,000 to $249,999              3.50%               3.68%          3.00%
$250,000 to $499,999              2.50%               2.56%          2.25%
$500,000 to $999,999              2.00%               2.04%          1.75%
$1,000,000 and up(2)              0.00%               0.00%          0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A contingent deferred sales charge of up to 1% will be charged on purchases of $1 million or more that are liquidated in whole or in part within twenty-four months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES, B SHARES AND C SHARES A CDSC is assessed on redemptions of A Shares that were part of a purchases of $1 million or more and are

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redeemed  within  twenty-four  months  of  purchase.   A  CDSC  is  assessed  on
redemptions of B Shares and C Shares as follows:

REDEEMED                    1             2            3            4            5           6           7             AFTER
WITHIN                    YEAR          YEARS        YEARS        YEARS        YEARS       YEARS       YEARS          7YEARS
CDSC-B Shares              5%            4%            3%           3%          2%          1%           0%          A Shares
CDSC-C Shares              1%            N/A          N/A          N/A          N/A         N/A         N/A             N/A


The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied. The distributor pays a sales commission of 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more. The distributor pays a sales commission of 4% of the offering price of B Shares and 1% of the offering price of C Shares to brokers that initiate and are responsible for purchases of B Shares and C Shares.


ELIMINATION OF CDSC Certain persons may be eligible to redeem B Shares and C Shares without paying a CDSC. Please see the SAI for further information.

CONVERSION OF B SHARES TO A SHARES B Shares will automatically convert to A Shares after 7 years from the end of the calendar month in which the Fund accepted your purchase. You will not be assessed a sales charge or any other fee in connection with the conversion of your B Shares into A Shares. You will receive A Shares equal in amount to the value of the B Shares that are converted. For purposes of the conversion, the Fund will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in an account (other than those in the sub-account) convert, a corresponding pro-rata portion of the shares in the sub-account will also convert. A Shares have lower gross operating expenses due to a lower Rule 12b-1 fee. The Fund may suspend the conversion feature in the future.

RULE 12B-1 AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of A Shares and 0.75% of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder

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Service Plan under which the Fund pays the administrator 0.25% of the average daily net assets of Institutional Shares, B Share and C Shares for the servicing of shareholder accounts. Because A Shares, B Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service Plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Institutional Shares, A Shares, B Shares and C Shares.

EXCHANGE PRIVILEGES

You may exchange Institutional Shares and A Shares of BrownIA Small-Cap Growth Fund and buy shares of Institutional Shares and A Shares of BrownIA Short-Intermediate Income Fund or of the Trust's money market series. You may also exchange Institutional Shares and A Shares of BrownIA Small-Cap Growth Fund and buy shares of BrownIA Maryland Bond Fund or BrownIA Growth Equity Fund. You may exchange B Shares and C Shares of BrownIA Small-Cap Growth Fund and buy shares of BrownIA Maryland Bond Fund or BrownIA Growth Equity Fund or Investor Shares of the Trust's money market series.

You may exchange shares of BrownIA Growth Equity Fund and buy shares of any class of BrownIA Small-Cap Growth Fund, BrownIA Short-Intermediate Income Fund, shares of BrownIA Maryland Bond Fund or Investor Shares of the Trust's money market series.

Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number).

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There is currently no limit on exchanges but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o    Prepare a written request including:
     o   Your name(s) and signature(s)
     o   Your account number
     o   The names of each fund and class you are  exchanging
     o   The dollar  amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o    Obtain  a  signature  guarantee  if  required
o    Mail  us  your  request  and documentation

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
     o   Your account number
     o   Exact name(s) in which account is registered
     o   Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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DISTRIBUTIONS

Each Fund distributes its net investment income quarterly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

A Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. A Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Generally, a Fund's distribution will consist primarily of long-term capital gain. Distributions may also be subject to certain state and local taxes.

If you buy shares of the Fund just before a Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares. The sale or exchange of Fund shares is a taxable transaction for income tax purposes.

Your Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. No Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS                                                     [LOGO]
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The following tables are intended to help you understand each Fund's financial performance. Total return in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche, LLP. Each Fund's financial statements and the auditor's report are included in the Funds' Annual Report dated May 31, 2002, which is available upon request, without charge.

                                                                                           BROWNIA SMALL-CAP GROWTH FUND(1)
                                                                                             YEAR/PERIOD ENDED MAY 31,
                                                                                2002                 2001               2000
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                                                     $11.67                $13.82             $10.00
                                                                              ------                ------             ------
Income from Investment Operations:
     Net Investment Loss                                                       (0.10)                (0.10)             (0.10)
     Net Realized and Unrealized Gain (Loss) on Investments                    (3.31)                (1.56)              3.92
                                                                               ------                ------              ----
Total from Investment Operations                                               (3.41)                (1.66)              3.82
                                                                               ------                ------              ----
Less Distributions:
     From Net Realized Gains                                                    --                   (0.49)               --
     Total Distributions                                                        --                   (0.49)               --
                                                                               ------               ------             ------
Ending Net Asset Value                                                         $8.26                $11.67             $13.82
                                                                               ======               ======             ======
OTHER INFORMATION
Ratios to Average Net Assets:
     Net Expenses                                                               1.24                  1.25%              1.25% (3)
     Gross Expenses(2)                                                          1.24                  1.25%              1.35% (3)
     Net Investment Loss                                                       (1.17%)               (0.95%)            (0.80%)(3)
Total Return                                                                  (29.22%)              (12.08%)            38.20%
Portfolio Turnover Rate                                                           21%                   25%                30%
Net Assets at End of Period (in thousands)                                  $126,199              $107,656            $87,959

(1)  BrownIA Small-Cap Growth Fund commenced operations on June 28, 1999.
(2)  Reflects expense ratio in the absence of fee waivers and expense reimbursements.
(3)  Annualized.

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                                                                                       BROWNIA GROWTH EQUITY FUND(1)
                                                                                        YEAR/PERIOD ENDED MAY 31,
                                                                               2002               2001                 2000
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                                                     $ 9.40             $10.85              $10.00
                                                                              ------             ------              ------
Income from Investment Operations:
     Net Investment Income (Loss)                                               0.04               0.02                0.01
     Net Realized and Unrealized Gain (Loss) on Investments                    (1.82)             (1.46)               0.85
                                                                              ------             ------              ------
Total from Investment Operations                                               (1.78)             (1.44)               0.86
                                                                              ------             ------              ------
Less Distributions:
     From Net Investment Income                                                (0.04)             (0.01)              (0.01)
                                                                              ------             ------              ------
Total Distributions                                                            (0.04)             (0.01)              (0.01)
                                                                              ------             ------              ------
Ending Net Asset Value                                                         $7.58              $9.40              $10.85
                                                                              ======             ======              ======
OTHER INFORMATION
Ratios to Average Net Assets:
     Net Expenses                                                               0.47%              0.77%               1.00% (3)
     Gross Expenses(2)                                                          1.22%              1.22%               1.55% (3)
     Net Investment Income(Loss)                                                0.45%              0.22%               0.14% (3)
Total Return                                                                  (18.96%)           (13.29%)              8.59%
Portfolio Turnover Rate                                                           50%                82%                 42%
Net Assets at End of Period (in thousands)                                    $36,273            $38,022             $31,537

(1)  BrownIA Growth Equity Fund commenced operations on June 28, 1999.
(2)  Reflects expense ratio in the absence of fee waivers and expense reimbursements.
(3)  Annualized.

                          BROWNIA SMALL-CAP GROWTH FUND

                              INSTITUTIONAL SHARES
                                A, B AND C SHARES

                           BROWNIA GROWTH EQUITY FUND

FOR MORE INFORMATION


                           ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is contained in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

                               CONTACTING THE FUND
     You can get a free copy of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:


                                  BrownIA Funds
                                  P.O. Box 446
                              Portland, Maine 04112
                            800-540-6807 (toll free)
                                  207-879-0001

                 SECURITIES  AND EXCHANGE  COMMISSION  INFORMATION
     You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public
   Reference Room may be obtained by calling the SEC at 202-942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

    Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's Web site at www.sec.gov.



                    Investment Company Act File No. 811-3023

                                   PROSPECTUS




                                 AUGUST 1, 2002



                         BROWNIA INTERMEDIATE BOND FUND




        THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION
         OF PRINCIPAL WITHIN AN INTERMEDIATE - TERM MATURITY STRUCTURE.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
       THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                                            3

         Investment Objective                                                  3
         Principal Investment Strategies                                       3
         Principal Risks of Investing in the Fund                              4

PERFORMANCE INFORMATION                                                        4

FEE TABLE                                                                      5

MANAGEMENT                                                                     6

YOUR ACCOUNT                                                                   8

         How to Contact the Fund                                               8
         General Information                                                   8
         Buying Shares                                                         9
         Selling Shares                                                       12
         Choosing a Share Class                                               14
         Exchange Privileges                                                  15

OTHER INFORMATION                                                             21

FINANCIAL HIGHLIGHTS                                                          23

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MORTGAGE-BACKED SECURITY means a fixed income security representing an interest in a pool of underlying mortgage loans.

ASSET-BACKED  SECURITY means a fixed income security representing an interest in
an  underlying  pool  of  assets  such  as  automobile   loans  or  credit  card
receivables.

MATURITY means the date on which a debt security is (or may be) due and payable.

NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates debt securities by relative credit risk.

YIELD CURVE means a graph that plots the yield of all fixed income securities of similar quality against the securities' maturities.]

This  Prospectus  offers   Institutional  Shares  and  A  Shares  of  the  Fund.
Institutional Shares are designed for institutional investors. A Shares are designed for retail investors.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate - term maturity structure.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings) in fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed and asset-backed securities (the "80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy.

PORTFOLIO MATURITY The Fund invests in fixed income securities that primarily have an intermediate maturity, which is between one and ten years. Under normal circumstances, the Fund's portfolio will have an average weighted maturity between 3 and 10 years ("Maturity Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years. Duration is a measurement of interest rate sensitivity. For example, if interest rates increase by 1%, under the Fund's duration policy, the value of the Fund may decrease between 2% to 5%.

PORTFOLIO SECURITIES CREDIT RATINGS The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of an NRSRO or is unrated and deemed to be of comparable quality by Brown Investment Advisory Incorporated (the "Adviser").

THE ADVISER'S PROCESS The Adviser determines the appropriate degree of interest rate risk (duration) and maturity structure (yield curve positioning) for the portfolio. This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve. The Adviser then determines the relative and absolute attractiveness of each of the market sectors - corporate securities, mortgage-backed securities, asset-backed securities and Treasury and agency securities. Finally, it searches for securities from each sector which meet the maturity and duration needs of the Fund's portfolio.

The Adviser may sell a debt security if:

     o Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
     o The security subsequently fails to meet the Adviser's investment criteria
     o A more attractive security is found or funds are needed for another purpose
     o The Adviser believes that the security has reached its appreciation potential

TEMPORARY DEFENSIVE POSITION MEASURES In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in cash and prime quality cash equivalents such as commercial paper and other money market instruments. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's net asset value, yield, and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments due to, among other things, poor investment decisions by the Adviser.

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which the Fund invests. The longer a fixed income security's duration, the more its value typically falls in response to an increase in interest rates.

CREDIT RISK The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities. The lower a security's credit quality, the more volatile its price movements may be.

DEFAULT RISK The financial condition of an issuer of a security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. This risk generally increases as security credit ratings fall. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

PREPAYMENT RISK Issuers may prepay certain fixed income securities when interest rates fall, forcing the Fund to invest in securities with lower yields and thus reducing its income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-backed and asset-backed securities.

EXTENSION RISK Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-backed and asset-backed securities.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
     o    Seek income
     o    Seek capital preservation
     o    Are pursuing a long-term goal
     o    Willing to accepts the risks of investing in fixed income securities

The Fund may NOT be appropriate for you if you:
     o    Are pursuing a short-term goal or are investing emergency reserves
     o    Are seeking capital appreciation
     o    Can not tolerate fluctuation in the value of your investments

PERFORMANCE
--------------------------------------------------------------------------------

Performance information is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling, or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                                            INSTITUTIONAL          A
(fees paid directly from your investment)                                       SHARES          SHARES
Maximum Sales Charge (Load) Imposed on Purchases                                 None            1.50%
(as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                  None            None
Maximum Deferred Sales Charge (Load)                                             None          0.50%(1)
Redemption Fee                                                                   None            None
Exchange Fee                                                                     None            None

ANNUAL FUND OPERATING EXPENSES                                              INSTITUTIONAL         A
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(2)                                SHARES          SHARES
Management Fees                                                                 0.35%           0.35%
Distribution (12b-1) Fees                                                        None           0.25%
Other Expenses                                                                  0.30%           0.35%
Total Annual Fund Operating Expenses(3)                                         0.65%           0.95%
Waivers and Reimbursements(2)                                                   0.20%           0.25%
NET ANNUAL FUND OPERATING EXPENSES                                              0.45%           0.70%

(1) No initial sales charge applies to purchases of $1 million or more. A contingent deferred sales charge of 0.50% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.
(2)  Based on estimated amounts for the Fund's fiscal year ending May 31, 2003.
(3) Based on contractual fee waivers and expense reimbursements that may decrease after September 30, 2003.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              INSTITUTIONAL SHARES                A SHARES
1 YEAR                                $46                           $222
3 YEARS                               $189                          $428
5 YEARS                               $344                          $652
10 YEARS                              $795                         $1,297

MANAGEMENT
--------------------------------------------------------------------------------

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Fund's Adviser is Brown Advisory Incorporated, Furness House, 19 South Street, Baltimore, Maryland 21202. The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Capital Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name Alex. Brown Capital Advisory & Trust Company. The Adviser and its affiliates have provided investment advisory and management services to clients for over 8 years.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 0.35% of the average daily net assets of the Fund.

As of June 30, 2002, the Adviser and its affiliates had approximately $3.8 billion of assets under management.

A team of investment professionals makes all investment decisions for the Fund and no other person is primarily responsible for making recommendations to that team.


OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to the Fund. As of June 30, 2002, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $115 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers, or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, Forum Shareholder Services, LLC ("Transfer Agent") is the Fund's transfer agent, and Forum Trust, LLC is the Fund's custodian.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated between the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

The Adviser has voluntarily undertaken to waive its fee and reimburse certain Fund expenses in order to limit the total expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of Institutional Shares to 0.45% or less of that class' average daily net assets and 0.70% or less of the average of the average daily net assets of A Shares. Waivers and reimbursements may be reduced or eliminated at any time.

YOUR ACCOUNT
--------------------------------------------------------------------------------

[CALLOUT BOX: HOW TO CONTACT THE FUND

WRITE TO US AT:
  BrownIA Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  BrownIA Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
  (800) 540-6807 (toll free) or
  (207) 879-0001

WIRE INVESTMENTS
(OR ACH PAYMENTS)
TO:
  Deutsche Bank Trust Company
  Americas
  New York, New York
  ABA #021001033

  FOR CREDIT TO:
  Forum Shareholder Services, LLC
  Account # 01-465-547
  BrownIA Intermediate Bond Fund
  (Your Name)
  (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, each Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) Institutional Shares and A Shares at the net asset value of a share ("NAV") next calculated plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages __ through __). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may process shareholder orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, the Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund does not accept purchases made by credit card check.

         CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "BrownIA Funds" or to one or more owners of the account and endorsed to "BrownIA Funds." For all other accounts, the check must be made payable on its face to "BrownIA Funds."

         ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                            MINIMUM INITIAL          MINIMUM ADDITIONAL
INSTITUTIONAL SHARES                                          INVESTMENT                 INVESTMENT
     Standard Accounts                                           $50,000                      N/A
A SHARES
     Standard Accounts                                            $2,000                     $100
     Traditional and Roth IRA Accounts                            $1,000                      N/A
     Qualified Retirement, pension or Profit Sharing                 N/A                      N/A
     Plans
     Accounts with Systematic Investment Plans                      $250                     $100

ACCOUNT REQUIREMENTS

               TYPE OF ACCOUNT                                                       REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS            o Instructions must be signed by all persons required
Individual accounts are owned by one person, as are sole        to sign exactly as their names appear on the account
proprietorship accounts. Joint accounts have two or
more owners (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                    o Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money            account under the UGMA or the UTMA
to a child and obtain tax benefits                            o The custodian must sign instructions in a manner
BUSINESS ENTITIES                                               indicating custodial capacity
                                                              o Submit a secretary's (or similar) certificate covering
TRUSTS                                                          incumbency and authority
                                                              o The trust must be established before an account can
                                                                be opened
                                                              o Provide the first and signature pages from the trust
                                                                document identifying the trustees


10


INVESTMENT PROCEDURES

                  HOW TO OPEN AN ACCOUNT                                    HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                      BY CHECK
o Call or write us for an account application                 o Fill out an investment slip from a
o Complete the application                                      confirmation or write us a letter
o Mail us your application (and other required                o Write your account number on your check
  documents) and a check                                      o Mail us the slip (or your letter) and the check
BY WIRE                                                       BY WIRE
o Call or write us for an account application                 o Call to notify us of your incoming wire
o Complete the application                                    o Instruct your financial institution to wire
o Call us to fax the completed application (and                 your money to us o
  other required documents) and we will assign you an
  account number
o Mail us your original application (and other
  required documents)
o Instruct your financial institution to wire your
  money to us
BY ACH PAYMENT                                                BY SYSTEMATIC INVESTMENT
o Call or write us for an account application                 o Complete the systematic investment section of
o Complete the application andother required                    the application
  documents                                                   o Attach a voided check to your application
o Call us to fax the completed application (and               o Mail us the completed application and voided
  other required documents ) and we will assign you an          check
  account number                                              o We will electronically debit your purchase
o Mail us your original application (and other                  proceeds from your selected financial institution
  required documents)
o We can electronically debit your purchase
  proceeds from your selected account

SYSTEMATIC INVESTMENTS (A SHARES ONLY) You may invest a specified amount of money in A Shares once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the redemption proceeds
o Obtain a signature guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us your completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

     o    Written requests to redeem $100,000 or more
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to any person, address, brokerage firm, or bank account not on record
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
     o Adding or changing: ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $50,000 with respect to Institutional Shares and $500 with respect to A Shares, the Fund may ask you to increase your balance. If the account value is still below $50,000 for Institutional Shares and $500 for A Shares after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value. There are no minimum balance requirements for IRA accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

CHOOSING A SHARE CLASS

This Prospectus offers two classes of the Fund. The following is a summary of the differences between the various classes:

------------------------------------------------------ ----------------------------------------------------
                    INSTITUTIONAL                                               A
                       SHARES                                                SHARES
------------------------------------------------------ ----------------------------------------------------
o     Designed for eligible institutions               o     Designed for retail investors
      (financial institutions, corporations, trusts,   o     Lower initial investment minimum than
      estates and religious and charitable                   Institutional Shares
      organizations), employee benefit plans with      o     Investment minimums on subsequent
      assets of at least $50 million, registered             investments are required for certain
      investment advisors or financial planners              investors
      purchasing shares on behalf of clients and who   o     Initial sales charge of 1.50% or less
      charge asset-based or hourly fees                o     Deferred sales charge of 0.50% on
o     Higher initial investment minimum than A               purchases of $1 million or more liquidated
      Shares                                                 in whole or in part within twenty -four
o     No investment minimums on subsequent                   months of purchase
      investments                                      o     Higher expense ratio than Institutional
o     No initial or deferred sales charges                   Shares dur to Rule 12b-1 distribution fees
o     Lower expense ratio than A Shares

------------------------------------------------------ ----------------------------------------------------

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                                         SALES CHARGE (LOAD) AS % OF:
                                       PUBLIC                   NET ASSET
AMOUNT OF PURCHASE                 OFFERING PRICE                VALUE(1)                REALLOWANCE %
Less than $100,000 $49,999             1.50%                      1.52%
$100,000 to $499,999                   1.25%                      1.27%
$500,000 to $999,999                   1.00%                      1.01%
$1,000,000 and up(2)                   0.00%                      0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES A CDSC of 0.50% is assessed on redemptions of A Shares that were part of a purchases of $1 million or more and that are liquidated in whole or in part within two years of purchase.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor pays a sales commission of 0.50% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more.

RULE 12B-1 AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of A Shares for distribution services and the servicing of shareholder accounts. Because A Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to A Shares.

EXCHANGE PRIVILEGES

You may exchange A Shares and buy A Shares of BrownIA Small-Cap Growth Fund, shares of BrownIA Maryland Bond Fund, shares of BrownIA Growth Equity Fund or Investor Shares of the Trust's money market funds. You may exchange Institutional Shares and buy Institutional Shares of BrownIA Small-Cap Growth Fund, shares of BrownIA Maryland Bond Fund, shares of BrownIA Growth Equity Fund or Institutional Shares of the Trust's money market funds. Because an exchange is a sale and purchase of shares, it may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The names of each fund (and class) you are exchanging
  o The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o Obtain a signature guarantee, if required
o Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund distributes its net investment income at least monthly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be subject to any Federal income or excise taxes on its net investment income (including short-term capital gains) and net long-term capital gains.

The Fund's distributions of its net investment income (including short-term capital gains) are taxable to you as ordinary income. The Fund's distributions of its net long-term capital gain income are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

If you buy shares of a Fund just before the Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares.

Your sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term if you held the Fund shares for more than one year at the time of the sale or exchange.

A Fund will send you information about the income tax status of the Fund's distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS

  Additional information about the Fund's investments will be available in the
     Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

        The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

                               CONTACTING THE FUND

             You can get free copies the annual/semi-annual reports
               and the SAI, request other information, and discuss
            your questions about the Fund by contacting the Fund at:

                                  BrownIA Funds
                                  P.O. Box 446
                              Portland, Maine 04112
                           (800) 540-6807 (toll free)

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION

  You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
   Exchange Commission ("SEC"). The scheduled hours of operation of the Public
      Reference Room may be obtained by calling the SEC at (202) 942-8090.

              You can get copies of this information, for a fee, by
                           e - mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                        Email address: publicinfo@sec.gov

            Free copies of the reports and SAI are available from the
                         SEC's Web site at www.sec.gov.

                    Investment Company Act File No. 811-3023

[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM                                   ----------------------------------------
FUNDS                                   August 1, 2002




INVESTMENT ADVISER:                     AUSTIN GLOBAL EQUITY FUND

Austin Investment Management, Inc.
375 Park Avenue
New York, New York 10152

ACCOUNT INFORMATION AND SHAREHOLDER
SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 805-8258
(207) 879-0001






This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2002, as may be amended from time to time, offering shares of Austin Global Equity Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services at the address or telephone number listed above.

Financial Statements for the Fund for the year ended March 31, 2002, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
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GLOSSARY.......................................................................1

1.  INVESTMENT POLICIES AND RISKS..............................................2

2.  INVESTMENT LIMITATIONS.....................................................9

3.  PERFORMANCE DATA AND ADVERTISING..........................................11

4.  MANAGEMENT................................................................15

5.  PORTFOLIO TRANSACTIONS....................................................22

6.  PURCHASE AND REDEMPTION INFORMATION.......................................24

7.  TAXATION..................................................................26

8.  OTHER MATTERS.............................................................30

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................A-1

APPENDIX B - MISCELLANEOUS TABLES............................................B-1

APPENDIX C - PERFORMANCE DATA................................................C-1

32

GLOSSARY
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As used in this SAI, the following terms have the meanings listed.

"Adviser" means Austin Investment Management, Inc.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of the Fund's assets.

"FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

"FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

"Fitch" means Fitch Ratings.

"FFS" means Forum Fund Services, LLC, the distributor of the Fund's shares.

"FFSI" means Forum Financial Services, Inc., the distributor of the Fund's shares prior to August 1, 1999.

"FSS" means Forum Shareholder Services, LLC, the transfer agent of the Fund.

"Fund" means Austin Global Equity Fund.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, A Division of the McGraw Hill Companies.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES AND RISKS
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The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

A.       SECURITY RATINGS INFORMATION

The Fund's investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible debt securities that are rated B or higher by Moody's or S&P at the time of purchase; and (2) preferred stock rated b or higher by Moody's or B or higher by S&P at the time of purchase. The Fund will limit its investment in convertible securities rated below BBB by S&P or bbb by Moody's to 10% of its total assets. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Moody's characterizes securities in the lowest permissible rating category as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       EQUITY SECURITIES

1.       COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the possibility that the value of the stock might decrease. Stock values fluctuate in response either to the activities of an individual company or to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL. The Fund may invest up to 35% of its assets in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3.       WARRANTS

GENERAL. The Fund may invest up to 5% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.       DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.       FOREIGN SECURITIES FORWARD CONTRACTS

1.       GENERAL

The Fund may conduct foreign  currency  exchange  transactions  either on a spot
(cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis. The Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2.       RISKS

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

D.       OPTIONS AND FUTURES CONTRACTS

1.       GENERAL

The Fund may purchase or write (sell) put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may purchase or write (sell) options on securities, currencies and stock indices. The Fund may also invest in stock index and foreign currency futures contracts and options on those contracts. The Fund may purchase put and call options written by others and may write covered calls. The Fund may not write puts on futures contracts and may only write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter.

2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.       LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

The Fund will not sell futures contracts, buy put options and write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options and futures contracts. The Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets. The Fund will not purchase call options if the value of option premiums purchased would exceed 5% of the Fund's total assets.

The Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that a Fund is permitted to purchase such futures or options contracts only: (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.

4.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

E.       LEVERAGE TRANSACTIONS

1.       GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

REVERSE REPURCHASE. The Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of a Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's net asset value per unit. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.

SECURITIES LENDING. The Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.

2.       RISKS

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by a Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

F.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

G.       FOREIGN SECURITIES

The Fund may invest in foreign securities. The Fund limits the amount of its total assets that may be invested in any one country or denominated in one currency (other than the U.S. dollar) to 25%. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.       TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

2.  INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including the Fund's policy of investing, under normal circumstances, at least 80% of its net assets and borrowings in the common stock (including ADRs) and securities convertible into common stock of companies based in the United States and worldwide, may be changed by the Board without shareholder approval. The Fund must provide shareholders with written notice of the proposed change not less that 60 days prior to the effectiveness of the proposed change.

A.       FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

1.       BORROWING

Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

2.       CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.       DIVERSIFICATION

With respect to 75% of the value of its total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.       UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5.       MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

6.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.       ISSUANCE OF SENIOR SECURITIES

Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

B.       NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.                BORROWING

Borrow money for temporary or emergency purposes in an amount exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), in an amount exceeding 5% of the value of the Fund's total assets.

2.       PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

3.       INVESTMENTS IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

4.       MARGIN AND SHORT SELLING

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

5.       ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

3.  PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------
A.       PERFORMANCE DATA

The Fund may quote  performance  in various ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

The Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

The performance of the Fund may be quoted in terms of total return. Tables 1 through 3 in Appendix C include performance information for the Fund.

1.       TOTAL RETURN CALCULATIONS

The Fund's total return shows its overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures are based on amounts invested in a fund net of sales charges that may be paid by an investor..

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, the Fund: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return before taxes on distributions and/or the sale of Fund shares is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P    =  a hypothetical initial payment of $1,000
                  T    =  average annual total return
                  N    =  number of years
                  ERV  =  ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical
                          $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:
                  P      =  hypothetical initial payment of $1,000;
                  T      =  average annual total return (after taxes on distributions);
                  n      =  period covered by the computation, expressed in years.
                  ATV[D] =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                            5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:
                  P      =  hypothetical initial payment of $1,000;
                  T      =  average annual total return (after taxes on distributions and sale of Fund shares);
                  n      =  period covered by the computation, expressed in years.
                  ATV[DR]=  ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                            5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. A Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

A Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. The Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time. Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return, without considering taxes on distributions or on sales of Fund shares, is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

C.       OTHER MATTERS

The Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

The Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month in the Fund for a period of six months the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

PERIOD            SYSTEMATIC INVESTMENT                   SHARE PRICE                     SHARES PURCHASED
............. ................................. .................................. ..................................
     1                      $100                              $10                               10.00
     2                      $100                              $12                               8.33
     3                      $100                              $15                               6.67
     4                      $100                              $20                               5.00
     5                      $100                              $18                               5.56
     6                      $100                              $16                               6.25
............. ................................. .................................. ..................................
             Total Invested $600               Average Price $15.17               Total Shares  41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices.

4.  MANAGEMENT
--------------------------------------------------------------------------------
A.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Funds' affairs and for exercising the Funds' powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, length of time serving the Trust, address, date of birth and principal occupations during the past five years are set forth below. For the Trustees, information concerning the number of portfolios overseen by the Trustee and other Trusteeships held by the Trustee has also been included. Interested and disinterested Trustees have been segregated.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer 1            Chairman    1989-       Member and Director, Forum        29             Chairman/
Born:  July 15, 1942        President   Present     Financial Group, LLC (a mutual                   President,
Two Portland Square                                 fund services holding company)                   Monarch Funds
Portland, ME 04101                                  Director, various affiliates of
                                                    Forum Financial Group, LLC
                                                    including Forum Fund Services,
                                                    LLC (Trust's underwriter)
                                                    Chairman/President, Core Trust
                                                    (Delaware)
                                                    Chairman/President of two
                                                    other investment companies
                                                    within the fund complex.
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.
2 Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                             POSITION     LENGTH     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,              WITH THE     OF TIME             PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST       SERVED 2                                       TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-       Professor of Economics,           27             None
Born:  February 15, 1943                Present     University of California-Los
Department of Economics                             Angeles
University of California                            Visiting Professor of
Los Angeles, CA 90024                               Economics, Athens University of
                                                    Economics and Business 1998 -
                                                    1999
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-       President, Technology Marketing   27             None
Born:  July 26, 1942                    Present     Associates
27 Temple Street                                    (marketing company for small
Belmont, MA 02718                                   and medium sized businesses in
                                                    New England)
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-       Partner, Wolfe, Block, Schorr     27             None
Born:  November 9, 1943                 Present     and Solis-Cohen LLP (law firm)
40 West 57th Street                                 since 2002
New York, NY 10019                                  Partner, Thelen Reid & Priest
                                                    LLP (law firm) from 1995 - 2002
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice        2000-       Director of Business              N/A            N/A
Born:  July 15, 1954        President/  Present     Development, Forum Financial
Two Portland Square         Assistant               Group, LLC since 2001
Portland, ME 04101          Secretary               Managing Director and Counsel,
                                                    Forum Financial Group, LLC
                                                    from 1993 to 2001 Vice
                                                    President of one other
                                                    investment company within
                                                    the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice        2001-       Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/  Present     Shareholder Services, LLC
Two Portland Square         Assistant               (transfer agent)
Portland, Maine  04101      Secretary               Director, Forum Administrative
                                                    Services, LLC (mutual fund
                                                    administrator) since 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
2  Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                             POSITION     LENGTH     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,              WITH THE     OF TIME             PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST       SERVED 2                                       TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey A. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC since
Two Portland Square                                 Treasurer of two other
Portland, ME 04101                                  investment companies within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square                                 Associate General Counsel,
Portland, ME 04101                                  Smith Barney Inc. (brokerage
                                                    firm) 1993 - 1998
                                                    Secretary of one other
                                                    investment company within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------


2.       TRUSTEE OWNERSHIP IN THE SAME FAMILY OF INVESTMENT COMPANIES

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
              TRUSTEES                THE FUND AS OF DECEMBER 31, 2002                    FAMILY OF INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                              $10,001-$50,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.      INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. During the fiscal year ended March 31, 2002, the Audit Committee met once. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year ended March 31, 2002, the Nominating Committee did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee consists of Messrs. Keffer and Cheng, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee meets when necessary and, during the fiscal year ended March 31, 2002, met three times.

B.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex, which includes all series of the Trust and another investment company for which Forum Financial Group, LLC provides services, for the fiscal year ended March 31, 2002.

                                                                                                TOTAL COMPENSATION
                                                                                                FROM TRUST AND FUND
                            COMPENSATION FROM                                                         COMPLEX
        TRUSTEE                   FUND                 BENEFITS              RETIREMENT
John Y. Keffer                   $0                    $0                     $0                     $0
.......................... ...................... ...................... ...................... ......................
Costas Azariadis                $304                   $0                    $0                      $9000.00
.......................... ...................... ...................... ...................... ......................
James C. Cheng                  $304                  $0                     $0                      $9000.00
.......................... ...................... ...................... ...................... ......................
J. Michael Parish               $304                   $0                     $0                     $9000.00


C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sales through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

2.       OWNERSHIP OF ADVISER

The Adviser is a privately-owned company controlled by Peter A. Vlachos.

3.       FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average daily net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data are for the past three fiscal years.

4.       OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, any loss arising out of any investment, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

5.      ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to each Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to each Fund, including information provided by the Adviser regarding its personnel servicing each Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics violations or regulatory problems since the last Advisory Approval. The Board did observe that the Adviser had one compliance violation in the last quarter that resulted in a de minimis loss to the Payson Balanced Fund. The violation was quickly corrected and the loss reimbursed by the Adviser.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds. The Board was informed that while the Payson Value Fund was in the bottom quartile of its Lipper Inc. comparison group for the 6 month and 5 year periods, the Payson Balanced Fund was in the top quartile of its Lipper Inc. comparison group for the 3 month, 6 month, 1 year, and 3 year periods.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund and the Adviser's trading policies and average commissions per trade charged to each Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Funds.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or distribution fees. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

FFS does not receive any compensation for distributing the Fund's shares.

2.       OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT

The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Fund's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.

E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement must be approved at least annually by the Board or majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the fees payable by the Funds to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives with respect to the Fund an annual fee of $12,000 plus $25 per shareholder account. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month.

The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agency Agreement is terminable with respect to the Fund, and without penalty, by the Board on 60 days' written notice to FSS or by FSS on 60 days' written notice to the Trust.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years.

4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual global custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.


5.  Portfolio Transactions
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A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund. The data presented are for the past three fiscal years.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another broker may charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. During the three prior fiscal years, the Fund has not paid brokerage commissions to an affiliated person of the Fund, the Adviser or FSS or an affiliated person of that person.

5.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and the possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 6 in Appendix B lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.


6.  PURCHASE AND REDEMPTION INFORMATION
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A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION

In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

7.  TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is March 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares the net asset value of which at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to you during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts, which are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.       FOREIGN TAXES

Income received by the Fund may be subject to foreign income taxes, including withholding taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and
(iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against U.S. federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

G.       WITHHOLDING TAX

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

H.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. The tax rules of other countries with respect to distributions from the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

I.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund and the applicability of state and local taxes and related matters.

8.  OTHER MATTERS
--------------------------------------------------------------------------------

A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Austin Global Equity Fund                      Fountainhead Special Value Fund
BrownIA Growth Equity Fund                     Investors Bond Fund
BrownIA Maryland Bond Fund                     Maine TaxSaver Bond Fund
BrownIA Small-Cap Growth Fund                  Mastrapasqua Growth Value Fund
BrownIA Intermediate Bond Fund                 New Hampshire TaxSaver Bond Fund
Daily Assets Cash Fund(1)                      Payson Balanced Fund
Daily Assets Government Fund(1)                Payson Value Fund
Daily Assets Government Obligations Fund(1)    Polaris Global Value Fund
Daily Assets Treasury Obligations Fund(2)      Shaker Fund(3)
DF Dent Premier Growth Fund                    TaxSaver Bond Fund
Equity Index Fund                              The Advocacy Fund
Fountainhead Kaleidoscope Fund                 Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.
(2) The Trust offers shares of beneficial interest in an institutional and institutional service share class of this series.
(3) The Trust offers shares of beneficial interest in an A, B, C and Intermediary class of this series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Board will consider approving amendments to the code of ethics for Trust, the Adviser and the principal underwriter at its next regularly scheduled meeting.

The Trust and each Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of the Fund, investors may contact FSS.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       CERTAIN REORGANIZATION TRANSACTIONS

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.       FUND OWNERSHIP

As of July 2, 2002, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. However, as of July 2, 2002, the no person owned beneficially or of record 25% or more of the shares of the Fund and, thus, no shareholder may be deemed to control the Fund.

C.       LIMITATIONS   ON   SHAREHOLDERS'   AND  TRUSTEES'
LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 2002, which are included in the Annual Report to Shareholders of the Fund, are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       FITCH RATINGS

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH RATINGS

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES


The following table shows the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                                    ADVISORY FEE           ADVISORY FEE            ADVISORY FEE
     AUSTIN GLOBAL EQUITY FUND                        PAYABLE                 WAIVED                 RETAINED
     Year Ended March 31, 2002                       $422,628                   $0                   $422,628
     Year Ended March 31, 2001                       $550,184                   $0                   $550,184
     Year Ended March 31, 2000                       $452,484                   $0                   $452,484



TABLE 2 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.

                                                 ADMINISTRATION           ADMINISTRATION            ADMINISTRATION
     AUSTIN GLOBAL EQUITY FUND                    FEE PAYABLE               FEE WAIVED               FEE RETAINED
     Year Ended March 31, 2002                      $70,438                     $0                     $70,438
     Year Ended March 31, 2001                      $91,697                     $0                     $91,697
     Year Ended March 31, 2000                      $75,414                     $0                     $75,414



TABLE 3 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FAcS with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS.

                                                  ACCOUNTING FEE          ACCOUNTING FEE          ACCOUNTING FEE
     AUSTIN GLOBAL EQUITY FUND                       PAYABLE                  WAIVED                 RETAINED
     Year Ended March 31, 2002                       $54,900                    $0                   $54,900
     Year Ended March 31, 2001                       $50,900                    $0                   $50,900
     Year Ended March 31, 2000                       $43,200                    $0                   $43,200


TABLE 4 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees payable to FSS with respect to the Fund, the amount of fee that was waived by FSS, if any, and the actual fee received by FSS.

                                                 TRANSFER AGENCY        TRANSFER AGENCY         TRANSFER AGENCY
     AUSTIN GLOBAL EQUITY FUND                     FEE PAYABLE            FEE WAIVED              FEE RETAINED
     Year Ended March 31, 2002                       $21,097                  $0                    $21,097
     Year Ended March 31, 2001                       $19,535                  $0                    $19,535
     Year Ended March 31, 2000                       $18,274                  $0                    $18,274

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by the Fund.

AUSTIN GLOBAL EQUITY FUND    AGGREGATE BROKERAGE COMMISSIONS PAID
Year Ended March 31, 2002                   $49,000
Year Ended March 31, 2001                   $68,775
Year Ended March 31, 2000                   $44,873

The aggregate brokerage commissions paid by the Fund have increased in 2000 and 2001 due to: (1) increased trading caused by extreme volatility in the global equity markets; and (2) an increase in shareholder purchase and redemption activity. The increase in brokerage commissions during 2000 is also attributable due to sales made to offset capital gains incurred by the Fund.

TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER                      VALUE HELD
B-Trade Services, LLC`                      $428,000
Morgan Stanley Dean Witter & Co              $94,000



TABLE 7 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of the Fund as of July 2, 2002.


NAME AND ADDRESS                             SHARES            % OF FUND
Bear Stearns Securities Corp.             420,531.814            22.68
1 Metrotech Center North
Brooklyn, NY 11201

Bear Stearns Securities Corp.             223,623.687            12.06
1 Metrotech Center North
Brooklyn, NY 11201

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------


Tables 1 through 3 show performance of the Fund as of periods ending March 31, 2002.


TABLE 1 - TOTAL RETURNS

      ONE YEAR             FIVE YEARS         SINCE INCEPTION
                                              (DEC. 8, 1993)
        -3.85                 8.25%                 9.41%



TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

      ONE YEAR             FIVE YEARS         SINCE INCEPTION
                                              (DEC. 8, 1993)
        -3.98%                6.81%                 8.16%



TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

      ONE YEAR             FIVE YEARS         SINCE INCEPTION
                                              (DEC. 8, 1993)
        -2.25%                6.53%                 7.59%

                                        STATEMENT OF ADDITIONAL INFORMATION
                                        ----------------------------------------
                                        August 1, 2002






INVESTMENT ADVISER:                        BROWNIA SMALL-CAP GROWTH FUND

Brown Investment Advisory Incorporated     BROWNIA GROWTH EQUITY FUND
Furness House
19 South Street
Baltimore, Maryland  21202

ACCOUNT INFORMATION AND SHAREHOLDER
SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 805-8258
(207) 879-0001




This Statement of Additional Information ("SAI") supplements the Prospectus dated August 1, 2002, as may be amended from time to time, offering
Institutional Shares, A Shares, B Shares and C Shares of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund, two separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.


Financial statements for the Funds for the period ended May 31, 2002 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


GLOSSARY.....................................................................1


INVESTMENT POLICIES AND RISKS................................................2


INVESTMENT LIMITATIONS.......................................................7


PERFORMANCE DATA AND ADVERTISING.............................................9


MANAGEMENT..................................................................13


PORTFOLIO TRANSACTIONS......................................................21


PURCHASE AND REDEMPTION INFORMATION.........................................24


TAXATION....................................................................26


OTHER MATTERS...............................................................30


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS..............................A-1


APPENDIX B - MISCELLANEOUS TABLES...........................................B-1


APPENDIX C - PERFORMANCE DATA...............................................C-1

GLOSSARY
--------------------------------------------------------------------------------


As used in this SAI, the following terms have the meanings listed.

         "Adviser" means Brown Investment Advisory Incorporated.

         "Board" means the Board of Trustees of the Trust.

         "CFTC" means Commodities Future Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means the custodian of each Fund's assets.

         "FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

         "FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

         "FFS" means Forum Fund Services, LLC, the distributor of each Fund's shares.

         "Fitch" means Fitch Ratings, Inc.

         "FSS" means Forum Shareholder Services, LLC, the transfer agent of each Fund.

         "Fund" means  BrownIA  Small-Cap  Growth Fund or BrownIA  Growth Equity
         Fund.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

         "Trust" means Forum Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds can make.

1.       SECURITY RATINGS INFORMATION

Each Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debtobligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Unrated securities may not be as actively traded as rated securities.

 Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

2.       COMMON AND PREFERRED STOCK

A.       GENERAL

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B.       RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

3.       CONVERTIBLE SECURITIES

A.       GENERAL
Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B.       RISKS

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

4.       WARRANTS

A.       GENERAL

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B.       RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

5.       DEPOSITARY RECEIPTS

A.       GENERAL

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. Each Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

B.       RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

6.       FOREIGN SECURITIES

Each Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

7.       OPTIONS AND FUTURES

A.       GENERAL

A Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. A Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by a Fund must be traded on an exchange or over-the-counter.

A Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. A Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, each Fund has no intention of investing in options or futures for purposes other than hedging. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

B.       OPTIONS ON SECURITIES

A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

C.       OPTIONS ON STOCK INDICES

A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

D.       OPTIONS ON FUTURES

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

E.       FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS

A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

F.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

8.       BORROWING

A.       GENERAL

Each Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund's total assets. The Funds will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B.       RISKS

Borrowing creates the risk of magnified capital losses. If a Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. A Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on a Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, a Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by a Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed, the greater potential of gain or loss to a Fund.

9.       ILLIQUID AND RESTRICTED SECURITIES

A.       GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

C.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

D.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

10.      TEMPORARY DEFENSIVE POSITION

Each Fund may invest in prime quality money market instruments, pending investment of cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which each Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

11.      CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
For purposes of all investment policies of each Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

1.       FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. Each Fund may not:

A.       BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

C.       DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

D.       UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

E.       MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

F.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

G.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

H.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

2.       NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

A.       SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B.       SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

C.       ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D.       PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E.       BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

F.       OPTIONS AND FUTURES CONTRACTS

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

G.       EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

H.       CONCENTRATION

Purchase a security if, as a result, more than 25% of a Fund's total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund's fundamental or non-fundamental concentration policies unless the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.       PERFORMANCE DATA

A Fund or class thereof may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns.

A Fund or class thereof may compare any of its performance information with:

o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

o    The performance of other mutual funds.

o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund or a class thereof may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The performance of a Fund or class thereof will fluctuate in response to market conditions and other factors.

2.       PERFORMANCE CALCULATIONS

The performance of a Fund or class thereof may be quoted in terms of or total return. Tables 1 through 3 in Appendix C includes performance information for each Fund or class thereof.

3.       TOTAL RETURN CALCULATIONS

The total return of a Fund or class thereof shows that Fund's or class' overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures are based on amounts invested in a Fund or class thereof net of sales charges that may be paid by an investors. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

A.       AVERAGE ANNUAL TOTAL RETURN

Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, each Fund or class thereof:
(1) determines the growth or decline in value of a hypothetical historical investment in the Fund or class over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund or class.

Average annual total return before taxes on distributions and/or the sale of Fund or class shares is calculated according to the following formula:

    P(1+T)n = ERV

    Where:
             P    =      a hypothetical initial payment of $1,000
             T    =      average annual total return
             n    =      number of years
             ERV  =      ending redeemable  value: ERV is the value, at
                         the end of the applicable  period, of a hypothetical
                         $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of Fund or class shares, is calculated according to the following formula:

    P (1 + T)n  =  ATV[D]

    Where:
             P   =       hypothetical initial payment of $1,000;
             T   =       average annual total  return  (after  taxes  on
                         distributions);
             n   =       period covered by the computation, expressed in years.
             ATV[D]=     ending  value  of a  hypothetical  $1,000 payment made
                         at the  beginning of the 1-, 5- or 10-year (or other)
                         periods at the end of the   applicable   period   (or
                         fractional portion), after taxes on fund distributions but not after taxes on redemptions.


Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by a Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund or class shares, is calculated according to the following formula:

    P (1 + T)n  =  ATV[DR]

    Where:
           P  =      hypothetical initial payment of $1,000;
           T  =      average annual total return (after taxes on distributions
                     and  sale  of  Fund  shares);
           n  =      period  covered  by  the computation,  xpressed in years.
           ATV[DR] = ending value of a hypothetical  $1,000  payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. A Fund or class does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

A Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. A Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual total returns tend to smooth out variations in a Fund's or class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

B.       OTHER MEASURES OF TOTAL RETURN

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, a Fund or class may quote unaveraged or cumulative total returns, which reflect the Fund's or class' performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a fund's front-end sales charge or contingent deferred sales charges.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

4.       OTHER MATTERS

A Fund may also include a variety of information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund or class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of the Fund or class as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

A Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund or class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                         SYSTEMATIC                                SHARE                            SHARES PURCHASED
       PERIOD            INVESTMENT                                PRICE
         1                  $100                                    $10                                   10.00
         2                  $100                                    $12                                   8.33
         3                  $100                                    $15                                   6.67
         4                  $100                                    $20                                   5.00
         5                  $100                                    $18                                   5.56
         6                  $100                                    $16                                   6.25
                      ------------------                     ------------------                     ------------------
     Total Invested:        $600             Average Price:       $15.17             Total Shares:        41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------

1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, address, length of service to the Trust, date of birth and principal occupations during the past five years are set forth below. The table also includes information concerning the number of portfolios overseen by each Trustee within the same fund complex, which includes four other investment companies for which Forum Financial Group, LLC provides services, as well as information regarding other trusteeships/directorships held by each Trustee.

--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND           OTHER
                            POSITION    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                   PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST     SERVED 2                                          TRUSTEE
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
John Y. Keffer 1            Chairman    1989-Present Member and Director, Forum        29             Chairman/
Born:  July 15, 1942        President                Financial Group, LLC (a mutual                   President,
Two Portland Square                                  fund services holding company)                   Monarch Funds
Portland, ME 04101                                   Director, various affiliates of
                                                     Forum Financial Group, LLC
                                                     including     Forum     Fund
                                                     Services,    LLC    (Trust's
                                                     underwriter)
                                                     Chairman/President   of  two
                                                     other  investment  companies
                                                     within the fund complex
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------

(1)  John  Y.   Keffer   indirectly   controls   the   entities   that   provide
     administration,   distribution,   fund  accounting,   transfer  agency  and
     custodial services to the Trust. Mr. Keffer also indirectly  controls Forum
     Investment Advisors, LLC, the investment adviser to certain Trust series.

(2) Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

                                       13





--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND           OTHER
                            POSITION    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                   PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST     SERVED 2                                          TRUSTEE
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-Present Professor of Economics,           27             None
Born:  February 15, 1943                             University of California-Los
Department of Economics                              Angeles
University of California                             Visiting Professor of
Los Angeles, CA 90024                                Economics, Athens University of
                                                     Economics and Business 1998 -
                                                     1999
                                                     Trustee of one other investment
                                                     company within the fund complex
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-Present President, Technology Marketing   27             None
Born:  July 26, 1942                                 Associates
27 Temple Street                                     (marketing company for small
Belmont, MA 02718                                    and medium sized businesses in
                                                     New England)
                                                     Trustee of one other investment
                                                     company within the fund complex
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-Present Partner, Wolfe, Block, Schorr     27             None
Born:  November 9, 1943                              and Solis-Cohen LLP (law firm)
40 West 57th Street                                  since 2002
New York, NY 10019                                   Partner, Thelen Reid & Priest
                                                     LLP (law  firm)  since  1995
                                                     Trustee    of   one    other
                                                     investment   company  within
                                                     the fund complex
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------

(2) Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.


                                       14


--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND           OTHER
                            POSITION    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                   PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                         TRUSTEE
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice                     Director of Business              N/A            N/A
Born:  July 15, 1954        President/  2000-Present Development, Forum Financial
Two Portland Square         Assistant                Group, LLC since 2001
Portland, ME 04101          Secretary                Managing Director and Counsel,
                                                     Forum Financial Group, LLC from
                                                     1993 to 2001
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice                     Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/  2001-Present Shareholder Services, LLC
Two Portland Square         Assistant                (transfer agent)
Portland, Maine  04101      Secretary                Director, Forum Administrative
                                                     Services, LLC (mutual fund
                                                     administrator) since 2001
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
Stacey A. Hong              Treasurer   2002-Present Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                                  Services, LLC since 1992
Two Portland Square                                  Treasurer of two other
Portland, ME 04101                                   investment company within the
                                                     fund complex
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-Present Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                               LLC since 1998
Two Portland Square                                  Associate General Counsel,
Portland, ME 04101                                   Smith Barney Inc. (brokerage
                                                     firm) 1993 - 1998
                                                     Secretary of one other
                                                     investment company withing the
                                                     fund complex
--------------------------- ----------- -----------  --------------------------------- -------------- -------------------

(2) Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

2.       TRUSTEE OWNERSHIP IN EACH FUND AND FAMILY OF INVESTMENT COMPANIES

------------------------------------- -------------- --------------------------- --------------------------------------

                                                                                       AGGREGATE DOLLAR RANGE OF
                                            DOLLAR RANGE OF BENEFICIAL                OWNERSHIP AS OF DECEMBER  31,
                                            OWNERSHIP IN FUND AS OF                   2001 IN ALL FUNDS OVERSEEN BY
                                                DECEMBER 31, 2001                     TRUSTEE IN THE SAME FAMILY OF
           TRUSTEES                                                                        INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                               $10,001-$50,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2001, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

A.       AUDIT COMMITTEE

The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. During the fiscal period ended December 31, 2001, the Audit Committee met once. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

B.       NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Disinterest Trustees recommended by security holders. During the fiscal year period December 31, 2001, the Nominating Committee did not meet.

C.       VALUATION COMMITTEE

The Trust's Valuation Committee consists of Messrs. Keffer and Cheng, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee meets when necessary and, during the fiscal period ended December 31, 2001, met four times.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee will be paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund's and the Fund Complex which includes all series of the Trust and another investment company for which Forum Financial Group, LLC provides services for the fiscal year ended May 31, 2002.

                                                                                                  Total Compensation
                                                                                                from Trust and Fund
                            Compensation from                                                         Complex
        Trustee                   Fund                 Benefits              Retirement
.......................... ...................... ...................... ...................... ......................
John Y. Keffer                     $0.00                  $0                     $0                     $0.00
.......................... ...................... ...................... ...................... ......................
Costas Azariadis                $2084.00                  $0                     $0                  $2084.00
.......................... ...................... ...................... ...................... ......................
James C. Cheng                  $2084.00                  $0                     $0                  $2084.00
.......................... ...................... ...................... ...................... ......................
J. Michael Parish               $2084.00                  $0                     $0                  $2084.00


6.       INVESTMENT ADVISER

A.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for the Fund.

B.       OWNERSHIP OF ADVISER

The Adviser is a fully owned subsidiary of Brown Advisory Incorporated, a trust company operating under the laws of Maryland. The Adviser is a fully owned subsidiary of Brown Capital Holdings Incorporate, a holding company incorporated under the laws of Maryland in 1998.

C.       FEES

The Adviser's fee is calculated as a percentage of a Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

D.       OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

E.       ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to each Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to each Fund, including information provided by the Adviser regarding its personnel servicing each Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last Advisory Approval.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. Although the BrownIA Small-Cap Growth Fund's performance was in the bottom quartile of its Lipper Inc. comparison group for the 1 month, 3 month, 6 month, 9 month and 1 year periods ended May 31, 2002 and the BrownIA Growth Equity Fund's performance was in the bottom quartile of its Lipper Inc. comparison group for the 3 month, 6 month, 9 month and 1 year periods ended May 31, 2002, the Board noted that each Fund generally underperforms in down markets and out-performs during market recoveries. The Board also noted that the market environment has been negative since its last approval of the Advisory Agreement.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund and the Adviser's trading policies and average commissions per trade charged to each Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Funds.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

4.       DISTRIBUTOR

A.       SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of each Fund. FFS continually distributes shares of each Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of each Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of each Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of a Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of A Shares of BrownIA Small-Cap Growth Fund. Table 2 in Appendix B shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

B.       OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

C. DISTRIBUTION PLAN - A SHARES, B SHARES AND C SHARES OF BROWNIA SMALL-CAP GROWTH FUND

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for A Shares, B Shares and C Shares of BrownIA Small-Cap Growth Fund which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of A Shares and up to 0.75% of each of B Shares and C Shares as compensation for FFS's services as distributor.

The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of the Fund's A Shares, B Shares and C Shares to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated with respect to a Fund class at any time by the Board, by a majority of the Qualified Trustees or by that class' shareholders.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan. This information is provided for the past three years (or shorter period depending on the Fund's commencement of operations).

5.       OTHER FUND SERVICE PROVIDERS

A.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from each Fund at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.075% of the Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on each Fund's commencement of operations).

B.       FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV of each Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from each Fund a monthly fee of $3,000, $1,000 for each class above one and certain surcharges based upon the Fund's asset level as well as the number and type of the Fund's portfolio transactions and positions. Each Fund also pays FAcS a yearly fee of $3,000 for tax preparation services. The fees paid to FAcS are accrued daily by each Fund and is paid monthly based, in part, on transactions and positions for the previous month.

The Accounting Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and each Fund.

Table 5 in Appendix B shows the dollar amount of the fees payable by each Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on each Fund's commencement of operations).

C.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from each Fund a monthly fee of $1,500 plus $1,000 per month for each additional class above one. Each Fund also pays FSS an annual per account fee of $25 per open shareholder account and $5 per closed shareholder account. The fees paid to FSS are accrued daily by each Fund and paid monthly.

The Transfer Agency Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to a Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B shows the dollar amount of the fees payable by each Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

SHAREHOLDER SERVICING AGENT. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and FAdS, FAdS is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by FSS ("Shareholder Servicing Activities"). Under the Plan, FAds may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in a Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records for shareholders of a Fund;
(2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through FAdS, with respect to BrownIA Small-Cap Growth Fund a fee of up to 0.25% of the average daily net assets of Institutional, B and C Shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. Pursuant to the Plan, the Trust also pays the shareholder servicing agent, through FAdS, with respect to BrownIA Growth Equity Fund a fee of up to 0.25% of the average daily net assets of the Fund owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by FAdS.

CUSTODIAN. As custodian, pursuant to an agreement with the Trust, Forum Trust LLC safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 pass upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT  AUDITORS.  Deloitte & Touche,  200  Berkeley  Street,  14th  Floor,
Boston, Massachusetts 02116, independent auditors, have been selected as independent auditors for each Fund. The auditor audits the annual financial statements of each Fund and provides each Fund with an audit opinion. The auditors also review certain regulatory filings of each Fund and the Funds' tax returns.

PORTFOLIO TRANSACTIONS
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1.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.       COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. Neither Fund has any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.       CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

5.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than a Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal data bases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and each Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

10.      SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or (3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Funds' holdings at those securities as of the Funds' most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
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1.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers..

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund or class thereof are sold on a continuous basis by the distributor at net asset value ("NAV") plus any applicable sales charge. Accordingly, the offering price per share of a Fund or class may be lower than the Fund's or class' NAV.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.       UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, each Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. A Fund is not responsible for the failure of any financial institution to carry out its obligations.


Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.       ADDITIONAL REDEMPTION INFORMATION

You may redeem Fund shares or class shares at NAV minus any applicable sales charge. Accordingly, the redemption price per share of a Fund or class may be lower than the Fund's or class' NAV. A Fund may redeem shares involuntarily to:
(1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

8.       REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.       NAV DETERMINATION

In determining a Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.      DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at a Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

11.      INITIAL SALES CHARGES (BROWNIA SMALL-CAP GROWTH FUND-A SHARES ONLY)

A.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold in the Fund's A Shares or A Shares of other Trust series managed by the Adviser. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

B.       ELIMINATION OF INITIAL SALES CHARGES

No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
o Any person who has, within the preceding 90 days, redeemed Fund shares and completes a reinstatement form upon investment (but only on purchases in amounts not exceeding the redeemed amounts)
o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for the Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of each Fund is May 31 (the same as the Fund's fiscal year end).

2.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

4.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

6.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.       SALE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.       BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

9.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

10.      STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

11.      FOREIGN INCOME TAX

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle each Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS
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1.       THE TRUST AND ITS SHAREHOLDERS

A.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
BrownIA Growth Equity Fund                      Investors Bond Fund
BrownIA Small-Cap Growth Fund(1)                Maine TaxSaver Bond Fund
BrownIA Maryland Bond Fund                      Mastrapasqua Growth Value Fund
BrownIA Intermediate Bond Fund(2)               New Hampshire TaxSaver Bond Fund
Daily Assets Cash Fund(3)                       Payson Balanced Fund
Daily Assets Government Fund(3)                 Payson Value Fund
Daily Assets Government Obligations Fund(3)     Polaris Global Value Fund
Daily Assets Treasury Obligations Fund(4)       Shaker Fund(5)
DF Dent Premier Growth Fund                     TaxSaver Bond Fund
Equity Index Fund                               The Advocacy Fund
Fountainhead Kaleidoscope Fund                  Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional, A, B and C share class of this series.
(2) The Trust offers shares of beneficial interest in an institutional and A share class of this series.
(3) The Trust offers shares of beneficial interest in an institutional, institutional service and investor share class of these series.
(4) The Trust offers shares of beneficial interest in an institutional and institutional service share class of this series.
(5) The Trust offers shares of beneficial interest in an intermediary, A, B and C share classes of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each Fund will continue indefinitely until terminated.

B.       SERIES AND CLASSES OF THE TRUST.

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of a Fund, investors may contact FSS.

C.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D.       TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.


D.       FUND OWNERSHIP

As of July 30, 2002, the percentage of shares owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each class of shares of a Fund (or of the Trust), the table reflects "N/A" for not applicable.

------------------------------------------------- ----------------------- ----------------------- -------------------------
BROWNIA SMALL-CAP GROWTH FUND                     NUMBER OF SHARES OWNED  PERCENTAGE OF CLASS     PERCENTAGE OF FUND
                                                                          OWNED                   SHARES OWNED
------------------------------------------------- ----------------------- ----------------------- -------------------------
Institutional Shares                               N/A                     N/A                    N/A
------------------------------------------------- ----------------------- ----------------------- -------------------------
A Shares                                          N/A                     N/A                     N/A
------------------------------------------------- ----------------------- ----------------------- -------------------------
B Shares                                          N/A                     N/A                     N/A
------------------------------------------------- ----------------------- ----------------------- -------------------------
C Shares                                          N/A                     N/A                     N/A
------------------------------------------------- ----------------------- ----------------------- -------------------------


--------------------------------- -------------------- ----------------------
BROWNIA GROWTH EQUITY FUND         NUMBER OF SHARES      PERCENTAGE OF FUND
                                   OWNED OWNED
--------------------------------- -------------------- ----------------------
 N/A                                 N/A                  N/A
--------------------------------- -------------------- ----------------------

Also as of that date, certain shareholders of record owned 5% or more of the shares of a Fund. Shareholders known by a Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 30, 2002, the following shareholders may be deemed to control each Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

CONTROLLING PERSON INFORMATION
------------------------------------ ---------------------------------- ------------------ -------------------
   BROWNIA SMALL-CAP GROWTH FUND                                        NUMBER OF SHARES     PERCENTAGE OF
                                             NAME AND ADDRESS                 OWNED            FUND OWNED
------------------------------------ ---------------------------------- ------------------ -------------------
Institutional Shares                 Brown Investment Advisory
                                     And Trust CO FBO Clients            14,290,904.479          93.64%
                                     19 South Street
                                     Baltimore, MD 21202
------------------------------------ ---------------------------------- ------------------ -------------------
A Shares                             Forum Financial Group, LLC
                                     Two Portland Square                              1            100%
                                     Portland, Maine 04101
------------------------------------ ---------------------------------- ------------------ -------------------
B Shares                             Forum Financial Group, LLC
                                     Two Portland Square                              1            100%
                                     Portland, Maine 04101
------------------------------------ ---------------------------------- ------------------ -------------------
C Shares                             Forum Financial Group, LLC
                                     Two Portland Square                              1            100%
                                     Portland, Maine 04101
------------------------------------ ---------------------------------- ------------------ -------------------

Forum Financial Group, LLC is a Delaware limited liability company indirectly controlled by John Y. Keffer, the Chairman of the Trust. As of July __, 2002, and prior to the public offering of the Fund, Forum Financial Group, LLC or its affiliates owned 100% of each of A, B and C Shares of the Fund and may be deemed to control each such class of the Fund. It is not expected that Forum Financial
Group, LLC will continue to control the Fund or any class after its public offering.

------------------------------------ ---------------------------------- ------------------ ------------------------
    BROWNIA GROWTH EQUITY FUND                                          NUMBER OF SHARES     PERCENTAGE OF FUND
                                             NAME AND ADDRESS                 OWNED                 OWNED
------------------------------------ ---------------------------------- ------------------ ------------------------
                                     Brown Investment Advisory            4,480,824.803            95.34%
                                     And Trust CO FBO Clients
                                     19 South Street
                                     Baltimore, MD 21202 Clients
------------------------------------ ---------------------------------- ------------------ ------------------------

E.                 LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

F.       CODE OF ETHICS

The Trust, the Adviser and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Turst, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Funds, subject to certain limitations.

2.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.       FINANCIAL STATEMENTS

The financial statements of each of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund for the year ended May 31, 2002, which are included in the Funds' Annual Report to shareholders, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
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CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD      Default.  Securities are not meeting current obligations and are
DD, D extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B,CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries .
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------
TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

                                             ADVISORY FEE PAYABLE     ADVISORY FEE WAIVED     ADVISORY FEE RETAINED
BROWNIA SMALL-CAP GROWTH FUND
    Year Ended May 31, 2002                         $1,254,288               $0                      $1,254,288
    Year Ended May 31, 2001                         $979,622                 $ 2,819                 $976,803
    June 28, 1999 to May 31, 2000                   $667,550                 $ 67,913                $599,637


                                             ADVISORY FEE PAYABLE     ADVISORY FEE WAIVED     ADVISORY FEE RETAINED
BROWNIA GROWTH EQUITY FUND
   Year Ended May 31, 2002                          $278,631                 $278,631                $0
   Year Ended May 31, 2001                          $262,571                 $160,867                $101,704
   June 28, 1999 to May 31, 2000                    $157,189                 $114,368                $ 42,821


TABLE 2 - SALES CHARGES - BROWNIA SMALL-CAP GROWTH FUND (A SHARES ONLY)

The following table will show the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A Shares.


                                            AGGREGATE SALES CHARGE           AMOUNT                  AMOUNT
A SHARES                                                                    RETAINED                REALLOWED
  N/A                                               N/A                       N/A                     N/A

Sales charge information is not provided because the Fund's A Shares had not commenced operations prior to the date of this SAI.


TABLE 3 - RULE 12B-1 FEES - BROWNIA SMALL-CAP GROWTH FUND (A,B&C SHARES ONLY)

The following  table will show the dollar amount of fees payable to FFS by the Fund, the amount of fee that was waived by FFS, if any,  and the actual fees  received by FFS.


                                                      FEE                     FEE                      FEE
A SHARES                                            PAYABLE                  WAIVED                  RETAINED
   N/A                                                N/A                     N/A                       N/A

                                                      FEE                     FEE                      FEE
B SHARES                                            PAYABLE                  WAIVED                  RETAINED
   N/A                                                N/A                     N/A                       N/A

                                                      FEE                     FEE                      FEE
C SHARES                                            PAYABLE                  WAIVED                  RETAINED
   N/A                                                N/A                     N/A                       N/A

Rule 12b-1 fee information is not provided because the Fund's A, B & C Shares had not commenced operations prior to the date of this SAI.

                                      B-1




TABLE 4 - ADMINISTRATION FEES

The following tables show the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS.

                                              ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
BROWNIA SMALL-CAP GROWTH FUND                       PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 2002                         $118,598                    $0                   $118,598
   Year Ended May 31, 2001                          $97,653                    $0                    $97,653
   June 28, 1999 to May 31, 2000                    $66,483                    $0                    $66,483


                                              ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
BROWNIA GROWTH EQUITY FUND                          PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 2002                          $40,000                    $0                    $40,000
   Year Ended May 31, 2001                          $40,000                    $0                    $40,000
   June 28, 1999 to May 31, 2000                    $36,889                    $0                    $36,889


TABLE 5 - ACCOUNTING FEES

The following tables show the dollar amount of fees paid to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS.

                                            ACCOUNTING FEE PAYABLE   ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED
BROWNIA SMALL-CAP GROWTH FUND
   Year Ended May 31, 2002                          $39,000                    $0                    $39,000
   Year Ended May 31, 2001                          $38,900                    $0                    $38,900
   June 28, 1999 to May 31, 2000                    $37,400                    $0                    $37,400



                                           ACCOUNTING FEE PAYABLE   ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED
BROWNIA GROWTH EQUITY FUND
   Year Ended May 31, 2002                          $39,000                    $0                    $39,000
   Year Ended May 31, 2001                          $40,900                    $0                    $40,900
   June 28, 1999 to May 31, 2000                    $37,400                    $0                    $37,400



TABLE 6 - TRANSFER AGENCY FEES

The following tables show the dollar amount of fees payable to FSS with respect to each Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS.

                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
BROWNIA SMALL-CAP GROWTH FUND                       PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 2002                          $21,294                    $0                    $21,294
   Year Ended May 31, 2001                          $20,299                    $0                    $20,299
   June 28, 1999 to May 31, 2000                    $17,667                    $0                    $17,667


                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
BROWNIA GROWTH EQUITY FUND                          PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 2002                          $19,448                    $0                    $19,448
   Year Ended May 31, 2001                          $19,128                    $0                    $19,128
   June 28, 1999 to May 31, 2000                    $17,127                    $0                    $17,127


TABLE 7 - COMMISSIONS

The following table shows the aggregate brokerage commissions of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund. The data is for the past three fiscal years (or shorter period if a Fund has been in operation for a shorter period).

                                                               TOTAL BROKERAGE    % OF BROKERAGE
                                                               COMMISSIONS ($)     COMMISSIONS           % OF
                                                                  PAID TO AN        PAID TO AN       TRANSACTIONS
                                            TOTAL BROKERAGE      AFFILIATE OF      AFFILIATE OF     EXECUTED BY AN
                                            COMMISSIONS ($)      THE FUND OR       THE FUND OR     AFFILIATE OF THE
                                                                    ADVISER          ADVISER        FUND OR ADVISER

BROWNIA SMALL-CAP GROWTH FUND
   Year Ended May 31, 2002                         $47,944               $0                0%                0%
   Year Ended May 31, 2001                         $15,059               $0                0%                0%
   June 28, 1999 to May 31, 2000                   $ 6,212               $0                0%                0%
BROWNIA GROWTH EQUITY FUND
   Year Ended May 31, 2002                         $24,194               $0                0%                0%
   Year Ended May 31, 2001                         $73,589               $0                0%                0%
   June 28, 1999 to May 31, 2000                   $46,206               $0                0%                0%



The increase in commissions generated by BrownIA Small-Cap Growth Fund during the fiscal year ended May 31, 2002 is attributable to an increased cash flow into the Fund over the last fiscal year and the investment of that cash in securities.


TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following tables list the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

BROWNIA SMALL-CAP GROWTH FUND

REGULAR BROKER OR DEALER                                       VALUE HELD
JP Morgan Securities                                             $5,028
Robertson Stephens & Co.                                        $10,450
Thomas Weisel Partners                                           $5,293
Bear Stearns & Co. Inc.                                          $6,546
Prudential Securities                                            $2,594
First Union Capital Mk                                           $4,443
Dain Rauscher Inc.                                                 $726
Jefferies & Company Inc.                                         $4,977
Legg Mason Wood Walker                                           $2,132
First Union Capital                                                $804
First Boston Corporation                                           $135
Stephens, Inc.                                                     $410
ITG                                                                $136
Ferris Baker Watts, Inc.                                           $356
Paine Webber Group Inc.                                            $126

BROWNIA GROWTH EQUITY FUND

REGULAR BROKER OR DEALER                                       VALUE HELD
Paine Webber Group Inc.                                          $3,422
Bridge Trading                                                   $6,332
First Boston Corporation                                         $1,535
Goldman Sachs & Co.                                              $3,275
Merrill Lynch Pierce                                             $1,189
Bear Stearns & Co. Inc.                                          $2,548
Sanford Bernstein                                                $1,182
Solomon Smith Barney                                               $426
Cowen & Company                                                    $558
JP Morgan Securities                                             $1,368
ISI Group, Inc.                                                    $612
Morgan Stanley Group                                             $2,036
Merrill Lynch & Co. Inc.                                           $522
JP Morgan Chase                                                    $336
Jefferies & Company                                                $492
Keefe Bruyette & Woods                                             $756
Capital Markets                                                    $330
Prudential Securities                                              $800
Bernstein, Sanford C.                                              $222
First Boston Triparty                                              $186
Putnam Investment                                                  $168
First Union Capital                                                $180
Soundview Financial                                                 $72

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of July 31, 2002.

BROWNIA SMALL-CAP GROWTH FUND

NAME AND ADDRESS                   SHARES        % OF CLASS          % OF FUND

INSTITUTIONAL SHARES                N/A              N/A                 N/A

A SHARES
Forum Financial Group, LLC            1              100%                100%
Two Portland Square
Portland, Maine 04101

B SHARES
Forum Financial Group, LLC            1              100%                100%
Two Portland Square
Portland, Maine 04101

C SHARES
Forum Financial Group, LLC            1              100%                100%
Two Portland Square
Portland, Maine 04101

BROWNIA GROWTH EQUITY FUND

NAME AND ADDRESS                   SHARES        % OF CLASS          % OF FUND

     N/A                            N/A              N/A                 N/A

APPENDIX C

PERFORMANCE DATA
--------------------------------------------------------------------------------

Tables 1 through 3 show performance of each Fund as of periods ending March 31, 2001. Performance for A,B and C Shares of BrownIA Small-Cap Growth Fund is not included as those share classes had not commenced operations prior to the date of this Statement of Additional Information.

TABLE 1 - TOTAL RETURN BEFORE TAXES


BROWNIA SMALL-CAP GROWTH FUND
                                                   SINCE
                                ONE YEAR       INCEPTION (1)
Institutional Shares             -29.22%          -5.02%
 A Shares                          N/A             N/A
 B Shares                          N/A             N/A
 C Shares                          N/A             N/A

(1)      Commenced operations on June 28, 1999.

BROWNIA GROWTH EQUITY FUND

                                 SINCE
         ONE YEAR            INCEPTION (1)
         -18.96%               -8.83%

(1)      Commenced operations on June 28, 1999.

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

BROWNIA SMALL-CAP GROWTH FUND
                                                   SINCE
                                ONE YEAR       INCEPTION (1)
Institutional Shares             -29.22%          -5.28%
 A Shares                          N/A             N/A
 B Shares                          N/A             N/A
 C Share                           N/A             N/A

(1)      Commenced operations on June 28, 1999.

BROWNIA GROWTH EQUITY FUND

         ONE YEAR                SINCE
                             INCEPTION (1)
          -19.11%               -8.91%



(1)      Commenced operations on June 28, 1999.

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES


BROWNIA SMALL-CAP GROWTH FUND
                                                   SINCE
                                ONE YEAR       INCEPTION (1)
Institutional Shares            -17.94%           -3.89%
 A Shares                          N/A             N/A
 B Shares                          N/A             N/A
 C Share                           N/A             N/A

(1)      Commenced operations on June 28, 1999.

BROWNIA GROWTH EQUITY FUND

                                 SINCE
         ONE YEAR            INCEPTION (1)
          -11.63%               -6.96%


(1)      Commenced operations on June 28, 1999.

[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM                                   ----------------------------------------
FUNDS                                   August 1, 2002



INVESTMENT ADVISER:                     BROWNIA INTERMEDIATE BOND FUND

Brown Investment Advisory
Incorporated
Furness House
19 South Street
Baltimore, Maryland  21202

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 805-8258
(207) 879-0001





This Statement of Additional Information ("SAI") supplements the Prospectus dated August 1, 2002, as may be amended from time to time, offering shares of BrownIA Intermediate Bond Fund, a series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY                                                          3

INVESTMENT POLICIES AND RISKS                                     4

INVESTMENT LIMITATIONS                                           12

PERFORMANCE DATA AND ADVERTISING                                 14

MANAGEMENT                                                       18

PORTFOLIO TRANSACTIONS                                           26

PURCHASE AND REDEMPTION INFORMATION                              28

TAXATION                                                         30

OTHER MATTERS                                                    34

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                  A-1

APPENDIX B - MISCELLANEOUS TABLES                               B-1

APPENDIX C - PERFORMANCE DATA                                   C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

     "Adviser" means Brown Investment Advisory Incorporated.

     "Board" means the Board of Trustees of the Trust.

     "CFTC" means Commodities Future Trading Commission.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means the Forum Trust, LLC, custodian of the Fund's assets.

     "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.

     "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

     "FFS" means Forum Fund Services, LLC, the distributor of the Fund's shares.

     "Fitch" means Fitch Ratings

     "FSS" means Forum Shareholder Services, LLC, the transfer agent of the Fund.

     "Fund" means BrownIA Intermediate Bond Fund.

     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

     "Trust" means Forum Funds.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1.       FIXED INCOME SECURITIES

A.       GENERAL

U.S. GOVERNMENT SECURITIES The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds).

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in Collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with having earlier stated maturity or distribution dates have been paid in full.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depends largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities , how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

NON-US DOLLAR DENOMINATED SECURITIES. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

B.       RISKS

GENERAL RISKS. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, debt securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investment in debt securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in debt securities that are rated as follows at the time of their purchase:

------------------------------------------------ --------------------------------------------------------------------
Type of Permitted Investment                                               Minimum Rating
------------------------------------------------ --------------------------------- ----------------------------------
                                                               S&P                              Moody's
------------------------------------------------ --------------------------------- ----------------------------------

------------------------------------------------ --------------------------------- ----------------------------------
US Government Securities                                       N/A                                N/A
------------------------------------------------ --------------------------------- ----------------------------------
Non-Dollar Denominated U.S. Government
Securities                                                     BBB                                Bbb
------------------------------------------------ --------------------------------- ----------------------------------
Securities of Non-US Governmental Issuers                      BBB                                Bbb
------------------------------------------------ --------------------------------- ----------------------------------
Mortgage-Backed Securities                                     BBB                                Bbb
------------------------------------------------ --------------------------------- ----------------------------------
Corporate Debt (Domestic and Foreign)                          BBB                                Bbb
------------------------------------------------ --------------------------------- ----------------------------------
Asset-Backed Securities                                        BBB                                Bbb
------------------------------------------------ --------------------------------- ----------------------------------
Securities of Designated International
Organizations                                                  BBB                                Bbb
------------------------------------------------ --------------------------------- ----------------------------------

The Fund may purchase unrated debt securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund's purchase mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

FOREIGN RISK. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

Interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

The Fund may invest up to 20% of its net assets in non-US dollar denominated securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

2.       REPURCHASE AGREEMENTS

A.       GENERAL

The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy buy the Adviser. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date (usually not more than seven days from the date of purchase) and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian or a third party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price, including any interest factor. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

B.       RISKS

RISKS. Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

3.       FOREIGN CURRENCY EXCHANGE TRANSACTIONS

A.       GENERAL

The Fund use forward foreign currency contracts to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). These contracts are trades directly between currency traders (usually large commercial banks) and their customers. The Fund may use forward contracts only under two circumstances: (1) if the Adviser believes that the Fund should fix the US dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency; and (2) if the Adviser believes that the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.

B.       RISKS

Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

4.       LEVERAGE TRANSACTIONS

A.       SECURITIES LENDING

The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

B.       WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.

The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs 15-45 days after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

C.       RISKS.

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by other Fund liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

5.       ILLIQUID AND RESTRICTED SECURITIES

A.       GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

A.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

B.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

6.       TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality cash equivalents and other money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, and money market mutual funds.

7.       CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including the Fund's policy of investing at least 80% of its net assets (including borrowing) in short and intermediate term fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed and asset-backed securities (the "80% Policy"), may be changed by the Board without shareholder approval. The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy. The Fund's 80% Policy is described in the prospectus.

1.       FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

A.       BORROWING MONEY

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund's total assets (computed immediately after the borrowing).

B.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and in repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act , the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy (i) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

C.       DIVERSIFICATION

Purchase a security (other than a U.S. Government Security or a security of an investment company) with respect to 75% of its assets, if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.(Fundamental)

D.       UNDERWRITING ACTIVITIES

Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

E.       LENDING

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

F.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or mortgages on real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

G.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities).

H.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except to the extent permitted by the 1940 Act.

2.       NON - FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

A.       SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B.       SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts are not deemed to constitute selling securities short.

C.       PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

D.       LIQUIDITY

Invest more than 10% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

E.       OPTIONS AND FUTURES

Invest in futures or options contracts regulated by the CFTC except for (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

F.       BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

G.       EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

PERFORMANCE DATA AND ADVERTISING
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1.       PERFORMANCE DATA

Institutional Shares and A Shares (each a "class" and collectively, the "classes") may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports, or other materials is historical and is not intended to indicate future returns.

Each class may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger, or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including, but not limited to, the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

Each class may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The performance of each class will fluctuate in response to market conditions and other factors.

2.       PERFORMANCE CALCULATIONS

The performance of each class may be quoted in terms of total return. Tables 1 through 3 in Appendix C include performance information for each class.

A.       SEC YIELD

Standardized SEC yields for each class used in advertising are computed by dividing the class' interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the class' net asset value per share at the end of the period, and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining each class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for each class may differ from the rate of distribution of income from each class over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing each class' performance, investors should be aware that the class' yield fluctuates from day to day and that the class' yield for any given period is not an indication or representation by the class of future yields or rates of return on the class' shares. Financial intermediaries may charge their customers that invest in the Fund's classes fees in connection with that investment. This will have the effect of reducing the applicable class' after-fee yield to those shareholders.

The yields of the Fund's classes are not fixed or guaranteed, and an investment in the Fund or its classes is not insured or guaranteed. Accordingly, yield information should not be used to compare class shares with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a class' yield information directly to similar information regarding investment alternatives, which are insured or guaranteed.

Yield for each class is calculated according to the following formula:

                    a - b      6
         Yield = 2[(------ + 1)  - 1]
                      cd

         Where:
                  a        =     dividends and interest earned during the period
                  b        =     expenses accrued for the period (net of reimbursements)
                  c        =     the average  daily  number of shares  outstanding  during the period that were  entitled to receive dividends
                  d        =     the maximum offering price per share on the last day of the period


B.       TOTAL RETURN CALCULATIONS

The total return of each class shows its overall change in value, including changes in share price, and assumes all of the class' distributions are reinvested.

Total return figures are based on amounts invested in a class net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, each class: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of each class.

Average annual total return, before taxes on distributions and/or the sale of a class' shares, is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of a class' shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:
                  P =           hypothetical initial payment of $1,000;
                  T =           average annual total return (after taxes on distributions);
                  n =           period covered by the computation, expressed in years.
                  ATV[D] =      ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of a class' shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:
                  P =           hypothetical initial payment of $1,000;
                  T =           average annual total return (after taxes on distributions and sale of Fund shares);
                  n =           period covered by the computation, expressed in years.
                  ATV[DR] =     ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of a class' shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:
                  P =           hypothetical initial payment of $1,000;
                  T =           average annual total return (after taxes on distributions and sale of Fund shares);
                  n =           period covered by the computation, expressed in years.
                  ATV[DR] =     ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The
Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial
$1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual returns tend to smooth out variations in a class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

A classmay quote unaveraged or cumulative total returns that reflect a class' performance over a stated period of time.

Total returns may be stated in their components of income and capital (including
capital  gains  and  changes  in  share  price)  in  order  to  illustrate   the
relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a class' front-end sales charge or contingent deferred sales charge (if applicable).

Period total return, without considering taxes on distributions or on sales of a class' shares, is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

3.       OTHER MATTERS

The Fund may also include a variety of information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in each class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of each class as of one or more dates; and
(10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

Each class may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a class, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                         SYSTEMATIC                                SHARE                            SHARES PURCHASED
       PERIOD            INVESTMENT                                PRICE
         1                  $100                                    $10                                   10.00
         2                  $100                                    $12                                   8.33
         3                  $100                                    $15                                   6.67
         4                  $100                                    $20                                   5.00
         5                  $100                                    $18                                   5.56
         6                  $100                                    $16                                   6.25
                      ------------------                     ------------------                     ------------------
     Total Invested:        $600             Average Price:       $15.17             Total Shares:        41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------

1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their positions with the Trust, address, length of time servicing the Trust, date of birth and principal occupations during the past five years are set forth in the table below. The table also includes information concerning the number of portfolios overseen by each Trustee within the same fund complex, which includes four other investment companies for which Forum Financial Group, LLC provides services, as well as information regarding other trusteeships/directorships held by each Trustee.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                        TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer 1            Chairman    1989-       Member and Director, Forum        29             Chairman/
Born:  July 15, 1942        President   Present     Financial Group, LLC (a mutual                   President,
Two Portland Square                                 fund services holding company)                   Monarch Funds
Portland, ME 04101                                  Director, various affiliates of
                                                    Forum Financial Group, LLC
                                                    including Forum Fund
                                                    Services, LLC (Trust's
                                                    underwriter)
                                                    Chairman/President, Core
                                                    Trust (Delaware) Officer of
                                                    two other investment
                                                    companies for which the
                                                    Forum Financial Group of
                                                    companies provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 John Y. Keffer indirectly controls the entities that provides administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.
2 Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                        TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-       Professor of Economics,           27             None
Born:  February 15, 1943                Present     University of California-Los
Department of Economics                             Angeles
University of California                            Visiting Professor of
Los Angeles, CA 90024                               Economics, Athens University of
                                                    Economics and Business 1998 -
                                                    1999
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-       President, Technology Marketing   27             None
Born:  July 26, 1942                    Present     Associates
27 Temple Street                                    (marketing company for small
Belmont, MA 02718                                   and medium sized businesses in
                                                    New England)
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-       Partner, Thelen Reid & Priest     27             None
Born:  November 9, 1943                 Present     LLP (law firm) since 1995
40 West 57th Street
New York, NY 10019
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

2 Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE      TIME                PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                        TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice        2000-       Director of Business              N/A            N/A
Born:  July 15, 1954        President/  Present     Development, Forum Financial
Two Portland Square         Assistant               Group, LLC since 2001
Portland, ME 04101          Secretary               Managing Director and Counsel,
                                                    Forum Financial Group, LLC from
                                                    1993 to 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice        2001-       Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/  Present     Shareholder Services, LLC
Two Portland Square         Assistant               (transfer agent)
Portland, Maine  04101      Secretary               Director, Forum Administrative
                                                    Services, LLC (mutual fund
                                                    administrator) since 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey A. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC (mutual fund fund
Two Portland Square                                 accountant) since 1992
Portland, ME 04101
                                                    Treasurer, Core Trust
                                                    (Delaware)
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square                                 Associate General Counsel,
Portland, ME 04101                                  Smith Barney Inc. (brokerage
                                                    firm) 1993 - 1998
                                                    Secretary, Core Trust (Delaware)
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

2 Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

2.       TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN     OVERSEEN BY TRUSTEE IN FAMILY OF
              TRUSTEES                    THE FUND AS OF DECEMBER 31, 2002              INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------

------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                               $10,001-$50,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2001, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

A.       AUDIT COMMITTEE

The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

B.       NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Disinterested Trustees recommended by security holders.

C.       VALUATION COMMITTEE

The Trust's Valuation Committee consists of Messrs. Keffer and Cheng, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee will meet when necessary.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee will be paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the estimated compensation to be paid to each Trustee by the Fund and the Fund Complex that includes all series of the Trust and two investment companies for which Forum Financial Group, LLC provides services for the fiscal year ended May 31, 2003.

                                 COMPENSATION                   TOTAL COMPENSATION FROM FUND
TRUSTEE                          FROM FUND                      AND FUND COMPLEX
John Y. Keffer                                                  $0
Costas Azariadis                                                $18,000
James C. Cheng                                                  $18,000
J. Michael Parish                                               $18,000

6.       INVESTMENT ADVISER

A.       SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

B.       OWNERSHIP OF ADVISER

The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company ("Brown"), a trust company operating under the laws of Maryland. Brown is a fully owned subsidiary of Brown Capital Holdings Incorporate, a holding company incorporated under the laws of Maryland in 1998.

C.       FEES

The Adviser's fee is calculated as a percentage of the Fund's average net assets. The fee, if not waived, is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B will show the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data will be for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

C.       OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D.       ADVISORY AGREEMENT APPROVAL

After requesting and reviewing information provided by Brown and FAdS, the Board concluded that the approval of the Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.

In approving the Advisory Agreement with respect to the Fund, the Board reviewed the proposed investment advisory fee to be paid to the Adviser as well as the proposed total expenses of the Fund. The Board was informed that both the proposed contractual investment advisory fee and the proposed actual advisory fee (after fee waivers and/or expense reimbursements by the Adviser) were consistent with those charged by other funds within the Fund's Lipper Inc. peer group.

The Board also considered the advisory personnel proposed to service the Fund as well as the Adviser's disaster recovery plan and compliance program and deemed all to be reasonable. In addition, the Board also reviewed the Adviser's trading policies and soft dollar practices and deemed each to be reasonable. The Board then reviewed the Adviser's financial statements as well as the level of errors and omissions insurance maintained and determined that the Adviser was financially able to provide advisory services to each Fund. Finally, the Board then noted that the Adviser had not experienced any material code of ethics or regulatory problems within the last 12 months.

7.       DISTRIBUTOR

A.       SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's A Shares. Table 2 in Appendix B will show the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data will be for the past three years (or shorter depending on the Fund's commencement of operations).

B.       OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

C.       DISTRIBUTION PLAN - A SHARES

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the A Shares as compensation for FFS's services as distributor.
The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of A Shares to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated at any time by the Board, by a majority of the Qualified Trustees or by shareholders of the Fund's A shares.

Table 3 in Appendix B will show the dollar amount of fees payable by the Fund to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan. This information will be provided for the past three years (or shorter period depending on the Fund's commencement of operations).

8.       OTHER FUND SERVICE PROVIDERS

A.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities, and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from the Fund at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.075% of the Fund's average daily assets in excess of $100 million, subject to a minimum fee of $40,000. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B will show the dollar amount of the fees payable by the Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data will be for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

B.       FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives from the Fund a monthly fee of $3,000, $1,000 for each class above one and certain surcharges based upon the Fund's asset level as well as the number and type of the Fund's portfolio transactions and positions. The Fund also pays FAcS a yearly fee of $3,000 for tax preparation services. The fees paid to FAcS are accrued daily by the Fund and is based, in part, on transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to the Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence, or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 5 in Appendix B shows the dollar amount of the fees payable by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

C.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives from the Fund a monthly fee of $1,500 plus $1,000 per month for each additional class above one. The Fund also pays FSS an annual per account fee of $25 per open shareholder account and $5 per closed shareholder account. The fees paid to FSS are accrued daily by the Fund and are paid monthly.

The Transfer Agency Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B will show the dollar amount of the fees payable by the Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data will be for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

D.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust LLC safeguards and controls the Fund's cash and securities, determines income, and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

E.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.

F.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as independent auditors for the Fund. The auditor audits the annual financial statements of the Fund and provides the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
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1.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.       COMMISSIONS PAID

Table 7 in Appendix B will show the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented will be for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.       CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

5.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.      SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B will list the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Funds' holdings at those securities as of the Funds most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
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1.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes the Fund may be available for sale in the state in which you reside. Please check with your investment professional to determine a class' availability.

2.       ADDITIONAL PURCHASE INFORMATION

Class shares are sold on a continuous basis by the distributor at net asset value ("NAV") plus any applicable sales charge. Accordingly, the offering price per share of a class is may be lower than the class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.       UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

5.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.       ADDITIONAL REDEMPTION INFORMATION

You may redeem class shares at NAV minus any applicable sales charge. Accordingly, the redemption price per share of a class may be lower than the applicable class' NAV. The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.       NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.      DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

11.      INITIAL SALES CHARGES (A SHARES ONLY)

A.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold in the Fund's A Shares of A Shares of other Trust series managed by the Adviser. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

B.       ELIMINATION OF INITIAL SALES CHARGES

No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

     o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
     o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
     o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
     o Any person who has, within the preceding 90 days, redeemed Fund shares and completes a reinstatement form upon investment (but only on purchases in amounts not exceeding the redeemed amounts)
     o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on laws, including the Code and regulations and judicial and administrative decisions in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is May 31 (the same as the Fund's fiscal year end).

2.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

     o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

3.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a significant negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares.

Distributions by the Fund that do not constitute ordinary income dividends, exempt interest dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the U.S. income tax consequences of distributions made (or deemed made) during the year.

5.       CERTAIN TAX RULES APPLICABLE TO THE FUND TRANSACTIONS

Certain regulated futures contracts, options, and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to you. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of
Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7. SALE, EXCHANGE, OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange, or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange, or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange, or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange, or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.       BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who, to the Fund's knowledge, has furnished an incorrect number; (3) who is otherwise subject to backup withholding; or (4) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

9.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate), if applicable, upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.      STATE AND LOCAL TAXES

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. These state and local rules are not discussed in this summary. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

OTHER MATTERS
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1.       THE TRUST AND ITS SHAREHOLDERS

A.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
BrownIA Growth Equity Fund                      Investors Bond Fund
BrownIA Small-Cap Growth Fund(1)                Maine TaxSaver Bond Fund
BrownIA Maryland Bond Fund                      Mastrapasqua Growth Value Fund
BrownIA Intermediate Bond Fund(2)               New Hampshire TaxSaver Bond Fund
Daily Assets Cash Fund(3)                       Payson Balanced Fund
Daily Assets Government Fund(3)                 Payson Value Fund
Daily Assets Government Obligations Fund(3)     Polaris Global Value Fund
Daily Assets Treasury Obligations Fund(4)       Shaker Fund(5)
DF Dent Premier Growth Fund                     TaxSaver Bond Fund
Equity Index Fund                               The Advocacy Fund
Fountainhead Kaleidoscope Fund                  Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional, A,B, and C Share class of this series.
(2) The Trust offers shares of beneficial interest in an institutional and A share class of this series.
(3) The Trust offers shares of beneficial interest in an institutional, institutional service and investor share class of these series.
(4) The Trust offers shares of beneficial interest in an institutional and institutional service class of this series.
(5) The Trust offers shares of beneficial interest in an intermediary, A, B and C share classes of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

B.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance.

C.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D.       TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E.       FUND OWNERSHIP

As of July 29, 2002, the percentage of shares owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each class of shares of the Fund (or of the Trust), the table reflects "N/A" for not applicable.

                                                      NUMBER OF              PERCENTAGE OF           PERCENTAGE OF
FUND                                                  SHARES OWNED           CLASS OWNED             FUND OWNED
----------------------------------------------------- ---------------------- ----------------------- ----------------------
Institutional Shares                                  0                      N/A                     N/A
----------------------------------------------------- ---------------------- ----------------------- ----------------------

----------------------------------------------------- ---------------------- ----------------------- ----------------------
A Shares                                              0                      N/A                     N/A
----------------------------------------------------- ---------------------- ----------------------- ----------------------

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 29, 2002, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

CONTROLLING PERSON INFORMATION

                                                                  NUMBER OF SHARES               PERCENTAGE
SHAREHOLDER                                                            OWNED                    OF FUND OWNED
-----------------------------------------------------------------------------------------------------------------
Institutional Shares
-----------------------------------------------------------------------------------------------------------------
Forum Financial Group, LLC                                              10                          100%
Portland, Maine 04101
-----------------------------------------------------------------------------------------------------------------
A Shares
-----------------------------------------------------------------------------------------------------------------
Forum Financial Group, LLC                                              10                          100%
Portland, Maine 04101

Forum Financial Group, LLC is a Delaware limited liability company indirectly controlled by John Y. Keffer, the Chairman of the Trust. As of July 29, 2002, and prior to the public offering of the Fund's A Shares, Forum Financial Group, LLC or its affiliates owned 100% of each class of shares of the Fund and may be deemed to control each class and the Fund. It is not expected that Forum Financial Group, LLC will continue to control the Fund or any class after its public offering.

E.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

F.       CODE OF ETHICS

The Trust, the Adviser, and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

2.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.       FINANCIAL STATEMENTS

Financial statements are not available because the Fund had not commenced operations prior to the date of this SAI.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstanding amounts and `D' the lowest recovery potential, I.E. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3Issuers rated  Prime-3 (or  supporting  institutions)  have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table will show the dollar amount of fees payable to the Adviser by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

                                             ADVISORY FEE PAYABLE     ADVISORY FEE WAIVED     ADVISORY FEE RETAINED



Advisory fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

TABLE 2 - SALES CHARGES

The following table will show the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A Shares.

                                            AGGREGATE SALES CHARGE           AMOUNT                  AMOUNT
                                                                            RETAINED                REALLOWED


Sales charge information is not provided because the Fund's Investor Shares had not commenced operations prior to the date of this SAI.

TABLE 3 - A SHARES RULE 12B-1 FEES

The following table will show the dollar amount of fees payable to FFS by the Fund, the amount of fee that was waived by FFS, if any, and the actual fees received by FFS.

                                                      FEE                     FEE                      FEE
                                                    PAYABLE                  WAIVED                  RETAINED


Rule 12b-1 fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

TABLE 4 - ADMINISTRATION FEES

The following table will show the dollar amount of fees payable to FAdS by the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS.

                                              ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
                                                    PAYABLE                  WAIVED                 RETAINED


Administration fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.
TABLE 5 - ACCOUNTING FEES

The following table will show the dollar amount of fees payable to FAcS by the Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS.

                                            ACCOUNTING FEE PAYABLE   ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED



Accounting fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.


                                      B-1


TABLE 6 - TRANSFER AGENCY FEES

The following table will show the dollar amount of fees payable to FSS by the Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS.

                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
                                                    PAYABLE                  WAIVED                 RETAINED


Transfer agency fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

TABLE 7 - COMMISSIONS

The following table will show the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

                                                                   TOTAL               % OF            % OF PRINCIPAL
                                                                 BROKERAGE           BROKERAGE            VALUE OF
                                                                COMMISSIONS         COMMISSIONS         TRANSACTIONS
                                                 TOTAL         ($) PAID TO AN       PAID TO AN          EXECUTED BY
                                               BROKERAGE      AFFILIATE OF THE    AFFILIATE OF THE    AN AFFILIATE OF
                                              COMMISSIONS         FUND OR             FUND OR           THE FUND OR
                                                  ($)             ADVISER             ADVISER             ADVISER

Information regarding brokerage commissions paid is not provided because the Fund had not commenced operations prior to the date of this SAI.

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table will list the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


REGULAR BROKER OR DEALER                                      VALUE HELD


Information regarding positions held in the securities of regular brokers and dealers of the Fund is not provided because the Fund had not commenced operations prior to the date of this SAI.

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of July 30, 2002.

NAME AND ADDRESS                          SHARES                   % OF CLASS                       % OF FUND
------------------------------------------------------------------------------------------------------------------
Institutional Shares
------------------------------------------------------------------------------------------------------------------
Forum Financial Group, LLC                  1                         100%                             100%
Two Portland Square
Portland, Maine 04101
------------------------------------------------------------------------------------------------------------------
A Shares
------------------------------------------------------------------------------------------------------------------
Forum Financial Group, LLC                  1                         100%                             100%
Two Portland Square
Portland, Maine 04101

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

No performance information is included as the Fund had yet to commence operations as of the date of this SAI.

[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM                                   ----------------------------------------
FUNDS

                                        August 1, 2002




                                        INVESTORS BOND FUND

                                        TAXSAVER BOND FUND

                                        MAINE TAXSAVER BOND FUND

                                        NEW HAMPSHIRE TAXSAVER BOND FUND
INVESTMENT ADVISER:

Forum Investment Advisers, LLC
Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND SHAREHOLDER
SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(207) 879-0001
(800) 94FORUM
(800) 943-6786

This Statement of Additional Information (the "SAI") supplements the Prospectuses dated August 1, 2002, as may be amended from time to time, offering shares of Investors Bond Fund, TaxSaver Bond Fund, Maine TaxSaver Bond Fund, and New Hampshire TaxSaver Bond Fund, four separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus applicable to each Fund. You may obtain any Prospectus relating to a Fund without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial Statements for each Fund for the year ended March 31, 2002, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY.......................................................................1

1.  INVESTMENT POLICIES AND RISKS..............................................2

2.  CERTAIN INFORMATION CONCERNING THE STATES OF MAINE AND NEW HAMPSHIRE......13

3.  INVESTMENT LIMITATIONS....................................................18

4.  PERFORMANCE DATA AND ADVERTISING..........................................24

5.  MANAGEMENT................................................................29

6.  PORTFOLIO TRANSACTIONS....................................................37

7.  PURCHASE AND REDEMPTION INFORMATION.......................................39

8.  TAXATION..................................................................42

9.  OTHER MATTERS.............................................................46

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................A-1

APPENDIX B - MISCELLANEOUS TABLES............................................B-1

APPENDIX C -   PERFORMANCE DATA..............................................C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

"Adviser" means Bainbridge Capital Management, LLC.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of each Fund's assets.

"FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

"FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

"Fitch" means Fitch Ratings.

"FFS" means Forum Fund Services, LLC, the distributor of each Fund's shares.

"FFSI" means Forum Financial Services, Inc., the distributor of each Fund's shares prior to August 1, 1999.

"FSS" means Forum Shareholder Services, LLC, the transfer agent of each fund.

"Fund" means each of Investors Bond Fund, TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a division of the McGraw Hill Companies.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1.  Investment Policies and Risks
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Each of Investors Bond Fund, TaxSaver Bond Fund, Maine TaxSaver Bond Fund, and New Hampshire TaxSaver Bond Fund is a non-diversified series of the Trust. This section discusses in greater detail than each Fund's Prospectus certain investments that the Fund may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A.       SECURITY RATINGS INFORMATION

A Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, each Fund primarily invests in debt securities considered to be investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term categories by an NRSRO or are unrated and determined by the Adviser to be of comparable quality. The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P.

Investors Bond Fund may invest up to 10% of its total assets and TaxSaver Bond Fund may invest up to 25% of its total assets in securities rated BB/Ba (or unrated and determined by the Adviser to be of comparable quality. Investors Bond Fund may also invest up to 10% of its total assets in preferred stock rated B or above (unrated and determined by the Adviser to be of comparable quality). Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may each invest up to 20% of their total assets in securities rated BB/Ba or B (or unrated and determined by the Adviser to be of comparable quality). Non-investment grade securities (commonly known as "junk bonds") have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. A Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Adviser may rely on the higher rating.

B.       DEBT SECURITIES

1.       GENERAL

CORPORATE DEBT OBLIGATIONS. Investors Bond Fund and TaxSaver Bond Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. Each Fund may also invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). Each Fund restricts its purchases of these securities to issues denominated and payable in United States dollars. All obligations of non-U.S. issuers purchased by a Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund can invest.

U.S. GOVERNMENT SECURITIES. Investors Bond Fund and TaxSaver Bond Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-backed pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-backed securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

ASSET-BACKED SECURITIES. Investors Bond Fund may invest in asset-backed securities. Asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties.

Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

MUNICIPAL SECURITIES. TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). New Hampshire TaxSaver Bond Fund and Maine TaxSaver Bond Fund may invest up to 25% of their total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. TaxSaver Bond Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

STAND-BY COMMITMENTS. TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may purchase municipal securities on a stand-by commitment basis. A stand-by commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a stand-by commitment are generally more expensive if the same securities were without the commitment. Stand-by commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into stand-by commitments only with banks or municipal security dealers that the Adviser believes have minimal credit risk. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

PARTICIPATION INTERESTS. TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may invest in participation interests. Participation interests are interests in loans or securities in which a Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund's investment. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

2.       RISKS

GENERAL. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by a Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. Each Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund generally buys debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix B. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that a Fund's purchase mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. A Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

C.       OPTIONS AND FUTURES

1.       GENERAL

Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund do not currently invest in options and futures contracts. Investors Bond Fund and TaxSaver Bond Fund do not currently invest in options and futures contracts but may, in the future, seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase by purchasing options and writing (selling) covered options. Each Fund may purchase or write options on securities in which it invests and on any securities index based in whole or in part on securities in which it may invest.

A Fund may buy and sell interest rate futures contracts on Treasury bills, Treasury bonds and on other financial instruments. TaxSaver Bond Fund may also purchase and sell municipal bond index futures contracts. A Fund may write put and call options and purchase options on permissible futures contracts. A Fund may only invest in options traded on an exchange or in an over-the-counter market.

2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. A bond index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.       LIMITATIONS ON OPTIONS AND FUTURES

A Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, a Fund will not buy futures contracts or write put options whose underlying value exceeds 5% of a Fund's total assets. A Fund also will not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options if immediately thereafter more than 5% of the Fund's total assets would be invested in these options or committed to margin on futures contracts. In addition to the above, Investors Bond Fund will limit its investment in options and futures contracts to 10% of its total assets.

4.       RISKS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield or return.

D.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

E.       REPURCHASE AGREEMENTS

1.       GENERAL

Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, each Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.       RISKS

Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

F.       LEVERAGE TRANSACTIONS

1.       GENERAL

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis and the use of swaps and related agreements are transactions that result in leverage. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

BORROWING. Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. Each Fund may borrow money for any other purposes so long as such borrowings do not exceed 10% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 10% or more of the Fund's total assets.

SECURITIES LENDING. As a fundamental policy, each Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

No Fund will enter into a  when-issued  or forward  commitment  if, as a result,
more  than  15%  of  the  Fund's   total  assets  would  be  committed  to  such
transactions.

SWAPS, CAPS, FLOORS AND COLLARS. Investors Bond Fund and TaxSaver Bond Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. A Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund's investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

2.       RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

G.       CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway(R) structure. A Fund operating under a Core and Gateway(R) structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway(R) structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway(R) structure without notice to the shareholders.

H.       TEMPORARY DEFENSIVE POSITION

A Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to provide flexibility in meeting redemptions and paying expenses. Maine TaxSaver Bond Fund may invest up to 20% of its net assets in cash or cash equivalents.

A Fund may also assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, time deposits, bankers acceptances and certificates of deposit corporate notes and short-term bonds and money market mutual funds. The money market instruments in which a Fund may invest have variable and floating rates of interest.

2.  CERTAIN INFORMATION CONCERNING THE STATES OF MAINE AND NEW HAMPSHIRE
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A.       STATE OF MAINE

Material in this section has been compiled from numerous sources including "The Maine Economy: Year-End Review and Outlook, 2001" prepared and published by the Economics Division of the Maine State Planning Office; "State of Maine Presentation to Standard & Poor's," May 29, 2002; "State of Maine Presentation to Moody's Investors Service," May 29, 2002; and "State of Maine Presentation to Fitch Ratings," May 29, 2002. In addition, certain information was obtained from the Final Official Statement of the State of Maine dated June 12, 2002, and published in connection with the issuance on June 20, 2002 of $27,610,000 State of Maine general obligation bonds dated June 1, 2002. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of the Commissioner of the Maine Department of Administrative and Financial Services, the Office of the Treasurer of the State of Maine, the Bureau of the Budget of the Maine Department of Administrative and Financial Services, and the Office of Fiscal and Program Review of the Maine Legislature. The most recent information concerning credit ratings on debt issued by or on behalf of the State of Maine and its subordinate agencies was obtained from credit reports for the State of Maine published by S&P on June 13, 2002, by Moody's on June 6, 2002, and by Fitch on June 13, 2002.

Although the information derived from the above sources is believed to be accurate, none of the information obtained from these sources has been verified independently. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated.

During the 1980's, Maine's economy surpassed national averages in virtually all significant measures of economic growth. During this ten-year period, Maine real economic growth was 40% as measured by the Maine Economic Growth Index ("EGI"), a broad-based measure of economic growth, which is corrected for inflation. This economic growth compares to national real economic growth during the 1980's of 26% and 29%, measured by the United States Economic Growth Index and real Gross National Product respectively. During this time period, resident employment in Maine increased by 21%, while resident employment nationally increased by 19%. Inflation-adjusted retail sales in Maine during this period increased by 72%, as opposed to a 32% increase in such retail sales nationally. During the 1980's, per capita personal income in Maine rose from 44th in the nation in 1979, to 26th in the nation in 1989, or from 81% to 92% of the national average of per capita personal income.

Beginning in the fourth quarter of 1989, however, the Maine economy experienced a substantial temporary decline. Economic recovery in Maine was also hindered by significant losses in defense-related jobs, with the State losing since 1990 approximately 20% of its defense-dependent employment, which peaked at 63,000 jobs in 1989. During the 1989-1991 period also, the State lost 6% of its entire job base.

Since 1991, the Maine economy has experienced a sustained recovery, but this recovery has slowed recently. In the words of the Economics Division of the Maine State Planning Office, "Maine economic performance in 2001 was well off the pace of the previous year as a result of the national economic recession which began in March of 2001. The Maine economic outlook calls for slower growth although the recession [in Maine] is expected to be relatively shallow."

The fiscal policies of the State of Maine government are conservative, and the State is required by its Constitution to operate on a balanced budget. The Maine Constitution does this by prohibiting the Legislature, by itself, from issuing any debt by or on behalf of the State which exceeds in the aggregate at any one time $2,000,000 "except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also provides for the prohibition of debt issued by or on behalf of the State to fund "current expenditures." The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the State ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution also have been adopted to permit the Legislature to authorize the issuance of bonds to insure payment of up to: (1) $6,000,000 of revenue bonds of the Maine School Building Authority; (2)
$4,000,000 of loans to Maine students attending institutions of higher education; (3) $1,000,000 of mortgage loans for Indian housing; (4) $4,000,000 of mortgage loans to resident Maine veterans including businesses owned by resident Maine veterans; and (5) $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural and recreational enterprises. The statutory authorization to insure Maine School Building Authority bonds, however, has been repealed. The Maine Constitution also provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on general obligation bonds of the State, the State Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the State to make such payments.

As of April 30, 2002, there were outstanding general obligation bonds of the State in the principal amount of $361,775,000. On June 20, 2002, the State issued $27,610,000 of general obligation bonds dated June 1, 2002. As of June 12, 2002, there were outstanding bond anticipation notes of the State in the principal amount of $27,610,000 which matured on June 26, 2002 and were paid from the proceeds of the State's June 20, 2002 $27,610,000 general obligation bond issue. As of June 12, 2002, there were authorized by the voters of the State for certain purposes but unissued, general obligation bonds of the State in the aggregate principal amount of $240,002,031, including the $27,610,000 in bond anticipation notes maturing on June 26, 2002. As of June 12, 2002, there were authorized by the Constitution of the State and implementing legislation but unissued, general obligation bonds of the State in the aggregate principal amount of $99,000,000. Various other Maine governmental agencies and quasi-governmental agencies including, but not limited to, the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority, the Maine Turnpike Authority, the Maine State Housing Authority, and the Maine Public Utility Financing Bank, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the State.

During the economic recession of 1989 through 1992, Maine State government repeatedly reduced its expenditures in order to comply with the requirement of the Maine Constitution that State government operate on a balanced budget. Laws authorizing budgeted expenditures for fiscal year 2003 have been enacted and provide for General Fund expenditures of $2,709,588,242 and Highway Fund expenditures of $288,775,631. These budget amounts are subject to change, however, upon reconciliation of recently enacted budget legislation and miscellaneous bills with fiscal impact passed by the Legislature and enacted into law. Furthermore, there can be no assurance, that the budget acts for fiscal year 2003, and the various other statutes passed by the Maine Legislature which affect the State's fiscal position, will not be amended by the Legislature from time to time.

For the fiscal years 2002 and 2003, the State estimates a revenue decline of approximately $180,000,000 due to higher than projected individual income tax refunds, and lower than projected individual income tax payments and individual withholding payments. In order to comply with applicable requirements of the Constitution of the State to operate within a balanced budget, this estimated revenue decline of approximately $180,000,000 has been offset by executive actions of the Governor to curtail State government expenditures authorized by the Legislature.

For example, on May 9, 2002, the Governor issued Executive order 05 FY 01/02, prohibiting Maine State government, for fiscal years 2002 and 2003 (FY 02 and FY
03): to expend any budget allotment reserves; to expend any unencumbered budget balances brought forward from FY 01 and FY 02; to expend any State funds to hire new State employees; to expend any State funds to pay for unscheduled overtime for existing State employees; to expend any State funds for out-of-state travel by State employees; to expend any State funds for certain in-state travel by State employees; to expend any State funds to purchase capital equipment for State agencies; and to expend any State funds for certain new or renewed contracts with private vendors. In addition, by this same Executive Order, all State government agencies were directed to prepare for an across-the-board 2% cut in existing expenditures. On June 19, 2002, the Governor issued Executive Orders 06 FY 01/02 and 07 FY 01/02 curtailing fourth quarter FY 02 allotments to all State government agencies and ordering all State employees to take three days of unpaid leave ("furlough days") during FY 03. The first such government-wide furlough day occurred on July 5, 2002. On July 1, 2002, the Governor issued Executive Order 01 FY 02/03 curtailing budget allotments to all State government agencies for the first, second, third, and fourth quarters of FY 03. It is estimated that these actions by the Governor saved the State of Maine approximately $180,000,000. If the State's revenue situation does not improve, further actions (both executive and legislative) may be necessary to assure that the State government operates within the Constitutional requirement of a balanced budget.

Because of Maine's conservative debt policies and its constitutional requirement that the State government operate under a balanced budget, Maine general obligation bonds had been rated AAA by S&P and Aa1 by Moody's for many years. On June 6, 1991, however, S&P lowered its credit rating for Maine general obligation bonds from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment, from AA to A+. In taking this action, S&P said, "The rating action is a result of declines in key financial indicators, and continued softness in the state economy. The new rating continues to reflect the low debt burden of the state, an economic base that has gained greater income levels and diversity over the 1980's, and a legislative history of dealing effectively with financial difficulties." These ratings have remained unchanged since June 6, 1991. Because of improvements in the State of Maine economy, S&P currently views the State's financial outlook as "stable," stating in its most recent June 13, 2002 credit report: "The `AA+' rating on the State of Maine's GO bonds reflects: A diversifying economy that has demonstrated stability through the recent national recession; Financial performance that, while recently weakened, has a strong and solid history demonstrated by conservative budgeting practices; and A favorable debt position with a low debt burden and rapid amortization schedule."

On August 24, 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980's," Moody's lowered its State of Maine general obligation bond rating from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the ratings assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. On May 13, 1997, Moody's "confirmed and refined from Aa to Aa3" the State's general obligation bond rating. Moody's refinement of the State's bond rating on May 13, 1997 was part of a general redefinition by Moody's of its bond rating symbols published on January 13, 1997, and was not a substantive rating change. On June 5, 1998, however, citing an "increased pace of economic recovery," Moody's raised the State's general obligation bond rating to Aa2. In its most recent June 6, 2002 credit report, Moody's reaffirmed its credit rating for Maine general obligation bonds at Aa2, but reduced the State's long-term credit outlook to "stable" from "positive," stating: "The rating reflects an economy that continues to diversify and expand, although at a slower pace in the last year, and continued steady improvement in fund balance levels, spending controls, and debt levels near the state medians. The rating also acknowledges the ongoing fixed-costs associated with the state's large, but declining, unfunded pension liability."

For the past several years, Maine general obligation bond issues also have been rated by Fitch. In its credit report dated June 1, 2000, Fitch upgraded its rating on Maine general obligation bonds from AA to AA+, saying, the "rating change takes into account the low burden of debt on resources and the unusually rapid rate of amortization as well as strengthening economic trends, very successful financial operations and the institutionalization of financial reforms." In its most recent credit report dated June 13, 2002, Fitch confirmed its AA+ rating for Maine general obligation debt, stating: "The State of Maine's general obligation bonds are well secured with strength especially in the low burden that debt places on resources and in the unusually rapid rate of amortization. After a period of growth and surplus operations, the economy has weakened, revenues have fallen short of estimates and budgeting decisions for 2002-03 are yet to be made."

B.       STATE OF NEW HAMPSHIRE

Material in this section has in part been abstracted from the State of New Hampshire Information Statement dated November 1, 2001, compiled by the Treasurer of the State of New Hampshire and provided to prospective purchasers of debt securities offered by the State. While information in the Information Statement is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Information Statement. Additionally, economic and fiscal conditions in individual municipalities within the State may vary from general economic and fiscal conditions.

New Hampshire is located in the New England census region and is bordered by the states of Maine, Massachusetts, and Vermont and the Province of Quebec, Canada. New Hampshire's geographic area is 9,304 square miles and its April 2000 population was 1,235,786, representing a 2.8% increase from 1999 levels. New Hampshire's population had increased by more than 11.4% in the 1990-2000 period.

New Hampshire's per capita personal income increased by 109.4% between 1980 and 1990. In the period 1990-2000 it increased by 60.5%. New Hampshire's per capita personal income in 2000 was 112.8% of the national level, ranking 6th in the United States.

In 2000, New Hampshire's largest employment sector was the service sector (32.9% of employment), followed by retail and wholesale trade (24.39% of employment). Manufacturing was the third largest sector (14.5% of employment). Non-agricultural employment levels have remained fairly stable. The unemployment rate was 2.8% in 2000, a level lower than the national average of 4.0%.

After a significant growth in residential building activity in the period 1980-86 (data based on number of residential building permits issued), New Hampshire's residential building activity declined to below 1980 levels in 1990. By 1997, residential building activity surpassed 1980 levels and in each of the subsequent years through 2000, surpassed 1997.

New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the State liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes are the Meals and Rooms Tax and the Business Profits Tax. See the concluding paragraphs of this section for a description of litigation challenging the constitutionality of the State's statutory system of financing operation of elementary and secondary public schools primarily through local taxes, and state government's response to that litigation.

New Hampshire state government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of state government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional or statutory requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is no line item veto.

State government funds include the General Fund, five special purpose funds and three enterprise funds, as well as certain "fiduciary" funds. All obligations of the State are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

By statute, at the close of each fiscal biennium, 50% of any General Fund surplus must be deposited in a Revenue Stabilization Account ("Rainy Day Fund") which may contain up to 10% of General Fund unrestricted revenue for the fiscal year just ended. With approval of the Legislative Fiscal Committee, the Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue, in an amount equal to the lesser of the deficit or revenue shortfall. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each Legislative chamber and the Governor. As of June 30, 2001 there was an estimated balance of $55 million in the Rainy Day Fund, or approximately 3% of unrestricted revenues for fiscal year 2001.

The Department of Administrative Services is responsible for maintenance of State government's accounting system, Comprehensive Annual Financial Report and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system, which compares the amount of an appropriation to expenditures, and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.

On June 30, 1997, the General Fund undesignated fund balance was a deficit of $1.2 million. Strong revenue growth and stringent budgetary controls resulted in a fiscal 1998 year-end undesignated surplus fund balance of $41.4 million. At fiscal year-end 1999 there was a surplus balance of $88.7 million and a cumulative General Fund balance of $130.1 million. This surplus was transferred to the Health Care Fund and the Education Fund. As of June 30, 2000, there was a General Fund surplus balance of $4.0 million, the Revenue Stabilization Account remained at $20 million and the Health Care Fund increased to $45 million. As of June 30, 2001 the General Fund surplus balance was $80.1, of which $48.1 million was transferred to the Education Fund and $35.2 million was transferred to the Revenue Stabilization Account. As of June 30, 2002, LBA estimates a General Fund deficit in the range of $29-$30 million.

There is no constitutional limit on the State's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the State. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the State and its agencies.

State-guaranteed bonded indebtedness is authorized not only for general purposes of State government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority, Health and Education Facilities Authority, Pease Development Authority and Business Development Authority are authorized, with the approval of the Governor and Executive Council, to issue bonds that do not constitute debts or obligations of the State,.

Procedure for incurrence of bonded indebtedness by individual municipalities is governed by State statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body, except in municipalities which have adopted the "official ballot" form of government, where the required majority is a three-fifths vote. The special provision for three-fifths vote in such municipalities has been challenged in litigation on constitutional grounds, so far unsuccessfully, but the challengers may yet appeal to the United States Supreme Court.

On December 17, 1997, the New Hampshire Supreme Court ruled that the State's system of financing public elementary and secondary schools primarily through local property taxes violated the New Hampshire Constitution, because (1) providing an adequate public education is a duty of State government; (2) local school property taxes are levied to fulfill a State purpose; and (3) local school property taxes, levied at different rates in different localities, are not proportional and reasonable throughout the State. The court also indicated that a State-funded, constitutionally adequate elementary and secondary education is a fundamental constitutional right. Following several additional rulings from the court addressing a variety of legislative proposals for compliance, on April 29, 1999, the State enacted Chapter 17 of the Laws of 1999 "establishing a uniform education property tax and a utility property tax, increasing the business profit and real estate transfer taxes and including other sources of revenue to provide funding for an adequate public education and making an appropriation therefore." This statute established formulae for determining distribution of funds to local school districts in support of adequate public education, from an "Education Trust Fund". The immediate effect of these statutes was to restore the authority of New Hampshire municipalities to collect property taxes for school purposes. On November 3, 1999, the State enacted legislation modifying the education property tax to comply with a further court decision and providing for expiration of the tax and the distribution formula as of January 2, 2003.

Under the 1999 statutory formula, some New Hampshire municipalities sustained increased property taxes and initiated a court challenge to the constitutionality of the education property tax. By a majority (3-2) decision dated May 3, 2001, the New Hampshire Supreme Court rejected those challenges, holding that while the complainants had proven there were flaws in the statewide property tax system, they had failed to prove a systematic pattern of disproportionate taxation, or that the system produced inequality so substantial as to be deemed intentional, or that actual harm to them resulted from such flaws. The majority opinion did, however, direct the State to implement appropriate enforcement measures to ensure compliance with state constitutional provisions requiring reassessment of property at least once every five years.

In June 2001, the New Hampshire legislature passed, and the Governor allowed to take effect without signature, legislation that made permanent the education property tax, as well as increasing the rates of other taxes and deleting certain non-recurring revenues as sources for the Education Trust Fund.

In September 2001 the plaintiffs in the original lawsuit asked the New Hampshire Supreme Court to determine that the new statutory system for education funding was unconstitutional, on a variety of grounds. The Court agreed to review whether the new law dealt sufficiently with standards of accountability of local school districts, but declined to consider other issues without prejudice to the plaintiffs' pursuing them in the trial court. On April 11, 2002 a majority (3-2) of the New Hampshire Supreme Court ruled (1) that accountability is an essential component of the State's duty and (2) that the existing statutory scheme has deficiencies that are inconsistent with the State's duty to provide a constitutionally adequate education. The Court expressed confidence that these deficiencies would be addressed by the legislature.

3.  INVESTMENT LIMITATIONS
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For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective, cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of a Fund without shareholder approval.

A.       INVESTORS BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

OIL, GAS AND MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

NON-DIVERSIFICATION

Purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund may not:

PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

INVESTMENTS IN REAL PROPERTY LEASES

Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).

SECURITIES WITH VOTING RIGHTS

Purchase securities having voting rights except securities of other investment companies.

B.       TAXSAVER BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

OIL, GAS AND MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

NON-DIVERSIFICATION

Purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

For purposes of the Fund's diversification policy, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if only the assets and revenues of the nongovernmental user back the bond, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

80% POLICY

Invest, under normal circumstances, less than 80% of the value of its net assets and borrowings in bonds the interest income on which is exempt from Federal income tax.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund may not:

PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

INVESTMENTS IN REAL PROPERTY LEASES

Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).

SECURITIES WITH VOTING RIGHTS

Purchase securities having voting rights except securities of other investment companies.

C.       MAINE TAXSAVER BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

OIL, GAS AND MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

VOTING RIGHTS

Purchase securities having voting rights except securities of other investment companies.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund may not:

PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

INVESTMENTS IN REAL PROPERTY LEASES

Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).

D.       NEW HAMPSHIRE TAXSAVER BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

UNDERWRITING ACTIVITIES

Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

MAKING LOANS

Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Invest in commodities or in commodity contracts, except that, to the extent the Fund is otherwise permitted, the Fund may enter into financial futures contracts and options on those futures contracts and may invest in currencies and currency-related contracts.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

NON-DIVERSIFICATION

With respect to 50% of its assets, purchase a security other than a U.S. Government Security of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

CONCENTRATION

Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided there is no limit on investments in U.S. Government Securities, municipal securities or in the securities of domestic financial institutions (not including their foreign branches). For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

80% POLICY

Invest, under normal circumstances, less than 80% of the value of its net assets and borrowings in bonds the interest income on which is exempt from Federal income tax.


2.       NON-FUNDAMENTAL LIMITATIONS

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations.

SECURITIES WITH VOTING RIGHTS

Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable; or (2) 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act.

INVESTMENTS IN REAL PROPERTY

Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).

CONCENTRATION

No more than 25% of the Fund's total assets may be invested in the securities of one issuer. This limitation, however, does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.

4.  PERFORMANCE DATA AND ADVERTISING
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A.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith BarneyBond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

The Fund's performance may be quoted in terms of yield or total return. Table 1 through 3 in Appendix C includes performance information for each Fund.

1.       SEC YIELD

Standardized SEC yields for a Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

Maine TaxSaver Bond Fund, New Hampshire TaxSaver Bond Fund and TaxSaver Bond Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal a fund's tax-free yield after taxes. A tax equivalent yield is calculated by dividing the fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives, which are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

Yield is calculated according to the following formula:

                    a - b      6
         Yield = 2[(------ + 1)  - 1]
                      cd

  Where:
         a =   dividends and interest earned during the period
         b =   expenses accrued for the period (net of reimbursements)
         c =   the average daily number of shares outstanding during the period that were entitled to receive dividends
         d =   the maximum offering price per share on the last day of the period

2.       TOTAL RETURN CALCULATIONS

A Fund's total return shows its overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures are based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return, before taxes on distributions and/or the sale of Fund shares, is calculated according to the following formula:

         P(1+T)n = ERV

  Where:
         P   =   a hypothetical initial payment of $1,000
         T   =   average annual total return
         N   =   number of years
         ERV =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical$1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

  Where:
          P =   hypothetical initial payment of $1,000;
          T =   average annual total  return  (after  taxes  on  distributions);
          n =   period covered by the computation, expressed in years.
      ATV[D]=   ending  value  of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other)  periods at the
                end of the   applicable   period   (or   fractional   portion),
                after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

  Where:
         P =   hypothetical initial payment of $1,000;
         T =   average annual total return (after taxes on  distributions and  sale  of  Fund  shares);
         n =   period  covered  by  the computation,  expressed in years.
   ATV[DR] =   ending value of a hypothetical  $1,000  payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

A Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time.

Total returns may be stated in their components of income and capital (including
capital  gains  and  changes  in  share  price)  in  order  to  illustrate   the
relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return, without considering taxes on distributions or on sales of Fund shares, is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                PT =  period total return
                The other definitions are the same as in average annual total return above

C.       OTHER MATTERS

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

PERIOD            SYSTEMATIC INVESTMENT                   SHARE PRICE                     SHARES PURCHASED
............. ................................. .................................. ..................................
     1                      $100                              $10                               10.00
     2                      $100                              $12                               8.33
     3                      $100                              $15                               6.67
     4                      $100                              $20                               5.00
     5                      $100                              $18                               5.56
     6                      $100                              $16                               6.25
............. ................................. .................................. ..................................
             Total Invested $600               Average Price $15.17               Total Shares  41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices.

5.  MANAGEMENT
--------------------------------------------------------------------------------
A.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers.

The names of the Trustees and officers of the Trust, their position with the Trust, address, length of service to the Trust, date of birth and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee within the same fund complex and other trusteeships/directorships held by the Trustees is set forth below.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND           OTHER
                             POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       COMPLEX      TRUSTEESHIPS HELD
          NAME,              WITH THE    TIME                  PAST 5 YEARS              OVERSEEN BY       BY TRUSTEES
     AGE AND ADDRESS           TRUST     SERVED 2                                          TRUSTEE
---------------------------  ----------- -----------  --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
---------------------------  ----------- -----------  --------------------------------- -------------- -------------------
John Y. Keffer 1             Chairman    1989-Present Member and Director, Forum        29             Chairman/
Born:  July 15, 1942         President                Financial Group, LLC (a mutual                   President,
Two Portland Square                                   fund services holding company)                   Monarch Funds
Portland, ME 04101                                    Director, various affiliates of
                                                      Forum Financial Group, LLC
                                                      including Forum Fund
                                                      Services, LLC (Trust's
                                                      underwriter)
                                                      Chairman/President, Core
                                                      Trust (Delaware)
                                                      Chairman/President of two
                                                      other investment companies
                                                      within the fund complex.
---------------------------  ----------- -----------  --------------------------------- -------------- -------------------

(1) John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.

(2) Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected or qualified.

---------------------------  ----------- ----------- --------------------------------- -------------- -------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND           OTHER
                             POSITION     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,              WITH THE     TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS           TRUST      SERVED                                           TRUSTEE
---------------------------  ----------- ----------- --------------------------------- -------------- --------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- -----------  ---------------------------------  -------------- -------------------
Costas Azariadis            Trustee     1989-Present Professor of Economics,            27             None
Born:  February 15, 1943                             University of California-Los
Department of Economics                              Angeles
University of California                             Visiting Professor of
Los Angeles, CA 90024                                Economics, Athens University of
                                                     Economics and Business 1998 -
                                                     1999
                                                     Trustee of one other investment
                                                     company within the fund complex
--------------------------- ----------- -----------  ---------------------------------  -------------- -------------------
James C. Cheng              Trustee     1989-Present President, Technology Marketing    27             None
Born:  July 26, 1942                                 Associates
27 Temple Street                                     (marketing company for small
Belmont, MA 02718                                    and medium sized businesses in
                                                     New England)
                                                     Trustee of one other investment
                                                     company within the fund complex
--------------------------- ----------- -----------  ---------------------------------  -------------- -------------------
J. Michael Parish           Trustee     1989-Present Partner, Wolfe, Block, Schorr      27             None
Born:  November 9, 1943                              and Solis-Cohen LLP (law firm)
40 West 57th Street                                  since 2002
New York, NY 10019                                   Partner, Thelen Reid & Priest
                                                     LLP (law firm) from 1995 - 2002
                                                     Trustee of one other invest ment
                                                     company within the fund com plex
--------------------------- -----------  -----------  --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- -----------  -----------  --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice                      Director of Business              N/A            N/A
Born:  July 15, 1954        President/As 2000-Present Development, Forum Financial
Two Portland Square         Secretary                 Group, LLC since 2001
Portland, ME 04101                                    Managing Director and Counsel,
                                                      Forum Financial  Group,  LLC
                                                      from   1993  to  2001   Vice
                                                      President   of   one   other
                                                      investment   company  within
                                                      the fund complex
--------------------------- -----------  -----------  --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice                      Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/As 2001-Present Shareholder Services, LLC
Two Portland Square         Secretary                (transfer agent)
Portland, Maine  04101                                Director, Forum Administrative
                                                      Services, LLC (mutual fund
                                                      administrator) since 2001
--------------------------- -----------  -----------  --------------------------------- -------------- -------------------

(2) Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected or qualified.

--------------------------- -----------  -----------  --------------------------------- -------------- -------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND           OTHER
                            POSITION     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE     TIME                   PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST       SERVED(2)                                          TRUSTEE
--------------------------- -----------  -----------  --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- -----------  -----------  --------------------------------- -------------- -------------------
Stacey A. Hong              Treasurer    2002-Present Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                                   Services, LLC since
Two Portland Square                                   Treasurer of two other
Portland, ME 04101                                    investment companies within the
                                                      fund complex
-------------------------- -----------  -----------  --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary    1998-Present Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                                LLC since 1998
Two Portland Square                                   Associate General Counsel,
Portland, ME 04101                                    Smith Barney Inc. (brokerage
                                                      firm) 1993 - 1998
                                                      Secretary of one other
                                                      investment company within the
                                                      fund complex

--------------------------- -----------  -----------  -------------------------------- -------------- -------------------

(2) Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected or qualified.


                                   TRUSTEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
              TRUSTEES                    THE FUND AS OF DECEMBER 31, 2001         FAMILY OF INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                               $10,001-$50,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

B.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

C.       INFORMATION CONCERNING TRUST COMMITTEES

1.       AUDIT COMMITTEE

The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. During the fiscal period ended March 31, 2002, the Audit Committee met once. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

2.       NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year March 31, 2002, the Nominating Committee did not meet.

3.       VALUATION COMMITTEE

The Trust's Valuation Committee consists of Messrs. Keffer and Cheng, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee meets when necessary and, during the fiscal period ended March 31, 2002, met three times.

D.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex that includes all series of the Trust and another investment company for which Forum Financial Group, LLC provides services for the fiscal year ended March 31, 2002.

                                                                                               TOTAL COMPENSATION
                                                                                              FROM TRUST AND FUND
                       COMPENSATION FROM THE                                                        COMPLEX
       TRUSTEE                 FUNDS                 BENEFITS              RETIREMENT
John Y. Keffer                   $0.00                 0.00                   0.00                     $0.00
....................... ....................... ...................... ...................... .......................
Costas Azariadis              $ 874.00                 0.00                   0.00                  $9000.00
....................... ....................... ...................... ...................... .......................
James C. Cheng                $ 874.00                 0.00                   0.00                  $9000.00
....................... ....................... ...................... ...................... .......................
J. Michael Parish             $ 874.00                 0.00                   0.00                  $9000.00

C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

2.       OWNERSHIP OF ADVISER

Prior to May 13, 2002, Forum Investment Advisors, LLC ("FIA") served as each Fund's investment adviser pursuant to an investment advisory agreement between the Trust and FIA. FIA is a privately owned company controlled by John Y. Keffer, who is Chairman of the Board of the Trust. On May 13, 2002, FIA's investment advisory responsibilities were assigned to Bainbridge Capital Management, LLC ("Bainbridge") (formerly "Grosvenor Capital Management, LLC"), a wholly owned subsidiary of FIA. Both Bainbridge and FIA are located at Two Portland Square, Portland, Maine 04101.

On August 1, 2002, FIA sold 80% of its interest in Bainbridge. This change in control of each Fund's adviser was approved by a shareholder vote on July 23, 2002. There was no change in the advisory fee or in advisory personnel servicing each Fund as a result of either the assignment of investment advisory responsibilities to Bainbridge or the subsequent sale of 80% of Bainbridge.

3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average daily net assets. The fee is accrued daily by each Fund and is paid monthly based on average daily net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on a Fund's commencement of operations).

4.       OTHER PROVISIONS OF ADVISORY AGREEMENT

The Agreement remains in effect for a period of one year from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Trust regarding a Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. Generally, the Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment or in any event whatsoever except for breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

5.       ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Adviser's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds.

The Board also considered the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Advisory Agreement, with respect to the Fund, was in the best interests of the Fund and its shareholders.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Prior to August 1, 1999, Forum Financial Services, Inc. ("FFSI") was the distributor of each Fund pursuant to similar terms and compensation.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of each Fund. FFS continually distributes shares of each Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of each Fund.

FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of each Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of each Fund are sold with a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to each Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. Prior to August 1, 1999, and pursuant to Distribution Agreement, FFSI received, and reallowed to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares.

Table 2 in Appendix B shows the aggregate sales charges paid to FFS or FFSI, the amount of sales charge reallowed by FFS or FFSI, and the amount of sales charge retained by FFS or FFSI. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

2.       OTHER PROVISIONS OF DISTRIBUTION AGREEMENT

The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in a Fund's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.

E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS received a fee from a Fund at an annual rate of 0.20% of the average daily net assets of each Fund. Effective June 1, 2002, FadS will receive an administrative fee from each Fund at an annual rate of 0.10% of the average daily net assets of each Fund. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing each Fund's financial statements and tax returns.

For its services, FAcS received a fee from each Fund at an annual rate of $36,000, certain surcharges based upon the number and type of a Fund's portfolio transactions and positions, and out-of-pocket expenses. Effective June 1, 2002, FAcS will receive an annual fee of $36,000 per Fund, 0.05% of a Fund's average daily net assets on the first $20 million in net assets, 0.03% on the next $30 million, 0.20% on the next $50 million , and 0.01% on net assets exceeding $100 million. FAcS will also receive reimbursement of certain out-of-pocket expenses from each Fund. The fee is accrued daily by each Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or inaction in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and each Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by each Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS received with respect to each Fund 0.25% of the average daily net assets of the Fund, an annual fee of $12,000,certain shareholder account fees, plus out-of-pocket expenses. Effective June 1, 2002, FSS will receive an annual fee of $18,000, certain shareholder account fees, plus certain out-of pocket expenses from each Fund.

The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agent Agreement is terminable without penalty by the Trust or by FSS with respect to a Fund on 60 days' written notice.

Under the Transfer Agent Agreement, FSS is not liable for any act or inaction in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer AgencyAgreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.
Table 5 in Appendix B shows the dollar amount of the fees payable by each Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years.

4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for each Fund. The auditors audit the annual financial statements of each Fund and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of each Fund and each Funds tax returns.

6.  PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are debt securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case debt and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by each Fund. The data presented are for the past three fiscal years. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund, if any.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than a Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser may execute a transaction with a broker and pay a slightly higher commission than another broker may charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. During the last three fiscal years, no Fund has paid brokerage commissions to any affiliated person of the Fund, the Adviser, FFS or any affiliated person of those persons.

5.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for each Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund's holdings of those securities as of the Fund's most recent fiscal year.

7.  PURCHASE AND REDEMPTION INFORMATION
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A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the sate in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share plus the applicable sales charge.

Set forth below is an example of the method of computing the offering price of a Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of the Fund on March 31, 2002.

                                                          INVESTORS                           TAXSAVER
                                                          BOND FUND                           BOND FUND

Net Asset Value per Share                                   $9.91                              $10.42
.............................................. ................................... ..................................

Sales Charge, 3.75% of offering price                       $0.39                               $0.41
(3.90% of net asset value per share)
.............................................. ................................... ..................................

Offering to Public                                          $10.30                             $10.83

                                                        MAINE TAXSAVER            NEW HAMPSHIRE TAXSAVER BOND FUND
                                                          BOND FUND

Net Asset Value per Share                                   $10.97                             $10.65
.............................................. ................................... ..................................

Sales Charge, 3.00% of offering price                       $0.34                               $0.33
(3.09% of net asset value per share)
.............................................. ................................... ..................................

Offering to Public                                          $11.31                             $10.98

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, a Fund may confirm  purchases  and  redemptions  to the financial  institution,  which will
provide  you  with  confirmations  and  periodic  statements.   A  Fund  is  not
responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

F.       SALES CHARGES

1.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on Fund purchases under rights of accumulation or a letter of intent. If you qualify for rights of accumulation ("ROA"), the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into a written Letter of Intent ("LOI"), which expresses your intent to invest $100,000 or more in a Fund within a period of 13 months. Each purchase under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the Fund as if such purchases were executed in a single transaction.

2.       ELIMINATION OF SALES CHARGES

No sales charge is assessed on the reinvestment of Fund distributions. No sales charge is assessed on purchases made for investment purposes or on redemptions by:

o A qualified retirement plan under Section 401(a) of the IRC or a plan opertating consistent with Section 403(b) of the IRC
o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
o Any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment
o Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

8.  TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end of each Fund is March 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year and at least 90% of its net tax-exempt interest income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Each Fund generally intends to operate in a manner such that it will not be liable for federal income tax.

2.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. It is expected that only a small portion, if any, of a Fund's distributions will qualify for the dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in a Fund's financial statements. Any such losses may not be carried back.

TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund each anticipates distributing substantially all of its net tax-exempt interest income for each tax year. These distributions generally are not taxable to you. If you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by a Fund, you may have to pay federal income tax on your pro rata share of the net income generated from these securities. Distributions of interest income on certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations. Distributions of net income from tax-exempt obligations are included in the "adjusted current earnings" of corporations for alternative minimum tax purposes.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares the net asset value of which at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to you during the year.

Interest on indebtedness incurred to purchase or carry shares of a Fund paying exempt-interest dividends generally will not be deductible for federal income tax purposes.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS TRANSACTIONS

For federal income tax purposes, when equity or over-the-counter put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When such put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts, which are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, of the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of Section 1256 contracts.

Under current federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

If a Fund invests in the securities of foreign issuers, the Fund's income may be subject to foreign withholding taxes.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so-called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares and is disallowed to the extent of the amount of distributions of tax-exempt interest income received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.       BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, and capital gain distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

9.  OTHER MATTERS
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A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
BrownIA Growth Equity Fund                      Investors Bond Fund
BrownIA Intermediate Bond Fund                  Maine TaxSaver Bond Fund
BrownIA Maryland Bond Fund                      Mastrapasqua Growth Value Fund
BrownIA Small-Cap Growth Fund                   New Hampshire TaxSaver Bond Fund
Daily Assets Cash Fund(1)                       Payson Balanced Fund
Daily Assets Government Fund(1)                 Payson Value Fund
Daily Assets Government Obligations Fund(1)     Polaris Global Value Fund
Daily Assets Treasury Obligations Fund(2)       Shaker Fund(3)
DF Dent Premier Growth Fund                     TaxSaver Bond Fund
Equity Index Fund                               The Advocacy Fund
Fountainhead Kaleidoscope Fund                  Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.
(2) The Trust offers shares of beneficial interest in an institutional and institutional service share class of this series.
(3) The Trust offers shares of beneficial interest in an A, B, C and intermediary class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Board will consider approving amendments to the code of ethics for Trust, the Adviser and the principal underwriter at its next regularly scheduled meeting.

The Fund reserves the right to invest in one or more other investment companies in a Core and Gateway(R) structure.

The Trust and each Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of a Fund, you may contact FSS.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A shareholder or shareholders representing 33 1/3% or more the outstanding shares entitled to vote may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.       FUND OWNERSHIP

As of July 2, 2002, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 2, 2002, the following persons beneficially owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION
                                                         PERCENTAGE OF
FUND                       SHAREHOLDER                    SHARES OWNED
........................... ....................... .........................
Investors Bond Fund        SEI Trust Company          31.97
........................... ....................... .........................
TaxSaver Bond Fund         SEI Trust Company          27.79
........................... ....................... .........................

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operations of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each bond, note or contract, or other undertaking entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series if held to be personally liable solely by reason of being or having been a shareholder of a series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of each of Investors Bond Fund, TaxSaver Fund, Maine TaxSaver Bond Fund, and New Hampshire TaxSaver Bond Fund for the year ended March 31, 2002, which are included in the Annual Report to Shareholders of each Fund, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       FITCH RATINGS

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH RATINGS

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to each Fund.

                                                   ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
INVESTORS BOND FUND                                                           WAIVED                 RETAINED
     Year Ended March 31, 2002                       $54,225                 $36,618                 $17,607
     Year Ended March 31, 2001                       $111,176                $39,569                 $71,607
     Year Ended March 31, 2000                       $244,646                $18,811                 $225,835


                                                   ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
TAXSAVER BOND FUND                                                            WAIVED                 RETAINED
     Year Ended March 31, 2002                        83,772                ($12,984)                $70,878
     Year Ended March 31, 2001                       $98,499                 $35,594                 $62,905
     Year Ended March 31, 2000                       $130,990                $55,793                 $75,197


                                                   ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
MAINE TAXSAVER BOND FUND                                                      WAIVED                 RETAINED
     Year Ended March 31, 2002                       146,144                 ($6,078)                $140,066
     Year Ended March 31, 2001                       $127,243                $64,557                 $62,686
     Year Ended March 31, 2000                       $129,914                $46,346                 $83,568


                                                   ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
NEW HAMPSHIRE TAXSAVER BOND FUND                                              WAIVED                 RETAINED
     Year Ended March 31, 2002                        49,538                ($49,538)                 $0.00
     Period Ended March 31, 2001                     $47,157                 $47,148                    $9
     Period  Ended March 31, 2000                    $58,328                 $39,223                 $19,105

TABLE 2 - SALES CHARGES

                                                  AGGREGATE SALES             AMOUNT                  AMOUNT
INVESTORS BOND FUND                                   CHARGE                 RETAINED               REALLOWED
     Year Ended March 31, 2002                        $35,721                 $5,932                 $29,789
     Year Ended March 31, 2001                        $3,672                  $510                   $3,162
     Year Ended March 31, 2000                        $0                      $0                      $0


                                                  AGGREGATE SALES             AMOUNT                  AMOUNT
TAXSAVER BOND FUND                                   CHARGE                  RETAINED               REALLOWED
     Year Ended March 31, 2002                       $93                       $12                     $81
     Year Ended March 31, 2001                       $0                        $0                      $0
     Year Ended March 31,2000                        $1,108                    $145                    $963


                                                  AGGREGATE SALES            AMOUNT                  AMOUNT
MAINE TAXSAVER BOND FUND                             CHARGE                 RETAINED                REALLOWED
         Year Ended March 31, 2002                   $146,419                $23,215                 $123,204
         Year Ended March 31, 2001                   $74,460                 $14,255                 $65,205
         Year Ended March 31, 2000                   $166,058                $18,335                 $147,723


                                                  AGGREGATE SALES            AMOUNT                  AMOUNT
NEW HAMPSHIRE TAXSAVER BOND FUND                     CHARGE                 RETAINED                REALLOWED
     Year Ended March 31, 2002                       $30,062                  $5,254                 $24,808
     Year Ended March 31, 2001                       $25,771                  $4,996                 $20,775
     Year Ended March 31, 2000                       $44,217                  $9,085                 $35,132


                                      B-2


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to each Fund,  the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.
                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
INVESTORS BOND FUND                                   PAYABLE                  WAIVED                 RETAINED
     Year Ended March 31, 2002                        $27,112                 $13,556                 $13,556
     Year Ended March 31, 2001                        $55,588                 $27,794                 $27,794
     Year Ended March 31, 2000                       $122,323                 $92,121                 $30,202


                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
TAXSAVER BOND FUND                                    PAYABLE                  WAIVED                 RETAINED
     Year Ended March 31, 2002                        $41,686                 $12,843                 $28,843
     Year Ended March 31, 2001                        $49,249                 $24,625                 $24,624
     Year Ended March 31, 2000                        $65,495                 $52,812                 $12,683


                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
MAINE TAXSAVER BOND FUND                              PAYABLE                  WAIVED                 RETAINED
     Year Ended March 31, 2002                        $73,072                 $36,536                 $36,536
     Year Ended March 31, 2001                        $63,622                 $31,811                 $31,811
     Year Ended March 31, 2000                        $64,957                 $48,336                 $16,621


                                                 ADMINISTRATION FEE      ADMINISTRATION FEE      ADMINISTRATION FEE
NEW HAMPSHIRE TAXSAVER BOND FUND                      PAYABLE                  WAIVED                 RETAINED
     Year Ended March 31, 2002                        $24,769                 $24,156                   $613
     Year Ended March 31, 2001                        $23,578                 $22,606                   $972
     Year Ended March 31, 2000                        $29,164                 $29,164                    $0


                                      B-3


TABLE 4 - ACCOUNTING FEES

The following able shows the dollar amount of fees payable to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS.

                                                 ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
INVESTORS BOND FUND                                   PAYABLE                 WAIVED                  RETAINED
     Year Ended March 31, 2002                        $40,900                    $0                   $40,900
     Year Ended March 31, 2001                        $40,900                    $0                   $40,900
     Year Ended March 31, 2000                        $38,200                    $0                   $38,200


                                               ACCOUNTING FEE PAYABLE     ACCOUNTING FEE          ACCOUNTING FEE
TAXSAVER BOND FUND                                    PAYABLE                 WAIVED                  RETAINED
     Year Ended March 31, 2002                        $39,900                    $0                   $39,900
     Year Ended March 31, 2001                        $39,900                    $0                   $39,900
     Year Ended March 31, 2000                        $38,200                    $0                   $38,200


                                               ACCOUNTING FEE PAYABLE     ACCOUNTING FEE          ACCOUNTING FEE
MAINE TAXSAVER BOND FUND                              PAYABLE                 WAIVED                  RETAINED
     Year Ended March 31, 2002                        $49,900                    $0                   $49,900
     Year Ended March 31, 2001                        $50,900                    $0                   $50,900
     Year Ended March 31, 2000                        $50,200                 $36,000                 $14,200


                                               ACCOUNTING FEE             ACCOUNTING FEE          ACCOUNTING FEE
NEW HAMPSHIRE TAXSAVER BOND FUND                       PAYABLE                WAIVED                  PAYABLE
     Year Ended March 31, 2002                        $38,900                    $0                   $38,900
     Year Ended March 31, 2001                        $38,900                    $0                   $38,900
     Year Ended March 31, 2000                        $38,200                 $27,000                 $11,200


                                      B-4


TABLE 5 - TRANSFER AGENCY FEES

The following table shows the dollar amount of shareholder service fees payable to FSS with respect to Shares of each Fund.

                                              TRANSFER AGENCY FEE      TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
INVESTORS BOND FUND                                 PAYABLE                  WAIVED                  RETAINED
     Year Ended March 31, 2002                      $48,061                  $33,718                 $15,216
     Year  Ended March 31, 2001                     $83,033                  $43,703                 $39,330
     Year Ended March 31, 2000                      $166,468                $101,651                 $64,817


                                              TRANSFER AGENCY FEE      TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
TAXSAVER BOND FUND                                  PAYABLE                  WAIVED                  RETAINED
     Year Ended March 31, 2002                      $65,227                  $52,108                 $13,119
     Year Ended March 31, 2001                      $74,728                  $48,983                 $25,745
     Year Ended March 31, 2000                      $94,872                  $65,100                 $29,772


                                              TRANSFER AGENCY FEE      TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
MAINE TAXSAVER BOND FUND                            PAYABLE                  WAIVED                  RETAINED
    Year Ended March 31, 2002                       $121,981                 $91,104                 $30,877
    Year Ended March 31, 2001                       $106,640                 $73,289                 $33,351
    Year  Ended March 31, 2000                      $107,465                 $99,977                  $7,488


                                              TRANSFER AGENCY FEE      TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
NEW HAMPSHIRE TAXSAVER BOND FUND                    PAYABLE                  WAIVED                  RETAINED
   Year Ended March 31, 2002                        $47,611                  $30,957                 $16,654
   Year Ended March 31, 2001                        $45,792                  $29,376                 $16,416
   Year Ended March 31, 2000                        $52,613                  $48,271                  $4,342

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by each Fund.


                                                                                   MAINE TAXSAVER     NEW HAMPSHIRE
                                               INVESTORS         TAXSAVER BOND       BOND FUND        TAXSAVER BOND
YEAR ENDED                                     BOND FUND             FUND                                 FUND
March 31, 2002                                  $5000                 $0                 $0                $0
March 31, 2001                                    $0                  $0                 $0                $0
March 31, 2000                                    $0                  $0                 $0                $0


TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of a Fund's holdings of those securities as of the Fund's most recent fiscal year.

                                                                                   MAINE TAXSAVER     NEW HAMPSHIRE
                                               INVESTORS         TAXSAVER BOND       BOND FUND        TAXSAVER BOND
        REGULAR BROKER OR DEALER               BOND FUND             FUND                                 FUND
Merrill Lynch, Pierce, Fenner & Smith, Inc     $1,998,000
Stephens Inc.                                  $2,240,000
Commerce Capital Markets, Inc.                                    $3,439,000
Commerce Capital Markets, Inc.                                                      $1,055,000
Commerce Capital Markets, Inc.                                                                         $2,216,000
Merrill Lynch, Pierce, Fenner & Smith, Inc                                                                $15,000



TABLE 8 - 5% SHAREHOLDERS

The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of a Fund, as of July 2, 2002.


INVESTORS BOND FUND
                                SEI Trust Company                           493,940.554         31.97
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                SEI Trust Company                           185,675.415         12.02
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                Eaton National Bank                         142,857.244          9.25
                                110 W Main Street
                                P.O. Box 309
                                Eaton, OH 45320

                                National Financial Services Corp            117,927.830          7.63
                                P.O. Box 3908
                                Church Street Station
                                New York, NY 10008

                                Gertrude Weiss                              113,099.708          7.32
                                5045 North Main St. Suite 250
                                Dayton, OH   45415

                                Ohio Heritage Bank                           92,068.352          5.96
                                200 Main Street
                                Coshocton, OH  43812
................................ ....................................... ..................... ...........
TAXSAVER BOND FUND
                                SEI Trust Company                           497,495.877         27.79
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                Lawrence L Zusman                           245,437.170         13.71
                                6439 Woodacre Ct.
                                Englewood, OH 45322

                                Leonore Zusman                              222,365.174         12.42
                                6439 Woodacre Ct.
                                Englewood, OH 45322

                                Mitchell Singer                             163,726.566          9.15
                                5045 N. Main StreetSuite 250
                                Dayton, OH 45414

                                Jack R. Scholl                              121,044.719          6.76
                                15 Thornridge Road
                                Pittsburgh, PA 15202

                                National Financial Services Corp            117,257.544          6.55
                                P.O.Box 3908
                                New York, NY 10008

                                SEI Trust Company                            91,054.715          5.09
                                One Freedom Valley Drive
                                Oaks, PA 19456


                                      B-7


                                                                                                % OF
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES           FUND

NEW HAMPSHIRE TAXSAVER BOND
FUND
                                National Financial Services Corp            122,594.257         14.59
                                P.O.Box 3908
                                New York, NY 10008
                                Doris E. Leroux                              58,002.822         6.690
                                30 Winter St.
                                Peterborough, NH

Tables 1 through 3 show performance of the Funds as of the period ending December 31, 2001.

INVESTORS BOND FUND

TABLE 1 - TOTAL RETURNS
      ONE YEAR             FIVE YEARS            TEN YEARS
        4.40%                 5.69%                6.60%

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
      ONE YEAR             FIVE YEARS            TEN YEARS
        1.82%                 2.85%                3.59%

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
      ONE YEAR             FIVE YEARS            TEN YEARS
        2.66%                 3.10%                3.76%


TAXSAVER BOND FUND

TABLE 1 - TOTAL RETURNS
      ONE YEAR             FIVE YEARS            TEN YEARS
        1.53%                  4.00%               5.54%

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
      ONE YEAR             FIVE YEARS            TEN YEARS
        1.52%                  3.91%               5.34%

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
      ONE YEAR             FIVE YEARS            TEN YEARS
        2.52%                  4.09%               5.38%


MAINE TAXSAVER BOND FUND

TABLE 1 - TOTAL RETURNS
      ONE YEAR             FIVE YEARS            TEN YEARS
        0.96%                  4.32%               5.47%

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
      ONE YEAR             FIVE YEARS            TEN YEARS
        0.96%                  4.28%               5.44%

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
      ONE YEAR             FIVE YEARS            TEN YEARS
        2.07%                  4.32%               5.36%

NEW HAMPSHIRE TAXSAVER BOND FUND

TABLE 1 - TOTAL RETURNS
      ONE YEAR             FIVE YEARS            TEN YEARS
        1.07%                  4.34%               5.11%

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
      ONE YEAR             FIVE YEARS            TEN YEARS
        1.06%                  4.30%               5.10%

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
      ONE YEAR             FIVE YEARS            TEN YEARS
        2.13%                  4.32%               5.03%


The average annual total return of each Fund, without sales charges, for the period ended March 31, 2002, was as follows.


                          ONE        THREE        CALENDAR        ONE        THREE      FIVE       TEN        SINCE INCEPTION
                        MONTH        MONTHS     YEAR TO DATE      YEAR       YEARS      YEARS      YEARS       (ANNUALIZED)
INVESTORS
BOND FUND              $(1.93)       $1.05         $1.05         $4.32      $5.69      $6.47       $7.19          $7.94

TAXSAVER
BOND FUND              $(1.43)       $0.71         $0.71         $4.05      $3.94      $4.89       $5.95          $6.38

MAINE TAXSAVER
BOND FUND              $(1.40)       $0.62         $0.62         $3.06      $4.00      $5.02       $5.89          $5.88

NEW HAMPSHIRE
TAXSAVER BOND FUND     $(1.34)       $0.67         $0.67         $3.11      $3.79      $5.15        N/A           $5.39


TABLE 2 - TOTAL RETURNS (WITH SALES CHARGES)

The average annual total return of each Fund, with sales charges, for the period ended March 31, 2001, was as follows.


                   ONE       THREE       FIVE         TEN      SINCE INCEPTION
                   YEAR      YEARS      YEARS        YEARS       (ANNUALIZED)
INVESTORS
BOND FUND         $0.41      $4.35       $5.66       $6.78          $7.61

TAXSAVER
BOND FUND         $0.15      $2.62       $4.09       $5.55          $6.06

MAINE
TAXSAVER         $(0.03)     $2.95       $4.38       $4.38          $5.56
BOND FUND

NEW
HAMPSHIRE         $0.02      $2.74       $4.51        N/A           $5.05
TAXSAVER
BOND FUND


For the thirty-day period ended March 31, 2001, the 30-day yields of each Fund were as follows:

                                                                 3-DAY SEC TAX
                                        30-DAY SEC YIELD        EQUIVALENT YIELD
INVESTORS BOND FUND                         4.58                      N/A
TAXSAVER BOND FUND                          3.79,                     6.17
MAINE TAXSAVER BOND FUND                    3.19,                     5.68
NEW HAMPSHIRE TAXSAVER BOND FUND            Yield                     5.48

FORUM                                   STATEMENT OF ADDITIONAL INFORMATION
FUNDS                                   ----------------------------------------

                                        August 1, 2002




INVESTMENT ADVISER:                     PAYSON VALUE FUND

H.M. Payson & Co.                       PAYSON BALANCED FUND
P.O. Box 31
One Portland Square
Portland, Maine 04112

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:
Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(207) 879-0001
(800) 805-8258













This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2002, as may be amended from time to time, offering shares of Payson Value Fund and Payson Balanced Fund (the "Funds"), two separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services at the address or telephone number listed above.

Financial Statements for each Fund for the year ended March 31, 2002, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


GLOSSARY.......................................................................1


1.  INVESTMENT POLICIES AND RISKS..............................................2


2.  INVESTMENT LIMITATIONS....................................................13


3.  PERFORMANCE DATA AND ADVERTISING..........................................16


4.  MANAGEMENT................................................................21


5.  PORTFOLIO TRANSACTIONS....................................................28


6.  PURCHASE AND REDEMPTION INFORMATION.......................................31


7.  TAXATION..................................................................34


8.  OTHER MATTERS.............................................................38


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................A-1


APPENDIX B - MISCELLANEOUS TABLES............................................B-1


APPENDIX C - PERFORMANCE DATA................................................C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

"Adviser" means H.M. Payson & Co.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of each Fund's assets.

"FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

"FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

"Fitch" means Fitch Ratings.

"FFS" means Forum Fund Services, LLC, the distributor of each Fund's shares.

"FFSI" means Forum Financial Services, LLC, the distributor of each Fund's shares prior to August 1, 1999.

"FSS" means Forum Shareholder Services, LLC, the transfer agent of each Fund.

"Fund" means each of Payson Value Fund or the Payson Balanced Fund.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a division of the McGraw Hill Companies.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1.  Investment Policies and Risks
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A.       SECURITY RATINGS INFORMATION

Payson Balanced Fund's investments in debt securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in debt securities that are considered to be investment grade. Investment grade means rated in the top four long-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the case of S&P. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       EQUITY SECURITIES

1.       GENERAL

COMMON AND PREFERRED STOCK. Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.
Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

DEPOSITARY RECEIPTS. Each Fund may invest in depository receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. The Funds may invest up to 20% of their assets in ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

2.       RISKS

COMMON AND PREFERRED STOCK. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

DEPOSITARY RECEIPTS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.       DEBT SECURITIES

1.       GENERAL

Payson  Balanced Fund may invest in debt  securities  including  corporate  debt
obligations,   U.S.  Government  Securities,   mortgage-related  securities  and
variable and floating rate securities.

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the adviser to be of comparable quality.

FINANCIAL INSTITUTION OBLIGATIONS. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. The Fund may invest in negotiable certificates of deposit and bankers' acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the
Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities that are U.S. Government Securities or are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the Adviser to be of comparable quality. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The full faith and credit of the U.S. Government back the principal and interest on GNMA pass-through securities.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. The full faith and credit of the U.S. Government do not back mortgage-related securities from FNMA and FHLMC.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

VARIABLE AND FLOATING RATE SECURITIES. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.       RISKS

GENERAL. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

D.       OPTIONS AND FUTURES

1.       GENERAL

Each Fund may seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (selling) covered options on securities in which it invests and on any securities index based in whole or in part on securities in which the Fund may invest. Payson Value Fund may also buy and sell stock index futures and Payson Balanced Fund may buy and sell stock index futures. Both Funds may purchase and sell futures contracts on Treasury bills, Treasury bonds and other financial instruments and may write covered call options and purchase and sell out and call options on those futures contracts. The Funds may only invest in options traded on an exchange or in an over-the-counter market.

2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.       LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

A Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, a Fund will not buy futures contracts or write put options whose underlying value exceeds 10% of the Fund's total assets. A Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options, if immediately thereafter, more than 5% of the Fund's total assets would be invested in these options or committed to margin on futures contracts.

Each Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase such futures or options contracts only: (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.

4.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

E.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

F.       LEVERAGE TRANSACTIONS

1.       GENERAL

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING. As a fundamental policy, each Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. A purchase of securities on a "when-issued" or "forward commitment basis" will not be made if, as a result, more than 15% of a Fund's total assets would be committed to such transactions.

2.       RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

G.       FOREIGN SECURITIES

Each Fund may invest up to 20% of their total assets in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.       CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway(R) structure. A Fund operating under a Core and Gateway(R) structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway(R) structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway(R) structure without notice to the shareholders.

I.       TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers' acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Under normal circumstances, Payson Balanced Fund may also invest in money market instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the adviser to be of comparable quality.

2.  INVESTMENT LIMITATIONS
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For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

Each  Fund  has  adopted  the  following  investment   limitations,   which  are
fundamental policies of the Fund. Neither Fund may:

1.       BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).


2.       CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.       DIVERSIFICATION

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.


4.       UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.


5.       MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

9.       OIL, GAS & MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

B.       NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Neither Fund may:

1.       PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.       INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest up to 10% of its total assets in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

3.       MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

4.       BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

5.       ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

6.       REAL PROPERTY

Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies, which invest in real estate.)

7.       WARRANTS

Invest in warrants if: (1) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

3.  PERFORMANCE DATA AND ADVERTISING
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A.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australia and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

A Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for the Funds.

1.       TOTAL RETURN CALCULATIONS

The Fund's total return shows its overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures are based on amounts invested in a fund net of sales charges that may be paid by an investor..

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, the Fund: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return before taxes on distributions and/or the sale of Fund shares is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P      =    a hypothetical initial payment of $1,000
                  T      =    average annual total return
                  N      =    number of years
                  ERV         = ending  redeemable  value:  ERV is the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical  $1,000 payment made at the beginning
                              of the applicable period


Average annual total return, after taxes on distributions, but before taxes on the sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:
                  P = hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = period covered by the computation, expressed in years. ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                              5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:
                  P      =    hypothetical initial payment of $1,000;
                  T = average annual total return (after taxes on  distributions
                  and  sale  of  Fund  shares);   n  =  period  covered  by  the
                  computation,  expressed in years.  ATV[DR]=  ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                              5- or 10-year (or other) periods at the end of the
                              applicable period (or fractional  portion),  after
                              taxes  on  fund  distributions  and  sale  of Fund
                              shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. A Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

A Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

         OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. The Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time. Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return, without considering taxes on distributions or on sales of Fund shares, is calculated according to the following formula:

      PT = (ERV/P-1)

      Where:
               PT       =        period total return
      The other definitions are the same as in average annual total return above

1.       SEC YIELD

Standardized SEC yields for a Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period. This figure is then divided by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses are generally excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that does take into account payment of sales charges. The Funds charge no sales charges.

Yield is calculated according to the following formula:


                    a - b      6
         Yield = 2[(------ + 1)  - 1]
                      cd

         Where:
                  a =  dividends  and  interest  earned  during  the  period b =
                  expenses  accrued for the period (net of  reimbursements)  c =
                  the  average  daily  number of shares  outstanding  during the period that were
                          entitled to receive dividends
                  d   =   the maximum offering price per share on the last day of the period

C.       OTHER MATTERS

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals.

In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

PERIOD            SYSTEMATIC INVESTMENT                   SHARE PRICE                      SHARES PURCHASED
............. ................................. .................................. ...................................
     1                      $100                              $10                               10.00
     2                      $100                              $12                                8.33
     3                      $100                              $15                                6.67
     4                      $100                              $20                                5.00
     5                      $100                              $18                                5.56
     6                      $100                              $16                                6.25
............. ................................. .................................. ...................................
             Total Invested $600               Average Price $15.17               Total Shares  41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices

4.  MANAGEMENT
--------------------------------------------------------------------------------

A.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Funds' affairs and for exercising the Funds' powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, length of time serving the Trust, address, date of birth and principal occupations during the past five years are set forth below. For the Trustees, information concerning the number of portfolios overseen by the Trustee and other Trusteeships held by the Trustee has also been included. Interested and disinterested Trustees have been segregated.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE      TIME                PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                        TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer 1            Chairman    1989-       Member and Director, Forum        29             Chairman/
Born:  July 15, 1942        President   Present     Financial Group, LLC (a mutual                   President,
Two Portland Square                                 fund services holding company)                   Monarch Funds
Portland, ME 04101                                  Director, various affiliates of
                                                    Forum Financial  Group,  LLC
                                                    including     Forum     Fund
                                                    Services,    LLC    (Trust's
                                                    underwriter)
                                                    Chairman/President,     Core
                                                    Trust             (Delaware)
                                                    Chairman/President   of  two
                                                    other  investment  companies
                                                    within the fund complex.
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.
2 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE      TIME                PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                        TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-       Professor of Economics,           27             None
Born:  February 15, 1943                Present     University of California-Los
Department of Economics                             Angeles
University of California                            Visiting Professor of
Los Angeles, CA 90024                               Economics, Athens University of
                                                    Economics  and Business 1998
                                                    - 1999  Trustee of one other
                                                    investment   company  within
                                                    the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-       President, Technology Marketing   27             None
Born:  July 26, 1942                    Present     Associates
27 Temple Street                                    (marketing company for small
Belmont, MA 02718                                   and medium sized businesses in
                                                    New England)
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-       Partner, Wolfe, Block, Schorr     27             None
Born:  November 9, 1943                 Present     and Solis-Cohen LLP (law firm)
40 West 57th Street                                 since 2002
New York, NY 10019                                  Partner, Thelen Reid & Priest
                                                    LLP (law  firm)  from 1995 -
                                                    2002  Trustee  of one  other
                                                    investment   company  within
                                                    the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice        2000-       Director of Business              N/A            N/A
Born:  July 15, 1954        President/  Present     Development, Forum Financial
Two Portland Square         Assistant               Group, LLC since 2001
Portland, ME 04101          Secretary               Managing Director and Counsel,
                                                    Forum Financial  Group,  LLC
                                                    from   1993  to  2001   Vice
                                                    President   of   one   other
                                                    investment   company  within
                                                    the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice        2001-       Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/  Present     Shareholder Services, LLC
Two Portland Square         Assistant               (transfer agent)
Portland, Maine  04101      Secretary               Director, Forum Administrative
                                                    Services, LLC (mutual fund
                                                    administrator) since 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

2 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED1                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey A. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC since
Two Portland Square                                 Treasurer of two other
Portland, ME 04101                                  investment companies within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square                                 Associate General Counsel,
Portland, ME 04101                                  Smith Barney Inc. (brokerage
                                                    firm) 1993 - 1998
                                                    Secretary of one other
                                                    investment company within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

               TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
              TRUSTEES                THE FUND AS OF DECEMBER 31, 2001                    FAMILY OF INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                              $10,001-$50,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

B.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex that includes all series of the Trust and another investment company for which Forum Financial Group, LLC provides services for the fiscal year ended March 31, 2002.

                                                                                                        TOTAL
                                                                                                    COMPENSATION
                               COMPENSATION                                                        FROM TRUST AND
TRUSTEE                         FROM FUNDS               BENEFITS             RETIREMENT            FUND COMPLEX
.......................... ...................... ...................... ...................... ......................
John Y. Keffer                      $0                   $0                     $0                     $0
.......................... ...................... ...................... ...................... ......................
Costas Azariadis                   $369                  $0                     $0                     $9,000
.......................... ...................... ...................... ...................... ......................
James C. Cheng                     $369                  $0                     $0                     $9,000
.......................... ...................... ...................... ...................... ......................
J. Michael Parish                  $369                  $0                     $0                     $9,000

C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

2.       OWNERSHIP OF ADVISER

The Adviser is a privately-owned company incorporated under the laws of the State of Maine in 1987.

3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average daily net assets. The fee is accrued daily by the Funds and is paid monthly based on average daily net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data are for the past three fiscal years.

4.       OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on not more than 60 days' (but not less than 30 days') written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.


ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to each Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to each Fund, including information provided by the Adviser regarding its personnel servicing each Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics violations or regulatory problems since the last Advisory Approval. The Board did observe that the Adviser had one compliance violation in the last quarter that resulted in a de minimis loss to the Payson Balanced Fund. The violation was quickly corrected and the loss reimbursed by the Adviser.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds. The Board was informed that while the Payson Value Fund was in the bottom quartile of its Lipper Inc. comparison group for the 6 month and 5 year periods, the Payson Balanced Fund was in the top quartile of its Lipper Inc. comparison group for the 3 month, 6 month, 1 year, and 3 year periods.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund and the Adviser's trading policies and average commissions per trade charged to each Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Funds.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.
FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. FFS continually distributes shares of the Funds on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Funds are sold with a sales charge. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of the institution through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Funds no longer impose a sales charge on the purchase of Fund shares. Prior to May 13, 2002, FFS received, and reallowed to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. Prior to August 1, 1999, and pursuant to a Distribution Agreement, FFSI received, and reallowed to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares.

Table 2 in Appendix B shows the aggregate sales charges paid to FFS or FFSI, the amount of sales charge reallowed by FFSor FFSI, and the amount of sales charge retained by FFS or FFSI. The data are for the past three fiscal years (or shorter depending on a Fund's commencement of operations).

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in a Fund's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.

E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Admin Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month.

The Admin Agreement must be approved at least annually by the Board or majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. FAdS's agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice.

Under the Admin Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Admin Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Funds to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing the Funds' financial statements and tax returns.

For its services, FAcS receives a fee from each Fund at an annual rate of $36,000 and certain surcharges based upon the number and type of a Fund's portfolio transactions and positions. The fee is accrued daily by the Funds and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Funds.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Funds to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives from each Fund 0.25% of the average daily net assets of the Fund, an annual fee of $12,000 plus $25 per shareholder account.

The Transfer Agent Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agent Agreement is terminable without penalty by the Trust or by FSS with respect to a Fund on 60 days' written notice.

Under the Transfer Agent Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agent Agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 5 in Appendix B shows the dollar amount of the fees payable by the Funds to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years.

4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for each Fund. The auditors audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of the Funds and the Funds' tax returns.

5.  PORTFOLIO TRANSACTIONS
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A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by each Fund. The data presented are for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser in connection with the Funds. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser may utilize a broker and pay a slightly higher commission than another broker might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. During the last three fiscal years, no Fund paid brokerage commissions to any affiliated person of the Fund, the Adviser, FFS, or any affiliated person of those persons.

5.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

6.  PURCHASE AND REDEMPTION INFORMATION
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A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value per share plus any applicable sales charge.

Set forth below is an example of the method of computing the offering price of a Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of the Fund on March 31, 2001.

                                                        PAYSON VALUE FUND                PAYSON BALANCED FUND

Net Asset Value Per Share                                     $17.28                            $12.97
................................................. ................................. .................................
Sales Charge, 4.00% of offering price
(4.17% of net asset value per share)                          $0.72                             $0.54

................................................. ................................. .................................

Offering to Public                                            $18.00                            $13.51

The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.       REDEMPTION-IN-KIND

 Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, each Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

7.  TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end of each Fund is March 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares the net asset value of which at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to you during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so-called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.       WITHHOLDING TAX

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distribution of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

8.  OTHER MATTERS
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A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                      Investors Bond Fund
BrownIA Growth Equity Fund                     Maine TaxSaver Bond Fund
BrownIA Maryland Bond Fund                     Mastrapasqua Growth Value Fund
BrownIA Small-Cap Growth Fund                  New Hampshire TaxSaver Bond Fund
Daily Assets Cash Fund(1)                      Payson Balanced Fund
Daily Assets Government Fund(1)                Payson Value Fund
Daily Assets Government Obligations Fund(1)    Polaris Global Value Fund
Daily Assets Treasury Obligations Fund(2)      Shaker Fund(3)
DF Dent Premier Growth Fund                    TaxSaver Bond Fund
Equity Index Fund                              The Advocacy Fund
Fountainhead Kaleidoscope Fund                 Winslow Green Growth Fund
Fountainhead Special Value Fund


(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.
(2) The Trust offers shares of beneficial interest in an institutional and institutional service class of this series.
(3) The Trust offers shares of beneficial interest in A, B, C and Intermediary class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Board will consider approving amendments to the code of ethics for Trust, the Adviser and the principal underwriter at its next regularly scheduled meeting.

The Trust and each Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of the Fund, investors may contact FSS.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series and
(2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       CERTAIN REORGANIZATION TRANSACTIONS

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.       FUND OWNERSHIP

As of July 1, 2002, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund. Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 1, 2002, no person beneficially owned 25% or more of the shares of a Fund.

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of Payson Value Fund and of Payson Balanced Fund for the year ended March 31, 2002, which are included in the Annual Report to Shareholders of each Fund, are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
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A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch 's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
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TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                               ADVISORY FEE PAYABLE    ADVISORY FEE WAIVED    ADVISORY FEE RETAINED
PAYSON VALUE FUND
     Year Ended March 31, 2002                       $138,768                 $0.00                  $138,768
     Year Ended March 31, 2001                       $151,598                $16,394                 $135,204
     Year Ended March 31, 2000                       $156,197                $46,254                 $109,943


                                               ADVISORY FEE PAYABLE    ADVISORY FEE WAIVED    ADVISORY FEE RETAINED
PAYSON BALANCED FUND
     Year Ended March 31, 2002                       $105,209                 $0.00                  $105,209
     Year Ended March 31, 2001                       $104,188                $17,887                 $86,301
     Year Ended March 31, 2000                       $130,187                $57,726                 $72,461

TABLE 2 - SALES CHARGES

                                            AGGREGATE SALES CHARGE   SALES CHARGE RETAINED   SALES CHARGE REALLOWED
PAYSON VALUE FUND
    Year Ended March 31, 2002
    Year Ended March 31, 2001                        $1857                    $220                    $1637
    Year Ended March 31, 2000                       $1,857                    $220                   $1,637


                                            AGGREGATE SALES CHARGE   SALES CHARGE RETAINED   SALES CHARGE REALLOWED
PAYSON BALANCED FUND
     Year Ended March 31, 2002
    Year Ended March 31, 2001                         $84                     $11                      $73
    Year Ended March 31, 2000                         $10                      $1                      $9


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.

                                               ADMINISTRATION FEE    ADMINISTRATION FEE WAIVED   ADMINISTRATION FEE
PAYSON VALUE FUND                                   PAYABLE                                           RETAINED
       Year Ended March 31, 2002                    $34,692                   $17,346                  $17,346
     Year Ended March 31, 2001                      $37,900                   $18,950                  $18,950
     Year Ended March 31, 2000                      $39,049                   $11,308                  $27,741


                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
PAYSON BALANCED FUND                                 PAYABLE                   WAIVED                 RETAINED
       Year Ended March 31, 2002                     $35,070                  $17,535                  $17,535
     Year Ended March 31, 2001                       $34,729                  $23,171                  $11,558
     Year Ended March 31, 2000                       $43,396                  $27,735                  $15,661

TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS.

                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED       ACCOUNTING FEE
PAYSON VALUE FUND                                                                                    RETAINED
     Year Ended March 31, 2002                       $38,900                    $0                   $38,900
     Year Ended March 31, 2001                       $38,900                    $0                   $38,900
     Year Ended March 31, 2000                       $39,049                    $0                   $39,049


                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED       ACCOUNTING FEE
PAYSON BALANCED FUND                                                                                 RETAINED
     Year Ended March 31, 2002                       $40,900                    $0                   $40,900
     Year Ended March 31, 2001                       $38,900                    $0                   $38,900
     Year Ended March 31, 2000                       $39,200                    $0                   $39,200


TABLE 5 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees payableto FSS with respect to shares of each Fund, the amount of the fee wa waived by FSS, if any, and the actual fee received by FSS.

                                              TRANSFER AGENCY FEE      TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
PAYSON VALUE FUND                                   PAYABLE                  WAIVED                  RETAINED
     Year Ended March 31, 2002                      $64,144                  $17,346                 $46,798
     Year Ended March 31, 2001                      $67,225                  $4,052                  $63,173
     Year Ended March 31, 2000                      $68,204                    $0                    $68,204


                                              TRANSFER AGENCY FEE      TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
PAYSON BALANCED FUND                                PAYABLE                  WAIVED                  RETAINED
     Year Ended March 31, 2002                      $62,071                  $20,481                 $41,590
     Year Ended March 31, 2001                      $61,224                  $10,451                 $50,773
     Year Ended March 31, 2000                      $75,529                    $0                    $75,529


TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by each Fund.

                                                  PAYSON VALUE FUND                    PAYSON BALANCED FUND
     Year Ended March 31, 2002                         $20,000                               $50,000
     Year Ended March 31, 2001                         $12,887                               $41,303
     Year Ended March 31, 2000                         $21,241                               $50,183

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

                                                   VALUE HELD BY PAYSON VALUE FUND    VALUE HELD BY PAYSON BALANCED
REGULAR BROKER OR DEALER                                                                           FUND
Payson (HM) & Company                                                                            $658,000
Bear, Stearns & Co. Inc.                                                                         $677,000
Donaldson, Lufkin, & Jenrette Securities Corp                  $290,000
Payson (HM) & Company                                           $14,000

TABLE 8 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a Fund as of July 1, 2002.

FUND/CLASS OF SHARES            NAME AND ADDRESS                        SHARES                 % OF FUND
PAYSON VALUE FUND               Payse & Co.                             235,112.945            22.95
                              C/O H M Payson & Co.
                                PO Box 31
                               Portland, ME 04112
                                ....................................... ...................... .......................
                                Ala & Co.                               134,189.709            13.10
                              C/O H M Payson & Co.
                                PO Box 31
                               Portland, ME 04112
................................ ....................................... ...................... .......................
PAYSON BALANCED FUND            Payse & Co.                             331,573.793            22.18
                              C/O H M Payson & Co.
                                PO Box 31
                               Portland, ME 04112
                                ....................................... ...................... .......................
                                Ala & Co.                               207,822.741            13.90
                              C/O H M Payson & Co.
                                PO Box 31
                               Portland, ME 04112
                                ....................................... ...................... .......................

APPENDIX C - PERFORMANCE DATA
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TABLE 1 - TOTAL RETURNS (WITHOUT SALES CHARGES)

The average annual total return of each Fund for the period ended March 31, 2001, was as follows.

                                          CALENDAR                                                         SINCE
                ONE MONTH      THREE       YEAR TO        ONE        THREE        FIVE      TEN YEARS    INCEPTION
                              MONTHS        DATE         YEAR        YEARS        YEARS                (ANNUALIZED)
PAYSON VALUE
FUND             6.67 %       1.11 %       1.11 %       0.35 %       3.10 %      8.72 %        N/A        11.61 %
............... ............ ............ ............ ............ ........... ............ .......... ..............
PAYSON
BALANCED FUND     4.54%     1.69(0.04)%  1.69(0.04)%    9.11 %       7.52 %      8.42 %      10.05%       10.02 %

TABLE 2 - TOTAL RETURNS (WITH SALES CHARGES)

The average annual total return of each Fund for the period ended March 31, 2001, was as follows.

                             ONE               THREE              FIVE                TEN           SINCE INCEPTION
                            YEAR               YEARS              YEARS              YEARS           (ANNUALIZED)

PAYSON VALUE FUND            N/A                N/A                N/A                N/A                 N/A
...................... .................. .................. .................. ................... ..................
PAYSON BALANCED FUND         N/A                N/A                N/A                N/A                 N/A




Tables 1 through 3 show performance of the Fund as of periods ending December 31, 2001.

PAYSON VALUE FUND (1)

TABLE 1 - TOTAL RETURNS
      ONE YEAR             FIVE YEARS       SINCE INCEPTION (7/31/92)
         .35%                8.72%               11. 61%


TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
      ONE YEAR             FIVE YEARS       SINCE INCEPTION (7/31/92)
        -.12%                7.13%               10.13%
                    %

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
      ONE YEAR             FIVE YEARS       SINCE INCEPTION (7/31/92)
        .61%                 6.97%                9.47%



PAYSON BALANCED FUND (1)

TABLE 1 - TOTAL RETURNS
      ONE YEAR             FIVE YEARS            TEN YEARS
        9.11%                  8.42%              10.05%

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
      ONE YEAR             FIVE YEARS            TEN YEARS
        7.72%                  5.57%               7.49%

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
      ONE YEAR             FIVE YEARS            TEN YEARS
        6.12%                  5.62%               7.19%



(1) Effective March 13, 2002, the Fund eliminated all sales charges associated with the purchase and redemption of its shares. Accordingly, the performance information presented does not reflect the imposition of any sales charges.

                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 2002





                                   SHAKER FUND



INVESTMENT ADVISER:

         Shaker Investments, L.L.C.
         2000 Auburn Drive, Suite 300
         Cleveland, Ohio 44122

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

         Forum Shareholder Services, LLC
         P.O. Box 446
         Portland, Maine 04112
         888-314-9048

This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2002, as may be amended from time to time, offering shares of the Shaker Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.


Financial statements for the Fund for the period ended March 31, 2002 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


GLOSSARY                                                                      1


INVESTMENT POLICIES AND RISKS                                                 2


INVESTMENT LIMITATIONS                                                        4


PERFORMANCE DATA AND ADVERTISING                                              6


MANAGEMENT                                                                   9


PORTFOLIO TRANSACTIONS                                                       19


PURCHASE AND REDEMPTION INFORMATION                                          22


TAXATION                                                                     25


OTHER MATTERS                                                                28


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                              A-1


APPENDIX B - MISCELLANEOUS TABLES                                           B-1


APPENDIX C - PERFORMANCE DATA                                               C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

         "Adviser" means Shaker Investments, L.L.C.

         "Board" means the Board of Trustees of the Trust.

         "CFTC" means Commodities Future Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means the custodian of the Fund's assets.

         "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.

         "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

         "FFS" means Forum Fund Services, LLC, the distributor of the Fund's shares.

         "Fitch" means Fitch Ratings.

         "FSS" means Forum Shareholder Services, LLC, the transfer agent of the Fund.

         "Fund" means Shaker Fund.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P"  means  Standard & Poor's  Corporation,  a division of the McGraw
          Hill Companies.

         "Trust" means Forum Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies orinstrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------
The Fund is a  diversified  series of the Trust.  The Fund offers four  classes:
Intermediary Shares (formerly Institutional Shares), A Shares (formally Investor Shares), B Shares and C Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1.       COMMON AND PREFERRED STOCK

GENERAL Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

The Fund's investment in preferred stocks is subject to the credit risk relating to the financial condition of the issuers of those securities. To limit credit risk, the Fund may only invest in preferred stocks that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated debt securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

The Fund may retain preferred stocks whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of securities, including preferred stocks. A description of the range of ratings assigned to preferred stocks by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

2.       WARRANTS

GENERAL Warrants are securities issued either alone or with another security that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors, and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

3.       DEPOSITARY RECEIPTS

GENERAL The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

4.       ILLIQUID AND RESTRICTED SECURITIES

GENERAL The term "illiquid securities," as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

DETERMINATION OF LIQUIDITY. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

RISKS Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid marketwill exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

5.       TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Appendix A summarizes the short-term ratings of several NRSROs.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

6.       CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.       FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

CONCENTRATION Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

DIVERSIFICATION With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

UNDERWRITING ACTIVITIES Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

MAKING LOANS Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES Issue senior securities except pursuant to Section 18 of the 1940 Act.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, which are not fundamental policies of the Fund. The Fund may not:

SECURITIES OF INVESTMENT COMPANIES Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

SHORT SALES Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

ILLIQUID SECURITIES Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

PURCHASES ON MARGIN Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

BORROWING Purchase or otherwise acquire any security if the total of borrowings would exceed 5% of the value of its total assets.

EXERCISING CONTROL OF ISSUERS Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

CONCENTRATION Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of foreign governments.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.       PERFORMANCE DATA

Intermediary Shares, A Shares, B Shares and C Shares of the Fund (each a "class," and collectively the "classes") may each quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns.

Each class may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper Inc., iMoneyNet, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

Each class may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The performance of each Fund will fluctuate in response to market conditions and other factors.

2.  PERFORMANCE CALCULATIONS

The performance of each class is quoted in terms of total return. Tables 1 through 3 in Appendix C include performance information for each class.

3.       TOTAL RETURN CALCULATIONS

The total return of each class shows that class's overall change in value, including changes in share price, and assumes all of the Fund's or class's distributions are reinvested.

Total return figures are based on amounts invested in a class net of any applicable sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, each class: (1) determines the growth or decline in value of a hypothetical historical investment in the class over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of each class.

Average annual total return before taxes on distributions and/or the sale of Fund shares is calculated according to the following formula:

      P(1+T)n = ERV

      Where:
              P      =    a hypothetical initial payment of $1,000
              T      =    average annual total return
              n      =    number of years
              ERV    =    ending redeemable value: ERV is the value, at the end
                          of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of Fund shares, is calculated according to the following formula:

      P (1 + T)n = ATV[D]

      Where:
              P      =    hypothetical initial payment of $1,000;
              T      =    average annual total return (after taxes
                          on  distributions);
              n      =    period covered by the computation, expressed in years.
              ATV[D] =    ending  value  of a  hypothetical $1,000 payment made
                          at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

      P (1 + T)n = ATV[DR]

      Where:
              P      =    hypothetical initial payment of $1,000;
              T      =    average annual total return (after taxes on
                          distributions and  sale  of  Fund  shares);
              n      =    period covered by the
             ATV[DR] =    ending value of a computation, expressed in years.
                          hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual total returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, each class may quote unaveraged or cumulative total returns, which reflect that class's performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a class's front-end sales charge.

Period total return, without considering taxes on distributions or on sales of Fund shares, is calculated according to the following formula:

      PT = (ERV/P-1)

      Where:
              PT     =        period total return
              The other definitions are the same as in average annual total return above

4.       OTHER MATTERS

Each class may also include a variety of information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of the class as of one or more dates; and (10) a comparison of the class's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any class's performance.

Each class may advertise information regarding the effects of applicable systematic investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a class of the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

------------ --------------------------------- ---------------------------------- ----------------------------------
PERIOD            SYSTEMATIC INVESTMENT                   SHARE PRICE                     SHARES PURCHASED
------------ --------------------------------- ---------------------------------- ----------------------------------
     1                     $100.00                             $10.00                           10.00
------------ --------------------------------- ---------------------------------- ----------------------------------
     2                     $100.00                             $12.00                            8.33
------------ --------------------------------- ---------------------------------- ----------------------------------
     3                     $100.00                             $15.00                            6.67
------------ --------------------------------- ---------------------------------- ----------------------------------
     4                     $100.00                             $20.00                            5.00
------------ --------------------------------- ---------------------------------- ----------------------------------
     5                     $100.00                             $18.00                            5.56
------------ --------------------------------- ---------------------------------- ----------------------------------
     6                     $100.00                             $16.00                            6.25
------------ --------------------------------- ---------------------------------- ----------------------------------
             TOTAL                             AVERAGE                            TOTAL
             INVESTED    $600.00               PRICE             $15.17           SHARES         41.81
------------ --------------------------------- ---------------------------------- ----------------------------------

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------
1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers.

The names of the Trustees and officers of the Trust, their position with the Trust, address, length of service to the Trust, date of birth and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee within the same fund complex and other trusteeships/directorships held by the Trustees is set forth below.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED 2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer 1             Chairman    1989        Member and Director, Forum        29             Chairman/
Born:  July 15, 1942        President   -Present    Financial Group, LLC (a mutual                   President,
Two Portland Square                                 fund services holding company)                   Monarch Funds
Portland, ME 04101                                  Director,  various affiliates of
                                                    Forum Financial Group, LLC
                                                    including     Forum     Fund
                                                    Services,    LLC    (Trust's
                                                    underwriter)
                                                    Chairman/President,     Core
                                                    Trust             (Delaware)
                                                    Chairman/President   of  two
                                                    other  investment  companies
                                                    within the fund complex.
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1     John Y. Keffer indirectly controls the entities that provide administration,  distribution,  fund accounting,  transfer agency and custodial  services to the Trust.  Mr. Keffer also  indirectly  controls Forum  Investment  Advisors,  LLC, the investment adviser to certain Trust series.
2     Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.


                                       10





--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST     SERVED 2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-       Professor of Economics,           27             None
Born:  February 15, 1943                Present     University of California-Los
Department of Economics                             Angeles
University of California                            Visiting Professor of
Los Angeles, CA 90024                               Economics, Athens University of
                                                    Economics and Business 1998 -
                                                    1999
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-       President, Technology Marketing   27             None
Born:  July 26, 1942                    Present     Associates
27 Temple Street                                    (marketing company for small
Belmont, MA 02718                                   and medium sized businesses in
                                                    New England)
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-       Partner, Wolfe, Block, Schorr     27             None
Born:  November 9, 1943                 Present     and Solis-Cohen LLP (law firm)
40 West 57th Street                                 since 2002
New York, NY 10019                                  Partner, Thelen Reid & Priest
                                                    LLP (law firm) from 1995 - 2002
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice                    Director of Business              N/A            N/A
Born:  July 15, 1954        President/  2000-       Development, Forum Financial
Two Portland Square         AsSecretary Present     Group, LLC since 2001
Portland, ME 04101                                  Managing Director and Counsel,
                                                    Forum Financial  Group,  LLC
                                                    from   1993  to  2001   Vice
                                                    President   of   one   other
                                                    investment   company  within
                                                    the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice                    Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/  2001-       Shareholder Services, LLC
Two Portland Square         AsSecretary Present     (transfer agent)
Portland, Maine  04101                              Director, Forum Administrative
                                                    Services, LLC (mutual fund
                                                    administrator) since 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

2  Each Trustee and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

                                       11





--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey A. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC since 1992
Two Portland Square                                 Treasurer of two other
Portland, ME 04101                                  investment company within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square                                 Associate General Counsel,
Portland, ME 04101                                  Smith Barney Inc. (brokerage
                                                    firm) 1993 - 1998
                                                    Secretary of one other
                                                    investment company within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------


                                  TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN   AS OF DECEMBER 31, 2001 IN ALL FUNDS
              TRUSTEES                    THE FUND AS OF DECEMBER 31, 2001      OVERSEEN BY TRUSTEE IN THE FAMILY OF
                                                                                        INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------

------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                               $10,001-$50,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2001, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

                     INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. During the fiscal period ended March 31, 2002, the Audit Committee met once. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year period March 31, 2002, the Nominating Committee did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee consists of Messrs. Keffer and Cheng, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee meets when necessary and, during the fiscal period ended March 31, 2002, met three times.

2.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee will be paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex, which includes all series of the Trust and one other investment company for which Forum Financial Group, LLC provides services for the fiscal year ending March 31, 2002.

----------------------- ------------------------- -------------------- -------------------- -------------------------
                                                                                               TOTAL COMPENSATION
                              COMPENSATION                                                       FROM THE FUND
TRUSTEE                        FROM FUND            BENEFITS            RETIREMENT           AND FUND COMPLEX
----------------------- ------------------------- -------------------- -------------------- -------------------------
John Y. Keffer                  $0                     $0                   $0                   $0
----------------------- ------------------------- -------------------- -------------------- -------------------------
Costas Azariadis                $145                   $0                   $0                   $9000.00
----------------------- ------------------------- -------------------- -------------------- -------------------------
James C. Cheng                  $145                   $0                   $0                   $9000.00
----------------------- ------------------------- -------------------- -------------------- -------------------------
J. Michael Parish               $145                   $0                   $0                   $9000.00
----------------------- ------------------------- -------------------- -------------------- -------------------------

3.       INVESTMENT ADVISER

SERVICES OF ADVISER The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

OWNERSHIP OF ADVISER The Adviser is a privately owned limited liability company organized under the laws of Ohio in January 2002. Prior to January 2002, the Fund was advised by Shaker Management, Inc. Shaker Management, Inc. merged with an affiliate, Shaker Investments, Inc., to create the Adviser. Shaker Investments, Inc. was a privately owned corporation organized under the laws of Ohio in 1991. Both companies were controlled by Edward P. Hemmelgarn, David R. Webb and Adam Solomon and there are no differences in management, principal ownership or investment strategy.

FEES The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF THE ADVISORY AGREEMENT The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreementmust be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreementis terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under its Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to the Fund, including information provided by the Adviser regarding its personnel servicing the Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last approval of the Advisory Agreement.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds. The Board was informed that the Fund has outperformed it benchmark, the Russell 2000 Growth Index, and its Lipper, Inc. peer group for the 1 month and 6 month periods, but underperformed for the 3 month and 9 month periods. Given this short and inconsistent track record, the Board determined that it could not make any meaningful conclusions based on past performance at this time.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund and the Adviser's trading policies and average commissions per trade charged to the Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Fund.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

4.       DISTRIBUTOR

SERVICES AND COMPENSATION OF DISTRIBUTOR FFS, the distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer. Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons, including the Adviser, who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold with a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund as FFS's agent.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's A Shares. Table 2 in Appendix B describes the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of the Fund and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

DISTRIBUTION PLAN - A SHARES, B SHARES AND C SHARES In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares, B Shares and C Shares which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the A Shares and up to 0.75% of the average daily net assets of each of B Shares and C Shares as compensation for FFS's services as distributor.

The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing,printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of A Shares, B Shares and C Shares for sale to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and FFS to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated at any time by the Board, by a majority of the Qualified Trustees or by shareholders of the Fund's A Shares, B Shares, or C Shares.

Table 3 in Appendix B describes the dollar amount of fees payable by the Fund to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan. This information is provided for the past three years (or shorter period depending on a Fund's commencement of operations).

5.       OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

Prior to September 11, 2001, FAdS received a fee from the Fund at an annual rate of 0.20% of the average daily net assets of the Fund plus $24,000 per year. As of September 11, 2001, the asset based fee of 0.20% was reduced to 0.10%. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month.

The Administration Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND ACCOUNTANT As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund of $45,000 per year, $12,000 per year for each additional share class above one, 0.01% of the average daily net assets of the Fund, plus certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month, based on average daily assets of the prior month.

The Accounting Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to the Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The

Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 5 in Appendix B shows the dollar amount of the fees payable by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

Prior to September 11, 2001, FSS received a fee from the Fund at an annual rate of 0.05% of the Fund's average daily net assets, $24,000 annually for the first share class, plus $21,600 annually for each additional share class, $24 per shareholder account annually, plus certain out-of-pocket expenses. As of September 11, 2001, the asset based fee of 0.05% was eliminated. The fee is accrued daily by the Fund and is paid monthly.

FSS is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agency Agreement. FSS may pay those agents for their services, but no such payment will increase FSS's compensation from the Trust.

FSS or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of a Fund with respect to assets invested in that Fund. FSS or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the FSS with respect to assets of those customers or clients invested in the Portfolio. FSS or sub-transfer agents or processing agents retained by the FSS may offer and redeem Fund shares.

The Transfer Agency Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement.

Under the Transfer Agency Agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B shows the dollar amount of the fees payable by the Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

SHAREHOLDER SERVICING AGENT Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and FAdS effective March 30, 2002, FAdS is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by FSS ("Shareholder Servicing Activities") with respect to A, B and C Shares. Under the Plan, FAds may enter into shareholder service agreements with financial institutions or other persons, including the Adviser, who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records for shareholders of the Fund;
(2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through FAdS, with respect to each of A, B and C Shares, a fee of up to 0.25% of that class' average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by FAdS.

CUSTODIAN As custodian, pursuant to an agreement with the Trust (the "Custodian Agreement"), Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives a fee from the Fund at an annual rate as follows: (a) 0.01% of the Fund's average daily net assets, (b) $3,600 annually and (c) out-of-pocket expenses. The Fund also pays certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL Seward & Kissel, LLP passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as independent auditors for the Fund. The auditor audits the annual financial statements of the Fund and provides the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.       HOW SECURITIES ARE PURCHASED AND SOLD

Transactions on a U.S. exchange are generally effected through brokers who charge commissions. Commissions charged on transactions effected on stock exchanges are negotiated.

Transactions in the over-the-counter markets usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. Securities purchased directly from the issuer are usually not subject to transactional costs. Generally, the purchase price of securities sold by underwriters includes a fixed commission or concession paid by the issuer to the underwriter while the purchase price of securities sold by a dealer includes an undisclosed mark-up representing the spread between the purchase price and the dealer's cost.

2.       COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available for the purchase and sale of securities. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.       CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. The spread is the difference between the bid and the offer price. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

5.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. The research obtained from brokers is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

6.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.      SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund's most recent fiscal year. Table 8 also includes the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.       ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. Consistent with the provisions of the Trust's trust Instrument, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.       UGMAS/UTMAS

If the  custodian's  name  is not in the  account  registration  of a  gifts  or
transfers  to  minor   ("UGMA/UTMA")   account,   the  custodian   must  provide
instructions in a manner indicating custodial capacity.

5.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.       ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the New York Stock Exchange is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

8.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.       NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.      DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.

Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributionsin cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

11.      INITIAL SALES CHARGES (A SHARES ONLY)

REDUCED SALES CHARGES You may qualify for a reduced sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

ELIMINATION OF INITIAL SALES CHARGES No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

     o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC.
     o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee.
     o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.
     o Any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment.
     o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.
     o Any person who exchanges into the Fund from another mutual fund that charges a front-end or deferred sale charge.
     o Any person who is a private client or referred by a private client of the Adviser or its affiliates.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

12.      CONTINGENT DEFERRED SALES CHARGE (A SHARES, B SHARES AND C SHARES)

With respect to A Shares, B Shares and C Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under
Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection  with loan,  hardship  withdrawals,  death,  disability, retirement, change of employment, or an excess contribution; and (5) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

13.      CONVERSION OF B SHARES

The conversion of B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code; and (2) the conversion of B Shares does not constitute a taxable event under Federal income tax law. The conversion B Shares to A Shares may be suspended if such an opinion is not available at the time the conversion is to occur. In that event, no conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the B Shares.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications of the Fund's Federal tax treatment to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISER AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is March 31 (the same as the Fund's fiscal year end).

2.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

FAILURE TO QUALIFY If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

3.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the

Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made to you (or deemed made) during the year.

4.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

5.       SALE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

6.       BACKUP WITHHOLDING TAX

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

7.       FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the taxation implications of Fund income received will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

8.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

OTHER MATTERS
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1.       THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


------------------------------------------------------------ ---------------------------------------------------------
Austin Global Equity Fund                                    Fountainhead Special Value Fund
------------------------------------------------------------ ---------------------------------------------------------
BrownIA Growth Equity Fund                                   Investors Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
BrownIA Small-Cap Growth Fund                                Maine TaxSaver Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
BrownIA Maryland Bond Fund                                   Mastrapasqua Growth Value Fund
------------------------------------------------------------ ---------------------------------------------------------
BrownIA Intermediate Bond Fund                               New Hampshire TaxSaver Bond Fund
----------------- ----------------------------------------------------------------------------------------------------
Daily Assets Cash Fund(1)                                    Payson Balanced Fund
------------------------------------------------------------ ---------------------------------------------------------
Daily Assets Government Fund(1)                              Payson Value Fund
------------------------------------------------------------ ---------------------------------------------------------
Daily Assets Government Obligations Fund(1)                  Polaris Global Value Fund
------------------------------------------------------------ ---------------------------------------------------------
Daily Assets Treasury Obligations Fund(2)                    Shaker Fund(3)
------------------------------------------------------------ ---------------------------------------------------------
DF Dent Premier Growth Fund                                  TaxSaver Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Equity Index Fund                                            The Advocacy Fund
------------------------------------------------------------ ---------------------------------------------------------
Fountainhead Kaleidoscope Fund                               Winslow Green Growth Fund
------------------------------------------------------------------------------------------------------- --------------

(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.
(2) The Trust offers shares of beneficial interest in an institutional and institutional services share class of this series.
(3) The Trust offers shares of beneficial interest in an intermediary, A, B and C share class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Fund's investment adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance.

SHAREHOLDER VOTING AND OTHER RIGHTS Each share of each series of the Trust and each class of shares has equal dividend, DISTRIBUTION, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

FUND OWNERSHIP As of July 3, 2002, the officers and trustees of the Trust as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------
                                                PERCENTAGE OF
FUND                                             SHARES OWNED
--------------------------------------------------------------------
Intermediary Shares                                   N/A
------------------------------------------ -------------------------
A Shares                                              N/A
------------------------------------------ -------------------------
B Shares                                              N/A
------------------------------------------ -------------------------
C Shares                                              N/A
------------------------------------------ -------------------------

Also as of that date, certain shareholders of record owned 5% or more of a class or shares of the Fund. Shareholders known by the Fund to own of record or beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund or class. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 3, 2002, the following persons beneficially or of record owned 25% or more of the shares of a Fund or class of the Trust and may be deemed to control the Fund or the class. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed. "Control" for this purpose is the ownership of 25% or more of the Fund's or class's voting securities.

CONTROLLING PERSON INFORMATION

SHAKER FUND                      NAME AND ADDRESS                                SHARES       % OF FUND
-------------------------------------------------------------------------------------------------------
A Shares                         Charles Schwab & Co. Inc.                   1,332,988.246      57.39%
                                 101 Montgomery Street
                                 San Francisco, CA 94104
................................. .......................................... ................. ...........
C Shares                         McDonald Investments Inc.                     45,211.543       42.50%
                                 FBO 86779725
                                 4900 Tiedeman Road
                                 Brooklyn, OH 44144
............................................................................ ................. ...........
Intermediary Shares              Edward P. Hemmelgarn TTEE                    212,968.046       27.64%
                                 Shaker Investment Profit Sharing Plan
                                 2000 Auburn Drive #300
                                 Beachwood, OH 44122
................................. .......................................... ................. ...........


LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.       FINANCIAL STATEMENTS

The financial statements of the Fund for the period ended March 31, 2002, which are included in the Annual Report to Shareholders of the Fund, are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------
PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C             This is the lowest rated class of preferred or  preference  stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA           This is the  highest  rating  that may be  assigned  by Standard &
              Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,        Preferred stock rated BB, B,and CCC is regarded, on  balance,  as
CCC           predominantly speculative   with respect to the issuer's
              capacity to pay preferred stock obligations. BB indicates the lowest  degree of  speculation  and CCC the  highest.  While  such
              issues   will   likely   have   some   quality   and    protective
              characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C             A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
               o    Leading market positions in well-established industries.
               o    High rates of return on funds employed.
               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT Issuers rated Not Prime do not fall within any of the Prime rating categories.
PRIME

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------
TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

------------------------------------------- ------------------------ ----------------------- ------------------------
                                                ADVISORY FEE               ADVISORY FEE            ADVISORY FEE
                                                  PAYABLE                    WAIVED                  RETAINED
------------------------------------------- ------------------------ ----------------------- ------------------------
   Period Ended March 31, 2002                     $161,529                 $122,966                 $38,563
------------------------------------------- ------------------------ ----------------------- ------------------------


TABLE 2 - SALES CHARGES

The following table shows the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A Shares.

------------------------------------------- ------------------------ ----------------------- ------------------------
                                                AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
------------------------------------------- ------------------------ ----------------------- ------------------------
   Period Ended March 31, 2002                                              $23,859                  $23,090
------------------------------------------- ------------------------ ----------------------- ------------------------


TABLE 3 - DISTRIBUTION FEES

The following table shows the dollar amount of fees payable to FFS or its agents by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by FFS or its agents, if any, and the actual fees received by FFS or its agents.

------------------------------------------- ------------------------ ----------------------- ------------------------
                                                      FEE                     FEE                      FEE
       PERIOD ENDED MARCH 31, 2002                  PAYABLE                  WAIVED                  RETAINED
------------------------------------------- ------------------------ ----------------------- ------------------------
                  A SHARES                          $21,753                  $7,210                  $14,543
------------------------------------------- ------------------------ ----------------------- ------------------------
                  B SHARES                           $580                       $0                      $580
------------------------------------------- ------------------------ ----------------------- ------------------------
                  C SHARES                           $591                       $0                      $591
------------------------------------------- ------------------------ ----------------------- ------------------------

Of the $14,543 paid by the Fund with respect to A Shares, all was disbursed as compensation to broker-dealers. Of the $580 paid by the Fund with respect to B
Shares, all was paid to the Adviser. Of the $591 paid by the Fund with respect to C Shares, all fees collected on these assets during their first year in the Fund were to the Adviser. Future fees on these assets will be disbursed as compensation to broker-dealers.



TABLE 4 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS by the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS.

------------------------------------------- ------------------------ ----------------------- ------------------------
                                              ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
                                                    PAYABLE                  WAIVED                 RETAINED
------------------------------------------- ------------------------ ----------------------- ------------------------
   Period Ended March 31, 2002                      $40,179                  $3428                   $36,751
------------------------------------------- ------------------------ ----------------------- ------------------------

                                      B-1




TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FAcS by the Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS.

------------------------------------------- ------------------------ ----------------------- ------------------------
                                            ACCOUNTING FEE PAYABLE   ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED

------------------------------------------- ------------------------ ----------------------- ------------------------
   Period Ended March 31, 2002                      $63,232                    $0                    $63,232
------------------------------------------- ------------------------ ----------------------- ------------------------


TABLE 6 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees payable to FSS by the Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS.

------------------------------------------- ------------------------ ----------------------- ------------------------
                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
                                                    PAYABLE                  WAIVED                 RETAINED
------------------------------------------- ------------------------ ----------------------- ------------------------
   Period Ended March 31, 2002                      $68,585                  $1,714                  $66,871
------------------------------------------- ------------------------ ----------------------- ------------------------


TABLE 7 - COMMISSIONS

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

-------------------------------------- ------------------- -------------------- ------------------ ------------------
                                                             TOTAL BROKERAGE     % OF BROKERAGE          % OF
                                                             COMMISSIONS ($)    COMMISSIONS PAID     TRANSACTIONS
                                                               PAID TO AN        TO AN AFFILIATE    EXECUTED BY AN
                                        TOTAL BROKERAGE     AFFILIATE OF THE     OF THE FUND OR    AFFILIATE OF THE
                                        COMMISSIONS ($)     FUND OR ADVISER          ADVISER        FUND OR ADVISER
-------------------------------------- ------------------- -------------------- ------------------ ------------------
Period Ended March 31, 2002
-------------------------------------- ------------------- -------------------- ------------------ ------------------


TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


--------------------------------------- ----------------------------------------
REGULAR BROKER OR DEALER                   VALUE HELD
--------------------------------------- ----------------------------------------
Period Ended March 31, 2002                 N/A
--------------------------------------- ----------------------------------------


TABLE 9 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of July 31, 2002.

-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                                                                                               % OF CLASS    % OF FUND
SHAKER FUND                NAME AND ADDRESS                                      SHARES        OR SHARES
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
INTERMEDIARY SHARES
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Edward P. Hemmelgarn TTEE                           212,968.046           27.64
                           Shaker Investment Profit Sharing Plan and Trust
                           UAD
                           2000 Auburn Drive #300
                           Beachwood, OH 44122
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Lauer & Co A Partnership                            65,619.512             8.52
                           C/O Glenmede Trust Co.
                           Attn: Marie Knuttel
                           P.O. Box 58997
                           Philadelphia, PA 19102-8997
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Dr. Andrew Cook & Jacqueline Ellis TTEES            62,506.870         8.11
                           FBO Dyland Ellis Cook Irrevocable Trust
                           225 Woodward Point Road
                           Brunswick, ME 04011
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
A SHARES
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Charles Schwab & Co Inc.  -    Mutual FD           1,332,988.246      57.39
                           SPL  CSTDY  A-C for EXCL  BNFT  CUST
                           101  Montgomery Street
                           San Francisco, CA 94104
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
B SHARES
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Parker Hunter Inc.     FBO                           6,925.208        10.01
                           McMonagle and Murello
                           Profit Sharing TR DTD
                           225 Derrick Avenue
                           Uniontown, PA 15401-4753
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Painewebber for the Benefit of Joseph M. Ahern       5,861.665         8.47
                           130 Tuttle Road
                           Briarcliff Manor, NY 10510-2240
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Painewebber for the Benefit of                       4,933.815         7.13
                           UBS Painewebber CDN FBO
                           Edward Falkowski IRA R/O
                           P.O. Box 3321
                           Weehawken, NJ 07086-8154
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Parker Hunter Inc. FBO                               3,462.604         5.01
                           John F. Burke Jr.
                           2800 Euclid Avenue Room 300
                           Cleveland, OH  44115
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Guarantee & Trust Co. Trustee                        3,462.604         5.01
                           FBO John F. Burke Jr.     IRA
                           P.O. Box 8963
                           Wilmington, DE 19899
-------------------------- ------------------------------------------------- ---------------- ------------- -------------

                                      B-3




C SHARES
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           McDonald Investments Inc.                           45,211.543        42.50
                           (FBO)  86779725
                           4900 Tiedeman Road
                           Brooklyn, OH 44144
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           NFSC   FEBO                                         16,560.691        15.57
                           Gloria J. Kukurin
                           2918 Bryer Ridge Ct.
                           Export, PA 15632
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Bear Stearns Securities Corp.                       11,110.246        10.44
                           FBO 645-01832-12
                           1 Metrotech Center North
                           Brooklyn, NY 11201-3859
-------------------------- ------------------------------------------------- ---------------- ------------- -------------
                           Bear Stearns Securities Corp.                        8,558.410         8.04
                           FBO 645-95763-17
                           1 Metrotech Center North
                           Brooklyn, NY 11201-3859
-------------------------- ------------------------------------------------- ---------------- ------------- -------------


APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

Tables 1 through 3 show performance of the Fund as of periods ending March 31, 2002.


TABLE 1 - TOTAL RETURNS

                             SINCE INCEPTION
Intermediary Shares              -19.10%
A Shares                         -19.40%
B Shares                         -19.65%
C Shares                         -19.63%


TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

                             SINCE INCEPTION
Intermediary Shares              -19.10%
A Shares                         -19.40%
B Shares                         -19.65%
C Shares                         -19.63%

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

                             SINCE INCEPTION
Intermediary Shares              -11.73%
A Shares                         -11.91%
B Shares                         -12.07%
C Shares                         -12.05%


                                      C-1